UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 7123

Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2012

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR Form will be filed for this series, as appropriate.

ADVANTAGE FUNDS, INC.

-        DREYFUS GLOBAL ABSOLUTE RETURN FUND

-        DREYFUS GLOBAL DYNAMIC BOND FUND

-        DREYFUS GLOBAL REAL RETURN FUND

-        DREYFUS TOTAL EMERGING MARKETS FUND

-        DREYFUS TOTAL RETURN ADVANTAGE FUND

-        GLOBAL ALPHA FUND

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
Global Absolute
Return Fund

ANNUAL REPORT October 31, 2012

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
11	Statement of Financial Futures
12	Statement of Options Written
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
38	Report of Independent Registered Public Accounting Firm
39	Proxy Results
40	Board Members Information
42	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Global Absolute
Return Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Absolute Return Fund, covering the 12-month period from November 1, 2011, through October 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite pronounced stock market weakness during the spring of 2012, stocks generally advanced over the reporting period as investors responded to encouraging macroeconomic developments throughout the world. Employment gains in the United States, credible measures to prevent a more severe banking crisis in Europe, and the likelihood of a “soft landing” for China’s economy buoyed investor sentiment, as did aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China. Consequently, U.S. stocks across all capitalization ranges posted double-digit returns, on average, for the reporting period.

In light of the easy monetary policies adopted by many countries, we expect global growth to be slightly more robust in 2013 than in 2012.The U.S. economic recovery is likely to persist at subpar levels over the first half of the new year, as growth may remain constrained by uncertainties surrounding fiscal policy and tax reforms. However, successful resolution of the current fiscal debate may prompt corporate decision-makers to increase capital spending, which could have positive implications for the U.S. economy and domestic equity markets.As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2011, through October 31, 2012, as provided by Vassilis Dagioglu, James Stavena,Torrey Zaches and Joseph Miletich, Portfolio Managers of Mellon Capital Management Corporation, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2012, Dreyfus Global Absolute Return Fund’s Class A shares produced a total return of –1.16%, Class C shares returned –1.95% and Class I shares returned –0.90%.1 In comparison, the fund’s benchmark, the Citigroup 30-Day Treasury Bill Index, produced a total return of 0.04% for the same period.2

Amid heightened market volatility, improving economic sentiment in many parts of the world generally supported prices of global stocks and bonds, enabling them to produce modestly positive returns for the reporting period. The fund produced lower returns than its benchmark, largely due to shortfalls in our currency and asset allocation strategies.

The Fund’s Investment Approach

The fund seeks total return through investments in securities and instruments that provide exposure to global stock, bond and currency markets. For allocation among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to derive market level expected returns. For allocation among bond markets, the portfolio managers use proprietary models to identify temporary mispricings among the long-term government bond markets.The most relevant long-term bond yield within each country serves as the expected return for each bond market. Our quantitative investment approach is designed to identify and exploit relative misvaluations across and within major developed capital markets such as the United States, Japan and the larger Western European countries.

Markets Reacted to Macroeconomic Developments

The reporting period began in the wake of major declines in financial markets throughout the world, resulting in attractive valuations in a number of asset classes in November 2011. Indeed, by the beginning of 2012 stocks and bonds in many markets

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

were rallying amid encouraging macroeconomic developments, including U.S. employment gains, a quantitative easing program in Europe that forestalled a more severe banking crisis in the region, and less restrictive monetary and fiscal policies in China in an environment of reduced inflationary pressures. Meanwhile, corporate earnings generally remained strong, and many companies had shored up their balance sheets. Consequently, investors grew more tolerant of risks, focusing more intently on investment fundamentals and less on macroeconomic developments.

These positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed, measures designed to relieve fiscal pressures in Europe encountered resistance, and the Chinese economy remained sluggish. The summer saw the market rallies resume amid more encouraging economic news, and global stocks and bonds ended the reporting period with mildly positive absolute returns, on average.

Alpha Sources Produced Mixed Results

The fund’s relative performance was constrained during the reporting period by our asset allocation strategy. The timing of our asset allocation decision between stocks and bonds negatively impacted performance during the period. Our movement to a small overweight to stocks and underweight to bonds at the end of 2011 constrained performance in the first quarter of 2012, as stocks significantly outperformed.As the strategy moved into a larger underweight to bonds in the second quarter, bonds outperformed and performance suffered. Our currency strategy also hurt the fund’s relative results, as weakness stemming from underweighted exposure to the British pound and an overweighted position in the Australian dollar were only partly offset by more successful positions in the euro and New Zealand dollar.

The fund achieved better results in global bond markets, primarily due to overweighted exposure to U.S.Treasury securities and underweighted exposure to sovereign bonds in Japan, Canada, and Australia. Indeed, only U.K. gilts proved counterproductive, and our bond market selection model ranked as the fund’s best performing alpha source during the reporting period.

Our stock market selection model also generally fared well. Overweighted exposure to German equities buoyed relative performance when Germany led European markets higher in response to policymakers’ efforts to address the region’s financial crisis.

4

Underweighted exposure to Japanese equities also contributed positively to relative returns, as Japan continued to face deflationary pressures and persistently weak conditions in its domestic economy. Relative weakness stemming from underweighted exposure to Swiss equities and overweighted positions in the United Kingdom and Italy was not enough to erase gains in other stock markets.

Identifying Opportunities in Global Markets

As of the reporting period’s end, our quantitative models have continued to identify areas of opportunity in all four of the alpha sources we consider. Equity valuations have remained attractive compared to historical norms, indicating that the fund’s overweighted exposure to global stock markets and underweighted position among fixed-income markets remains warranted. Our stock market selection model has found a number of opportunities in Germany, the Netherlands, and the United States, but fewer in Japan, Hong Kong, and Switzerland. Our bond market selection model has signaled that German and U.S. government bonds are attractive, but Canadian and U.K. debt securities are less so. Finally, our currency model has favored the Australian dollar, Canadian dollar, Swedish krona and Norwegian krone over the U.S. dollar and euro.

November 15, 2012

Investing in foreign companies involves special risks, including changes in currency rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.

Equity securities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Bond securities are subject generally to interest rate, credit, liquidity, call, sector and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 1,
2014. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. – Citigroup 30-Day Treasury Bill Index is a market value-weighted index of public obligations of the U.S.Treasury with maturities of 30 days. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Global Absolute Return Fund on 12/18/07 (inception date) to a $10,000 investment made in the Citibank 30-Day Treasury Bill Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a market value-weighted index of public obligations of the U.S.Treasury with maturities of 30 days. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/12

	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (5.75%)	12/18/07	–6.86%	–0.62%
without sales charge	12/18/07	–1.16%	0.59%
Class C shares
with applicable redemption charge †	12/18/07	–2.93%	–0.16%
without redemption	12/18/07	–1.95%	–0.16%
Class I shares	12/18/07	–0.90%	0.88%
Citibank 30-Day Treasury Bill Index	12/31/07	0.04%	0.34%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 12/31/07 is used as the beginning value on 12/18/07.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Absolute Return Fund from May 1, 2012 to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.55	$11.30	$6.29
Ending value (after expenses)	$1,001.70	$998.30	$1,003.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.61	$11.39	$6.34
Ending value (after expenses)	$1,017.60	$1,013.83	$1,018.85

† Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class C and 1.25%
for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2012

	Face Amount
	Covered by
Options Purchased—3.5%	Contracts ($)		Value ($)
Call Options—3.3%
U.S. Treasury 10 Year Note Futures,
December 2012 @ $115	36,000	[a]	649,125

	Number of
	Contracts		Value ($)
Put Options—.2%
Swiss Market Index Futures,
December 2012 @ CHF 6,601	50	[a]	6,595
Swiss Market Index Futures,
December 2012 @ CHF 6,532	220	[a]	22,478
			29,073
Total Options Purchased
(cost $679,678)			678,198

	Principal
Short-Term Investments—81.3%	Amount ($)		Value ($)
U.S. Treasury Bills:
0.09%, 11/23/12	750,000		749,963
0.10%, 11/29/12	3,500,000		3,499,776
0.10%, 12/20/12	1,230,000	[b]	1,229,836
0.10%, 1/10/13	1,838,000		1,837,713
0.10%, 1/17/13	5,620,000		5,619,011
0.11%, 11/15/12	2,860,000		2,859,937
Total Short-Term Investments
(cost $15,795,837)			15,796,236

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Other Investment—17.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,372,230)	3,372,230 [c]	3,372,230

Total Investments (cost $19,847,745)	102.2%	19,846,664
Liabilities, Less Cash and Receivables	(2.2%)	(430,201)
Net Assets	100.0%	19,416,463

CHF—Swiss Franc
a	Non-income producing security.
b	Held by or on behalf of a counterparty for open financial futures positions.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Short-Term/		Options Purchased	3.5
Money Market Investments	98.7		102.2

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF FINANCIAL FUTURES

October 31, 2012

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2012 ($)
Financial Futures Long
Amsterdam Exchange Index	26	2,220,235	November 2012	(6,541)
ASX SPI 200 Index	4	467,041	December 2012	10,942
CAC 40 10 Euro	19	843,246	November 2012	(16,482)
DAX	9	2,119,907	December 2012	(22,960)
Euro-Bond Options	60	1,685,585	November 2012	23,200
FTSE 100	2	185,723	December 2012	(1,717)
Standard & Poor’s 500 E-mini	38	2,672,920	December 2012	(62,640)
Financial Futures Short
Australian 10 Year Bonds	25	(3,248,507)	December 2012	(3,394)
Canadian 10 Year Bonds	31	(4,251,296)	December 2012	(22,290)
Euro-Bond	20	(3,671,798)	December 2012	(8,191)
Hang Seng	16	(2,237,302)	November 2012	(534)
Japanese 10 Year Mini Bonds	5	(902,039)	December 2012	(527)
Long Gilt	24	(4,606,596)	December 2012	60,500
S&P/Toronto Stock
Exchange 60 Index	5	(710,355)	December 2012	(4,553)
Topix Index	20	(1,854,122)	December 2012	(8,454)
U.S. Treasury 10 Year Notes	7	(931,219)	December 2012	(1,514)
Gross Unrealized Appreciation				94,642
Gross Unrealized Depreciation				(159,797)

See notes to financial statements.

The Fund	11

STATEMENT OF OPTIONS WRITTEN

October 31, 2012

	Number of
	Contracts ($)		Value ($)
Call Options:
Swiss Market Index Futures,
December 2012 @ CHF 6,601	50	[a]	(6,244)
Swiss Market Index Futures,
December 2012 @ CHF 6,532	220	[a]	(37,224)
(premiums received $48,603)			(43,468)

CHF—Swiss Franc
a Non-income producing security.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		16,475,515	16,474,434
Affiliated issuers		3,372,230	3,372,230
Cash			3,892
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			121,091
Receivable for futures variation margin—Note 4			59,825
Receivable for shares of Common Stock subscribed			515
Dividends and interest receivable			359
Prepaid expenses			26,337
			20,058,683
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			18,549
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			385,077
Payable for shares of Common Stock redeemed			141,786
Outstanding options written, at value (premiums
received $48,603)—See Statement of Options Written—Note 4			43,468
Accrued expenses			53,340
			642,220
Net Assets ($)			19,416,463
Composition of Net Assets ($):
Paid-in capital			19,541,082
Accumulated investment (loss)—net			(23,934)
Accumulated net realized gain (loss) on investments			250,545
Accumulated net unrealized appreciation (depreciation) on
investments, options transactions and foreign currency transactions
[including ($65,155) net unrealized (depreciation) on financial futures]			(351,230)
Net Assets ($)			19,416,463

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	6,705,845	1,079,230	11,631,388
Shares Outstanding	561,231	93,388	963,161
Net Asset Value Per Share ($)	11.95	11.56	12.08

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Year Ended October 31, 2012

Investment Income ($):
Income:
Interest	6,971
Cash dividends;
Affiliated issuers	3,597
Total Income	10,568
Expenses:
Management fee—Note 3(a)	240,215
Registration fees	52,853
Auditing fees	45,841
Shareholder servicing costs—Note 3(c)	35,646
Prospectus and shareholders’ reports	15,409
Distribution fees—Note 3(b)	8,925
Custodian fees—Note 3(c)	1,981
Directors’ fees and expenses—Note 3(d)	1,499
Legal fees	1,122
Loan commitment fees—Note 2	230
Miscellaneous	17,636
Total Expenses	421,357
Less—reduction in expenses due to undertaking—Note 3(a)	(119,264)
Less—reduction in fees due to earnings credits—Note 3(c)	(9)
Net Expenses	302,084
Investment (Loss)—Net	(291,516)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	4,548
Net realized gain (loss) on options transactions	147,317
Net realized gain (loss) on financial futures	401,516
Net realized gain (loss) on forward foreign currency exchange contracts	(63,199)
Net Realized Gain (Loss)	490,182
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(27,428)
Net unrealized appreciation (depreciation) on options transactions	19,668
Net unrealized appreciation (depreciation) on financial futures	(443,315)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(84,062)
Net Unrealized Appreciation (Depreciation)	(535,137)
Net Realized and Unrealized Gain (Loss) on Investments	(44,955)
Net (Decrease) in Net Assets Resulting from Operations	(336,471)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2012	2011
Operations ($):
Investment (loss)—net	(291,516)	(269,216)
Net realized gain (loss) on investments	490,182	252,291
Net unrealized appreciation
(depreciation) on investments	(535,137)	(52,052)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(336,471)	(68,977)
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A Shares	—	(453,969)
Class C Shares	—	(75,261)
Class I Shares	—	(293,950)
Total Dividends	—	(823,180)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	5,677,882	7,877,793
Class C Shares	221,798	670,211
Class I Shares	3,811,249	18,498,422
Dividends reinvested:
Class A Shares	—	273,731
Class C Shares	—	43,293
Class I Shares	—	212,881
Cost of shares redeemed:
Class A Shares	(5,300,567)	(9,145,162)
Class C Shares	(318,729)	(678,711)
Class I Shares	(8,540,518)	(6,249,990)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(4,448,885)	11,502,468
Total Increase (Decrease) in Net Assets	(4,785,356)	10,610,311
Net Assets ($):
Beginning of Period	24,201,819	13,591,508
End of Period	19,416,463	24,201,819
Accumulated investment (loss)—net	(23,934)	—

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2012	2011
Capital Share Transactions:
Class A
Shares sold	467,013	649,060
Shares issued for dividends reinvested	—	22,623
Shares redeemed	(443,095)	(762,454)
Net Increase (Decrease) in Shares Outstanding	23,918	(90,771)
Class C
Shares sold	19,110	56,150
Shares issued for dividends reinvested	—	3,647
Shares redeemed	(27,296)	(57,539)
Net Increase (Decrease) in Shares Outstanding	(8,186)	2,258
Class I
Shares sold	314,035	1,514,572
Shares issued for dividends reinvested	—	17,478
Shares redeemed	(704,583)	(518,505)
Net Increase (Decrease) in Shares Outstanding	(390,548)	1,013,545

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2012	2011	2010	2009	2008	[a]
Per Share Data ($):
Net asset value, beginning of period	12.09	12.73	11.91	10.75	12.50
Investment Operations:
Investment income (loss)—net[b]	(.18)	(.17)	(.17)	(.15)	.12
Net realized and unrealized
gain (loss) on investments	.04	.25	.99	1.48	(1.87)
Total from Investment Operations	(.14)	.08	.82	1.33	(1.75)
Distributions:
Dividends from investment income—net	—	—	—	(.17)	—
Dividends from net realized
gain on investments	—	(.72)	—	—	—
Total Distributions	—	(.72)	—	(.17)	—
Net asset value, end of period	11.95	12.09	12.73	11.91	10.75
Total Return (%)[c]	(1.16)	.66	6.89	12.52	(14.00)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.08	2.06	2.15	2.65	3.04	[e]
Ratio of net expenses
to average net assets	1.50	1.50	1.50	1.50	1.48	[e]
Ratio of net investment income
(loss) to average net assets	(1.45)	(1.41)	(1.37)	(1.29)	1.14	[e]
Portfolio Turnover Rate	—	—	—	—	—
Net Assets, end of period ($ x 1,000)	6,706	6,498	7,995	8,911	4,630

a	From December 18, 2007 (commencement of operations) to October 31, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class C Shares	2012	2011	2010	2009	2008	[a]
Per Share Data ($):
Net asset value, beginning of period	11.79	12.51	11.79	10.68	12.50
Investment Operations:
Investment income (loss)—net[b]	(.26)	(.26)	(.26)	(.22)	.03
Net realized and unrealized
gain (loss) on investments	.03	.26	.98	1.45	(1.85)
Total from Investment Operations	(.23)	—	.72	1.23	(1.82)
Distributions:
Dividends from investment income—net	—	—	—	(.12)	—
Dividends from net realized
gain on investments	—	(.72)	—	—	—
Total Distributions	—	(.72)	—	(.12)	—
Net asset value, end of period	11.56	11.79	12.51	11.79	10.68
Total Return (%)[c]	(1.95)	.00 [d]	6.11	11.64	(14.56)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.91	2.82	2.96	3.32	4.00	[f]
Ratio of net expenses
to average net assets	2.25	2.25	2.25	2.25	2.23	[f]
Ratio of net investment income
(loss) to average net assets	(2.20)	(2.16)	(2.13)	(2.03)	.35	[f]
Portfolio Turnover Rate	—	—	—	—	—
Net Assets, end of period ($ x 1,000)	1,079	1,197	1,243	1,440	997

a	From December 18, 2007 (commencement of operations) to October 31, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Amount represents less than .01%.
e	Not annualized.
f	Annualized.

See notes to financial statements.

18

		Year Ended October 31,
Class I Shares	2012	2011	2010	2009	2008	[a]
Per Share Data ($):
Net asset value, beginning of period	12.19	12.80	11.94	10.78	12.50
Investment Operations:
Investment income (loss)—net[b]	(.15)	(.14)	(.14)	(.11)	.09
Net realized and unrealized
gain (loss) on investments	.04	.25	1.00	1.48	(1.81)
Total from Investment Operations	(.11)	.11	.86	1.37	(1.72)
Distributions:
Dividends from investment income—net	—	—	—	(.21)	—
Dividends from net realized
gain on investments	—	(.72)	—	—	—
Total Distributions	—	(.72)	—	(.21)	—
Net asset value, end of period	12.08	12.19	12.80	11.94	10.78
Total Return (%)	(.90)	.90	7.20	12.91	(13.76)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.77	1.76	1.89	2.57	3.12	[d]
Ratio of net expenses
to average net assets	1.25	1.25	1.25	1.25	1.23	[d]
Ratio of net investment income
(loss) to average net assets	(1.20)	(1.18)	(1.12)	(1.07)	1.03	[d]
Portfolio Turnover Rate	—	—	—	—	—
Net Assets, end of period ($ x 1,000)	11,631	16,506	4,354	1,708	3,851

a	From December 18, 2007 (commencement of operations) to October 31, 2008.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Absolute Return Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund. The fund’s investment objective is to seek total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), a subsidiary of BNY Mellon, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 400 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

20

charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

22

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price.These securities are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds	3,372,230	—	—	3,372,230
U.S. Treasury	—	15,796,236	—	15,796,236
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†	—	121,091	—	121,091
Financial Futures†	94,642	—	—	94,642
Options Purchased	678,198	—	—	678,198
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†	—	(385,077)	—	(385,077)
Financial Futures†	(159,797)	—	—	(159,797)
Options Written	(43,468)	—	—	(43,468)

†	Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes

24

in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended October 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	10/31/2011	($)	Purchases ($)	Sales ($)	10/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	4,649,373		18,312,859	19,590,002	3,372,230		17.4

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2012, the components of accumulated earnings on a tax basis were as follows: unrealized depreciation $100,685. In addition, the fund deferred for tax purposes late year ordinary losses of $23,934 to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2012 and October 31, 2011 were as follows: ordinary income $0 and $91,906 and long-term capital gains $0 and $731,274, respectively.

During the period ended October 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and net operating losses, the fund increased accumulated undistributed investment income-net by $267,582 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

26

(g) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition,ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”).ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 10, 2012, the $225 million unsecured credit facility with Citibank, N.A., was decreased to $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2012, the fund did not borrow under the Facilities.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.10% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, until March 1, 2014, to waive receipt of its fees and/or assume the expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.25% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $119,264 during the period ended October 31, 2012.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Mellon Capital, Dreyfus pays Mellon Capital an annual fee of .65% of the value of the fund’s average daily net assets, payable monthly.

During the period ended October 31, 2012, the Distributor retained $2,553 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2012, Class C shares were charged $8,925 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services. The Distributor determines

28

the amounts to be paid to Service Agents. During the period ended October 31, 2012, Class A and Class C shares were charged $16,982 and $2,975, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc. (“DTI”), a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2012, the fund was charged $4,155 for transfer agency services and $31 for cash management services. Cash management fees were partially offset by earnings credits of $3. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2012, the fund was charged $1,981 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2012, the fund was charged $181 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $6.

During the period ended October 31, 2012, the fund was charged $8,517 for services performed by the Chief Compliance Officer and his staff.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $18,274, Distribution Plan fees $682, Shareholder Services Plan fees $1,680, custodian fees $664, Chief Compliance Officer fees $2,654 and transfer agency per account fees $1,151, which are offset against an expense reimbursement currently in effect in the amount of $6,556.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

During the period ended October 31, 2012, there were no purchases and sales of investment securities, excluding short-term securities, financial futures, options transactions and forward contracts.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2012 is discussed below.

The following tables show the fund’s exposure to different types of market risk as it relates to the statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2012 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Equity rate risk[1,2]	40,015	Equity risk[1,3]	(167,349)
Interest rate risk[1,2]	732,825	Interest rate risk[1]	(35,916)
Foreign exchange risk[4]	121,091	Foreign exchange risk[5]	(385,077)
Gross fair value of
derivatives contracts	893,931		(588,342)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Options purchased are included in Investments in securities–Unaffiliated issuers, at value.
3	Outstanding options written, at value.
4	Unrealized appreciation on forward foreign currency exchange contracts.
5	Unrealized depreciation on forward foreign currency exchange contracts.

30

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2012 is shown below:

Amount of realized gain or (loss) on derivatives recognized in income ($)

	Financial	Options	Forward
Underlying risk	Futures[6]	Transactions[7]	Contracts[8]	Total
Equity	657,261	(329,473)	—	327,788
Interest rate	(255,745)	476,790	—	221,045
Foreign exchange	—	—	(63,199)	(63,199)
Total	401,516	147,317	(63,199)	485,634

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)

	Financial	Options	Forward
Underlying risk	Futures[9]	Transactions[10]	Contracts[11]	Total
Equity	(375,577)	5,767	—	(369,810)
Interest rate	(67,738)	13,901	—	(53,837)
Foreign exchange	—	—	(84,062)	(84,062)
Total	(443,315)	19,668	(84,062)	(507,709)

Statement of Operations location:

6	Net realized gain (loss) on financial futures.
7	Net realized gain (loss) on options transactions.
8	Net realized gain (loss) on forward foreign currency exchange contracts.
9	Net unrealized appreciation (depreciation) on financial futures.
[10] Net unrealized appreciation (depreciation) on options transactions.
[11] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk and interest rate risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial futures open at October 31, 2012 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates and the values of equities or as a substitute for an investment. The fund is subject to interest rate risk and market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

32

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects the following: any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended October 31, 2012:

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts	Received ($)	Cost ($)	Loss ($)
Contracts outstanding
October 31, 2011	90	29,121
Contracts written	1,510	258,268
Contracts terminated:
Contracts closed	1,330	238,786	446,066	(207,280)
Contracts Outstanding
October 31, 2012	270	48,603

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2012:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Australian Dollar,
Expiring:
12/19/2012 [a]	403,640	415,428	417,308	1,880
12/19/2012 [b]	2,259,860	2,331,660	2,336,382	4,722
12/19/2012 [c]	1,082,614	1,110,475	1,119,273	8,798
12/19/2012 [d]	113,245	116,754	117,080	326
12/19/2012 [e]	122,935	126,241	127,097	856
British Pound,
Expiring:
12/19/2012 [b]	1,272,970	2,054,847	2,053,934	(913)
12/19/2012 [c]	385,840	626,566	622,552	(4,014)
12/19/2012 [e]	123,760	201,200	199,686	(1,514)
Canadian Dollar,
Expiring:
12/19/2012 [b]	2,098,422	2,145,602	2,098,812	(46,790)
12/19/2012 [c]	4,260,434	4,355,292	4,261,225	(94,067)
Euro,
Expiring:
12/19/2012 [b]	551,720	712,689	715,473	2,784
12/19/2012 [c]	174,592	225,538	226,411	873
12/19/2012 [d]	38,192	49,312	49,527	215
12/19/2012 [e]	600,746	777,606	779,051	1,445
Japanese Yen,
Expiring:
12/19/2012 [a]	35,656,000	448,662	446,884	(1,778)
12/19/2012 [b]	121,929,620	1,558,402	1,528,170	(30,232)
12/19/2012 [c]	102,262,161	1,311,636	1,281,673	(29,963)
12/19/2012 [d]	11,578,700	145,813	145,118	(695)
12/19/2012 [e]	36,812,695	468,949	461,381	(7,568)
New Zealand Dollar,
Expiring:
12/19/2012 [b]	1,157,799	933,550	949,042	15,492
12/19/2012 [c]	86,592	71,399	70,979	(420)
12/19/2012 [d]	18,942	15,619	15,527	(92)
12/19/2012 [e]	924,752	751,135	758,015	6,880
12/19/2012 [f]	920,149	740,766	754,241	13,475

34

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Norwegian Krone,
Expiring:
12/19/2012 [a]	1,417,800	251,359	248,234	(3,125)
12/19/2012 [b]	5,139,468	900,771	899,840	(931)
12/19/2012 [c]	734,083	126,597	128,527	1,930
12/19/2012 [d]	626,195	111,032	109,637	(1,395)
12/19/2012 [e]	8,198,129	1,430,093	1,435,363	5,270
Swedish Krona,
Expiring:
12/19/2012 [a]	1,112,400	169,273	167,463	(1,810)
12/19/2012 [b]	1,831,977	278,420	275,790	(2,630)
12/19/2012 [c]	7,323,940	1,103,568	1,102,563	(1,005)
12/19/2012 [d]	491,310	74,863	73,963	(900)
12/19/2012 [e]	12,953,052	1,952,374	1,949,983	(2,391)
Swiss Franc,
Expiring
12/19/2012 [b]	44,007	47,037	47,290	253
Sales:		Proceeds ($)
Australian Dollar,
Expiring:
12/19/2012 [b]	29,280	29,773	30,271	(498)
12/19/2012 [e]	260,320	266,303	269,135	(2,832)
British Pound,
Expiring:
12/19/2012 [a]	99,000	159,675	159,736	(61)
12/19/2012 [b]	111,240	179,159	179,486	(327)
12/19/2012 [c]	774,026	1,246,781	1,248,889	(2,108)
12/19/2012 [d]	100,628	162,322	162,363	(41)
12/19/2012 [e]	3,452,857	5,522,637	5,571,176	(48,539)
Canadian Dollar,
Expiring:
12/19/2012 [a]	468,600	476,970	468,687	8,283
12/19/2012 [b]	491,022	493,519	491,113	2,406
12/19/2012 [c]	154,230	158,114	154,259	3,855
12/19/2012 [d]	206,965	210,818	207,003	3,815
12/19/2012 [e]	294,270	298,929	294,325	4,604
Euro,
Expiring:
12/19/2012 [a]	320,400	419,806	415,496	4,310
12/19/2012 [b]	1,487,546	1,906,841	1,929,056	(22,215)
12/19/2012 [d]	141,510	185,429	183,511	1,918
12/19/2012 [e]	6,324,329	8,143,907	8,201,418	(57,511)

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Japanese Yen,
Expiring:
12/19/2012 [b]	2,246,040	28,813	28,150	663
12/19/2012 [c]	6,588,384	84,460	82,574	1,886
12/19/2012 [d]	1,441,209	18,477	18,063	414
12/19/2012 [e]	53,509,367	688,149	670,644	17,505
New Zealand Dollar,
Expiring:
12/19/2012 [a]	553,360	448,466	453,586	(5,120)
12/19/2012 [b]	912,730	744,916	748,160	(3,244)
12/19/2012 [c]	51,935	42,013	42,571	(558)
12/19/2012 [d]	98,450	79,833	80,699	(866)
12/19/2012 [e]	170,455	138,954	139,722	(768)
Norwegian Krone,
Expiring:
12/19/2012 [b]	1,616,650	282,075	283,050	(975)
12/19/2012 [e]	2,442,400	420,567	427,625	(7,058)
Swedish Krona,
Expiring:
12/19/2012 [b]	4,431,330	669,381	667,104	2,277
12/19/2012 [c]	487,520	73,959	73,392	567
12/19/2012 [d]	106,645	16,168	16,055	113
12/19/2012 [e]	4,346,475	657,605	654,329	3,276
Swiss Franc,
Expiring
12/19/2012 [f]	114,011	122,392	122,515	(123)
Gross Unrealized
Appreciation				121,091
Gross Unrealized
Depreciation				(385,077)

Counterparties:

a	BNP Paribas
b	Citigroup
c	Goldman Sachs
d	Standard Chartered Bank
e	UBS
f	Morgan Stanley

36

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2012:

Average Market Value ($)
Equity financial futures	13,571,098
Interest rate financial futures	21,157,511
Equity options contracts	58,635
Interest rate options contracts	964,904
Forward contracts	35,184,826

At October 31, 2012, the cost of investments for federal income tax purposes was $19,847,745; accordingly, accumulated net unrealized depreciation on investments was $1,081, consisting of $18,449 gross unrealized appreciation and $19,530 gross unrealized depreciation.

The Fund	37

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Global Absolute Return Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written, of Dreyfus Global Absolute Return Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Absolute Return Fund at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 27, 2012

38

PROXY RESULTS (Unaudited)

The Company held a special meeting of shareholders on August 3, 2012.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Lynn Martin†	90,334,756		3,252,629
Robin A. Melvin†	90,449,622		3,137,763
Philip L. Toia†	90,229,928		3,357,457

† Each new Board Member’s term commenced on September 1, 2012.
In addition, Peggy C. Davis, Joseph S. DiMartino, David P. Feldman, Ehud Houminer and Dr. Martin Peretz continue as Board Members of the Company.

The Fund	39

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and busi-
nesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Peggy C. Davis (69)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 63
———————
David P. Feldman (72)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 46
———————
Ehud Houminer (72)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 73

40

Lynn Martin (72)
Board Member (2012)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm, from January
2005-present
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 46
———————
Robin A. Melvin (49)
Board Member (2012)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organi-
zations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 83
———————
Dr. Martin Peretz (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 46
———————
Philip L. Toia (79)
Board Member (2012)
Principal Occupation During Past 5Years:
• Private Investor
No. of Portfolios for which Board Member Serves: 56
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

The Fund	41

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

42

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since August 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firmís Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

The Fund	43

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Global Dynamic
Bond Fund

ANNUAL REPORT October 31, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
21	Financial Highlights
24	Notes to Financial Statements
37	Report of Independent Registered Public Accounting Firm
38	Important Tax Information
39	Proxy Results
40	Board Members Information
42	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Global Dynamic
Bond Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Dynamic Bond Fund, covering the 12-month period from November 1, 2011, through October 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite heightened volatility, the U.S. bond market generally advanced over the reporting period as investors responded to encouraging macroeconomic developments throughout the world. Employment gains in the United States, credible measures to prevent a more severe banking crisis in Europe, and the likelihood of a “soft landing” for China’s economy buoyed investor sentiment, as did aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China. Consequently, riskier segments of the bond market gained value, while massive purchases of government securities by the Federal Reserve prevented yields of U.S. government securities from rising.

In light of the easy monetary policies adopted by many countries, we expect global growth to be slightly more robust in 2013 than in 2012.The U.S. economic recovery is likely to persist at subpar levels over the first half of the new year, as growth may remain constrained by uncertainties surrounding fiscal policy and tax reforms. However, successful resolution of the current fiscal debate may prompt corporate decision-makers to increase capital spending, which could have positive implications for the U.S. economy.As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2011, through October 31, 2012, as provided by Paul Brain, Howard Cunningham and Jonathan Day, Portfolio Managers of Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2012, Dreyfus Global Dynamic Bond Fund’s Class A shares produced a total return of 8.74%, Class C shares returned 7.94% and Class I shares returned 8.98%.1 In comparison, the fund’s performance baseline benchmark, the U.S. $1-Month London Interbank Offered Rate (LIBOR), and its broad-based securities market index, the Citibank 30-Day Treasury Bill Index, produced total returns of 0.21% and 0.04%, respectively, for the same period.2,3

Despite shifting economic sentiment throughout the reporting period, aggressively accommodative monetary policies and an improving macroeconomic outlook helped support global bond prices.The fund produced higher returns than its benchmark, primarily due to the success of our interest rate and asset allocation strategies.

The Fund’s Investment Approach

The fund seeks total return consisting of income and capital appreciation.To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and other instruments that provide investment exposure to global bond markets, including developed and emerging capital markets.We employ a dynamic, unconstrained approach in allocating the fund’s assets among government bonds, emerging market sovereign debt, investment grade and high yield corporate instruments and currencies. We combine a top-down approach, emphasizing global economic trends and current investment themes, with bottom-up security selection based on fundamental research to allocate the fund’s investments. In choosing investments, we consider key trends in global economic variables, investment themes, relative valuations of debt securities and cash, long-term trends in currency movements, and company fundamentals.

Markets Driven by Macroeconomic Headlines

The reporting period began in the aftermath of major declines among higher yielding bonds throughout the world. One credit-rating agency’s downgrade of long-term U.S. government debt, an intensifying European debt crisis, and inflationary pressures in

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

China had triggered a flight away from risky assets. Fortunately, better U.S. economic data and remedial measures from European policymakers, particularly the Long Term Refinancing Operation (LTRO), soon stabilized many global financial markets.

By the start of 2012, global financial markets were rallying amid U.S. employment gains, quantitative easing in Europe, and less restrictive monetary and fiscal policies in China. Investors became more comfortable with riskier bond market sectors in their search for competitive levels of current income. While they returned to a risk-averse posture during the spring when austerity programs in Europe encountered resistance, more encouraging economic data over the summer enabled global bonds to end the reporting period with respectable returns. Emerging-markets bonds and corporate-backed securities fared especially well.

A More Constructive Posture Buoyed Fund Performance

The fund began the reporting period with a relatively defensive investment posture designed to cushion the effects of prevailing macroeconomic uncertainties. As conditions improved over the final weeks of 2011 and the opening months of 2012, we moved toward more constructive strategies. We increased the average duration among the fund’s core holdings of government securities, enabling it to participate more fully in market rallies. At the same time, we shifted assets from government securities to riskier market sectors, including emerging-markets bonds and high yield securities that had been severely punished during the downturn. These changes proved effective, as risker sectors rallied amid encouraging macroeconomic news.

The fund’s currency positions also shifted from tradition safe havens, such as the U.S. dollar and Japanese yen, into currencies expected to benefit from rising commodity prices, including the Mexican peso and Canadian dollar. While this move worked well overall, its benefits were undermined somewhat by relative weakness in the Singapore dollar and Polish zloty.The fund employed forward contracts to establish its currency positions.

We returned to a more defensive stance in the spring, when macroeconomic concerns resurfaced, but we maintained an emphasis on emerging-markets bonds from governments with prudent fiscal policies, such as the Czech Republic, Poland, Peru, and Uruguay. Consequently, the fund proved well positioned to participate in a renewed rally in the emerging markets over the summer, when we increased exposure to high yield bonds, and we adjusted positions in the emerging markets to emphasize more attractive relative values.

4

Positioned for a Brighter Economic Outlook

As of the reporting period’s end, we expect government bond yields to remain low as central banks pursue aggressively accommodative monetary policies, leading us to maintain a relatively long average duration among safe-haven markets with complementary positions in emerging markets where rates still have room to fall. Meanwhile, strong corporate earnings and low default rates seem likely to support prices of high yield securities, and we have retained an emphasis on high yield securities, particularly in Europe. Among currencies, we have increased the fund’s holdings of the Mexican peso, Malaysian ringgit and Polish zloty.

November 15, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions and potentially less liquidity.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for Class A, Class C and Class I shares reflect the absorption of certain fund expenses by
The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2014, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the returns for Class A, C and I shares would have been lower.
2 SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The
Citigroup 30-Day Treasury Bill Index is a market value-weighted index of public obligations of the U.S.Treasury with maturities of 30 days. Investors cannot invest directly in any index.
3 SOURCE: BLOOMBERG – London Interbank Offered Rate (LIBOR).The rate of interest at which banks borrow funds, in marketable size, from other banks in the London interbank market. LIBOR is the most widely used benchmark or reference rate for short term interest rates, and is an international rate.The London Interbank Offered
Rate is fixed each morning at 11 a.m. London time by the British Bankers’ Association (BBA).The rate is an average derived from 16 quotations provided by banks determined by the British Bankers’ Association; the four highest and lowest are then eliminated and an average of the remaining eight is calculated to arrive at the fix.
Eurodollar Libor is calculated on an ACT/360 day count basis and settlement is for two days hence.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Global Dynamic Bond Fund on 3/25/11 (inception date) to a $10,000 investment made in the Citibank 30-Day Treasury Bill Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a market value-weighted index of public obligations of the U.S.Treasury with maturities of 30 days. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund expenses, including expense reimbursements, if applicable, contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/12

	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (4.5%)	3/25/11	3.87%	2.95%
without sales charge	3/25/11	8.74%	5.96%
Class C shares
with applicable redemption charge †	3/25/11	6.94%	5.13%
without redemption	3/25/11	7.94%	5.13%
Class I shares	3/25/11	8.98%	6.20%
Citibank 30-Day Treasury Bill Index	3/31/11	0.04%	0.04%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 3/31/11 is used as the beginning value on 3/25/11.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Dynamic Bond Fund from May 1, 2012 to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.67	$9.52	$4.39
Ending value (after expenses)	$1,051.80	$1,047.20	$1,053.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.58	$9.37	$4.32
Ending value (after expenses)	$1,019.61	$1,015.84	$1,020.86

† Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.85% for Class C and .85%
for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2012

		Coupon	Maturity	Principal
Bonds and Notes—87.1%		Rate (%)	Date	Amount ($)[a]		Value ($)
Consumer Discretionary—3.9%
Daily Mail & General Trust,
Sr. Unscd. Bonds	GBP	7.50	3/29/13	50,000		82,513
DIRECTV Holdings,
Gtd. Notes		4.60	2/15/21	75,000		83,265
Edcon Proprietary,
Scd. Notes	EUR	3.50	6/15/14	50,000	[b]	60,595
Enterprise Inns,
First Mortgage Bonds	GBP	6.50	12/6/18	50,000		72,417
Unitymedia Hessen,
Sr. Scd. Notes	EUR	8.13	12/1/17	50,000		70,073
Ziggo Bond,
Gtd. Notes	EUR	8.00	5/15/18	50,000		71,369
						440,232
Consumer Staples—2.8%
Altria Group,
Gtd. Notes		9.95	11/10/38	56,000		97,095
BAT International Finance,
Gtd. Notes		8.13	11/15/13	95,000		101,770
British Sugar,
Scd. Debs	GBP	10.75	7/2/13	31,000		52,498
CEDC Finance Corp.
International,
Sr. Scd. Notes	EUR	8.88	12/1/16	50,000		42,125
China Green Holdings,
Gtd. Bonds	CNY	3.00	4/12/13	200,000		16,049
						309,537
Energy—6.1%
BG Energy Capital,
Gtd. Notes	GBP	5.88	11/13/12	40,000		64,740
Chesapeake Energy,
Gtd. Notes		6.78	3/15/19	40,000		40,150
Drill Rigs Holdings,
Sr. Scd. Notes		6.50	10/1/17	36,000		35,865
EXCO Resources,
Gtd. Notes		7.50	9/15/18	50,000		47,250
Petrobras International Finance,
Gtd. Notes		3.88	1/27/16	90,000		96,060
Petrobras International Finance,
Gtd. Notes	GBP	6.25	12/14/26	100,000		183,162

The Fund	9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Energy (continued)
Petrobras International Finance,
Gtd. Notes		7.88	3/15/19	90,000		114,322
Santos Finance,
Gtd. Notes	EUR	8.25	9/22/70	50,000	[b]	68,047
Statoil,
Gtd. Notes		1.80	11/23/16	35,000		36,242
						685,838
Entertainment & Gaming—1.5%
Cirsa Funding Luxembourg,
Gtd. Notes	EUR	8.75	5/15/18	50,000		62,539
Peermont Global PTY,
Scd. Notes	EUR	7.75	4/30/14	50,000		63,025
Travelport,
Gtd. Notes		9.88	9/1/14	60,000		46,650
						172,214
Financial—23.0%
Allied Irish Banks,
Gov’t Gtd. Notes	EUR	3.25	2/4/13	100,000		130,003
Arsenal Securities,
Sr. Scd. Bonds, Ser. A1	GBP	5.14	9/1/29	40,637		66,178
Bank Nederlandse Gemeenten,
Sr. Unscd. Notes		0.58	5/3/13	100,000	[b]	100,019
BNP Paribas,
Jr. Sub. Bonds	GBP	5.95	4/29/49	50,000	[b]	59,709
Boats Investments Netherlands,
Sr. Scd. Notes	EUR	11.00	3/31/17	90,785		61,189
BUPA Finance,
Gtd. Notes	GBP	7.50	7/4/16	50,000		94,586
Co-Operative Bank,
Sub. Notes	GBP	5.75	12/2/24	50,000	[b]	70,017
Direct Line Insurance Group,
Gtd. Notes	GBP	9.25	4/27/42	100,000	[b]	179,078
Eksportfinans,
Sr. Unscd. Notes	EUR	4.75	6/11/13	25,000		33,094
Experian Finance,
Gtd. Notes	GBP	5.63	12/12/13	20,000		33,863
F&C Commercial Property
Finance, Sr. Scd. Notes	GBP	5.23	6/30/17	50,000	[b]	85,296

10

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Financial (continued)
Housing Finance,
Sr. Scd. Debs	GBP	0.00	12/31/12	50,000	[c]	80,362
Hutchinson Ports Finance,
Gtd. Bonds	GBP	6.75	12/7/15	30,000		55,457
Permanent TSB,
Gov’t Gtd. Notes	EUR	4.00	3/10/15	100,000		129,936
Juneau Investments,
Sr. Scd. Notes	GBP	5.90	2/22/21	30,000		41,877
Juturna European
Loan Conduit No 16,
Mortgage Backed Notes	GBP	5.06	8/10/33	48,259	[b]	85,830
LBG Capital No.1,
Gtd. Bonds, Ser. 19	GBP	11.04	3/19/20	50,000		89,665
Lloyds TSB Bank,
Gov’t Gtd. Notes	GBP	1.50	5/2/17	100,000		165,669
Nationwide
Building Society,
Sub. Notes	GBP	5.25	2/12/18	40,000	[b]	63,891
Offshore Group Investment,
Sr. Scd. Notes		11.50	8/1/15	50,000		55,062
Prudential,
Jr. Sub. Notes		11.75	12/29/49	65,000	[b]	75,075
Reed Elsevier Investments,
Gtd. Notes	GBP	7.00	12/11/17	50,000		99,029
Royal Bank of Scotland,
Sr. Unscd. Notes	AUD	5.53	3/10/14	100,000	[b]	104,587
SLM Student Loans,
Asset-Backed Notes	GBP	5.15	12/15/39	100,000		132,329
Standard Chartered Bank,
Sub. Notes	GBP	6.00	1/25/18	50,000	[b]	80,562
Suncorp-Metway,
Gov’t Gtd. Notes	GBP	4.00	1/16/14	85,000		142,629
Tesco Property Finance 3,
Mortgage Backed Bonds	GBP	5.74	4/13/40	49,696		87,907
Toys R Us Property Co I,
Gtd. Notes		10.75	7/15/17	25,000		27,156
UBS,
Sub. Notes	GBP	5.25	6/21/21	50,000	[b]	82,284

The Fund	11

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Financial (continued)
Woodside Finance,
Gtd. Notes		8.75	3/1/19	44,000		58,962
						2,571,301
Foreign/Governmental—29.6%
Barbadian Government,
Unscd. Bonds	GBP	13.50	7/1/15	39,000		72,572
Bulgarian Government,
Sr. Unscd. Bonds		8.25	1/15/15	90,000		103,860
Canadian Government,
Bonds	CAD	2.00	6/1/16	315,000		323,825
Costa Rican Government,
Sr. Unscd. Notes		6.55	3/20/14	50,000		52,750
Czech Republic Government,
Bonds, Ser. 56	CZK	5.00	4/11/19	1,910,000		119,761
European Bank for
Reconstruction &
Development, Sr. Unscd.
Notes	NOK	4.00	5/11/17	180,000		33,702
European Bank for
Reconstruction &
Development,
Sr. Unscd. Notes	IDR	6.75	2/19/13	280,000,000		29,246
European Investment Bank
Sr. Unscd. Bonds	GBP	0.63	1/5/16	40,000	[b]	64,256
European Investment Bank,
Sr. Unscd. Bonds	IDR	6.00	4/22/14	160,000,000		16,700
European Investment Bank,
Sr. Unscd. Notes	NZD	6.50	9/10/14	125,000		108,972
European Investment Bank,
Sr. Unscd. Bonds	TRY	8.00	11/23/15	46,000		27,343
Europeon Investment Bank,
Sr. Unscd. Bonds	TRY	0.00	3/30/16	59,000	[c]	26,658
Finnish Government,
Sr. Unscd. Notes	GBP	0.74	2/25/16	100,000	[b]	161,636
FMS Wertmanagement,
Gov’t Gtd. Notes	EUR	3.00	8/3/18	100,000		143,068
Lithuanian Government,
Sr. Unscd. Notes		5.13	9/14/17	100,000		112,375
Malaysian Government,
Sr. Unscd. Bonds, Ser. 0902	MYR	4.38	11/29/19	315,000		109,890

12

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Foreign/Governmental
(continued)
Mexican Government,
Bonds, Ser. M10	MXN	7.75	12/14/17	2,170,000		185,256
Mexican Government,
Bonds, Ser. M	MXN	8.00	6/11/20	1,710,000		151,992
Netherlands Government,
Sr. Unscd. Bonds		1.00	2/24/17	150,000		151,111
New South Wales Treasury,
Gov’t Gtd. Notes, Ser. CIB1	AUD	2.75	11/20/25	60,000	[d]	82,579
New Zealand Government,
Sr. Unscd. Bonds, Ser. 423	NZD	5.50	4/15/23	320,000		309,171
Norwegian Government,
Bonds, Ser. 473	NOK	4.50	5/22/19	994,000		204,508
Polish Government,
Bonds, Ser. 0922	PLN	5.75	9/23/22	754,000		258,870
Portugal Obrigacoes do Tesouro
OT, Sr. Unscd. Notes	EUR	4.75	6/14/19	75,000		82,194
Turkish Government,
Sr. Unscd. Notes		7.50	7/14/17	100,000		121,055
Swedish Government,
Bonds, Ser. 1054	SEK	3.50	6/1/22	900,000		159,475
United Kingdom Gilt,
Bonds, Ser. 8MO	GBP	4.13	7/22/30	20,000	[e]	99,901
						3,312,726
Health Care—1.4%
Apria Healthcare Group,
Sr. Scd. Notes		11.25	11/1/14	30,000		30,975
Catalent Pharma Solutions,
Gtd. Notes	EUR	9.75	4/15/17	50,000		66,751
Fresenius Medical Care US
Finance II, Gtd. Notes		5.63	7/31/19	50,000		53,000
						150,726
Industrial—3.6%
Heathrow Funding,
Sr. Scd. Bonds	GBP	3.00	6/8/15	100,000		167,012
Heidelberger Druckmaschinen,
Gtd. Notes	EUR	9.25	4/15/18	50,000		54,762
ISS,
Scd. Notes	EUR	8.88	5/15/16	50,000		67,075

The Fund	13

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Industrial (continued)
ISS,
Sr. Scd. Notes	EUR	11.00	6/15/14	50,000		67,448
L-3 Communications,
Gtd. Notes		4.75	7/15/20	10,000		11,150
Ship Finance International,
Gtd. Notes		8.50	12/15/13	40,000		40,250
						407,697
Materials—4.0%
Ardagh Glass Finance,
Gtd. Bonds	EUR	7.13	6/15/17	50,000		65,617
Cemex Finance,
Sr. Scd. Notes	EUR	9.63	12/14/17	50,000		69,344
HeidelbergCement Finance,
Gtd. Bonds	EUR	7.50	4/3/20	50,000		74,094
INEOS Group Holdings,
Scd. Notes	EUR	7.88	2/15/16	50,000		62,134
Inmet Mining,
Gtd. Notes		8.75	6/1/20	40,000		41,700
Kerling,
Sr. Scd. Notes	EUR	10.63	2/1/17	50,000		60,433
OI European Group,
Gtd. Notes	EUR	6.75	9/15/20	50,000		72,422
						445,744
Telecommunication
Services—4.0%
British Telecommunications,
Sr. Unscd. Notes	EUR	5.25	1/22/13	100,000	[b]	130,966
Clearwire Communications,
Sr. Scd. Notes		12.00	12/1/15	65,000		69,225
Nextel Communications,
Gtd. Notes, Ser. D		7.38	8/1/15	31,000		31,116

14

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Telecommunication
Services (continued)
Satmex Escrow,
Sr. Scd. Notes		9.50	5/15/17	50,000		53,500
Sprint Nextel,
Sr. Unscd. Debs		9.25	4/15/22	28,000		33,600
UPC Holding,
Scd. Notes	EUR	8.38	8/15/20	50,000		70,915
Wind Acquisition Finance,
Scd. Notes	EUR	11.75	7/15/17	50,000		63,187
						452,509
U.S. Government Securities—6.0%
U.S. Treasury Bonds;
2.75%, 8/15/42				58,700		57,517
U.S. Treasury Notes:
1.88%, 8/31/17				150,000		158,508
2.13%, 8/15/21				430,300		452,857
						668,882
Utilities—1.2%
InterGen,
Sr. Scd. Notes	GBP	9.50	6/30/17	35,000		53,093
SSE,
Sub. Notes	GBP	5.45	9/29/49	50,000	[b]	84,319
						137,412
Total Bonds and Notes
(cost $9,515,899)						9,754,818

Common Stocks—4.2%				Shares		Value ($)
Exchange-Traded Funds
iShares JPMorgan Emerging Markets Bond Fund
(cost $452,056)				3,946		473,362

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Other Investment—9.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,104,264)	1,104,264 [f]	1,104,264

Total Investments (cost $11,072,219)	101.2%	11,332,444
Liabilities, Less Cash and Receivables	(1.2%)	(138,037)
Net Assets	100.0%	11,194,407

a Principal amount stated in U.S. Dollars unless otherwise noted.
AUD—Australian Dollar
CAD—Canadian Dollar
CNY—ChineseYuan Renminbi
CZK—Czech Republic Koruna
EUR—Euro
GBP—British Pound
IDR—Indonesian Rupiah
MYR—Malaysian Ringgit
MXN—Mexican New Peso
NOK—Norwegian Krone
NZD—New Zealand Dollar
PLN—Polish Zloty
SEK—Swedish Krona
TRY—Turkish Lira
b Variable rate security—interest rate subject to periodic change.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
d Principal amount for accrual purposes is periodically adjusted based on changes in the Australian Consumer Price Index.
e Principal amount for accrual purposes is periodically adjusted based on changes in the British Consumer Price Index.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Corporate Bonds	51.5	U.S. Government & Agencies	6.0
Foreign/Governmental	29.6	Common Stocks	4.2
Money Market Investment	9.9		101.2

† Based on net assets.
See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		9,967,955	10,228,180
Affiliated issuers		1,104,264	1,104,264
Dividends and interest receivable			177,627
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			2,946
Receivable for investment securities sold			2,024
Prepaid expenses			10,723
			11,525,764
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			670
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			211,360
Payable for investment securities purchased			71,781
Accrued expenses			47,546
			331,357
Net Assets ($)			11,194,407
Composition of Net Assets ($):
Paid-in capital			10,744,235
Accumulated undistributed investment income—net			180,835
Accumulated net realized gain (loss) on investments			215,422
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			53,915
Net Assets ($)			11,194,407

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	1,131,736	586,891	9,475,780
Shares Outstanding	86,843	45,204	726,717
Net Asset Value Per Share ($)	13.03	12.98	13.04

See notes to financial statements.

The Fund	17

STATEMENT OF OPERATIONS

Year Ended October 31, 2012

Investment Income ($):
Income:
Interest	400,676
Dividends:
Unaffiliated issuers	27,233
Affiliated issuers	543
Total Income	428,452
Expenses:
Management fee—Note 3(a)	59,777
Registration fees	48,323
Auditing fees	46,455
Legal fees	22,935
Prospectus and shareholders’ reports	11,924
Custodian fees—Note 3(c)	4,422
Shareholder servicing costs—Note 3(c)	4,078
Distribution fees—Note 3(b)	3,984
Directors’ fees and expenses—Note 3(d)	435
Loan commitment fees—Note 2	92
Miscellaneous	36,378
Total Expenses	238,803
Less—reduction in expenses due to undertaking—Note 3(a)	(146,784)
Less—reduction in fees due to earnings credits—Note 3(c)	(1)
Net Expenses	92,018
Investment Income—Net	336,434
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	163,734
Net realized gain (loss) on forward foreign currency exchange contracts	376,644
Net Realized Gain (Loss)	540,378
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	326,965
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(360,199)
Net Unrealized Appreciation (Depreciation)	(33,234)
Net Realized and Unrealized Gain (Loss) on Investments	507,144
Net Increase in Net Assets Resulting from Operations	843,578

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2012	2011 [a]
Operations ($):
Investment income—net	336,434	104,345
Net realized gain (loss) on investments	540,378	(105,391)
Net unrealized appreciation
(depreciation) on investments	(33,234)	87,149
Net Increase (Decrease) in Net Assets
Resulting from Operations	843,578	86,103
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(32,256)	(1,287)
Class C Shares	(21,508)	(302)
Class I Shares	(402,670)	(18,798)
Net realized gain on investments:
Class A Shares	(592)	—
Class C Shares	(575)	—
Class I Shares	(7,931)	—
Total Dividends	(465,532)	(20,387)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	575,286	533,469
Class C Shares	55,400	563,287
Class I Shares	1,620,780	8,325,000
Dividends reinvested:
Class A Shares	8,548	47
Class C Shares	1,223	22
Class I Shares	148,746	78
Cost of shares redeemed:
Class A Shares	(26,977)	(1,297)
Class C Shares	(29,374)	(23,440)
Class I Shares	(1,000,153)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	1,353,479	9,397,166
Total Increase (Decrease) in Net Assets	1,731,525	9,462,882
Net Assets ($):
Beginning of Period	9,462,882	—
End of Period	11,194,407	9,462,882
Undistributed investment income—net	180,835	44,674

The Fund	19

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2012	2011 [a]
Capital Share Transactions:
Class A
Shares sold	45,729	42,683
Shares issued for dividends reinvested	679	4
Shares redeemed	(2,148)	(104)
Net Increase (Decrease) in Shares Outstanding	44,260	42,583
Class C
Shares sold	4,278	45,049
Shares issued for dividends reinvested	99	2
Shares redeemed	(2,352)	(1,872)
Net Increase (Decrease) in Shares Outstanding	2,025	43,179
Class I
Shares sold	128,680	666,294
Shares issued for dividends reinvested	11,942	6
Shares redeemed	(80,205)	—
Net Increase (Decrease) in Shares Outstanding	60,417	666,300

a From March 25, 2011 (commencement of operations) to October 31, 2011.
See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2012	2011	[a]
Per Share Data ($):
Net asset value, beginning of period	12.58	12.50
Investment Operations:
Investment income—net[b]	.41	.15
Net realized and unrealized gain (loss) on investments	.64	(.04)
Total from Investment Operations	1.05	.11
Distributions:
Dividends from investment income—net	(.59)	(.03)
Dividends from net realized gain on investments	(.01)	—
Total Distributions	(.60)	(.03)
Net asset value, end of period	13.03	12.58
Total Return (%)[c]	8.74	.89	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.67	4.26	[e]
Ratio of net expenses to average net assets	1.10	1.10	[e]
Ratio of net investment income to average net assets	3.21	2.04	[e]
Portfolio Turnover Rate	132.40	127.38	[d]
Net Assets, end of period ($ x 1,000)	1,132	536

a	From March 25, 2011 (commencement of operations) to October 31, 2011.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund	21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2012	2011	[a]
Per Share Data ($):
Net asset value, beginning of period	12.54	12.50
Investment Operations:
Investment income—net[b]	.31	.10
Net realized and unrealized gain (loss) on investments	.65	(.05)
Total from Investment Operations	.96	.05
Distributions:
Dividends from investment income—net	(.51)	(.01)
Dividends from net realized gain on investments	(.01)	—
Total Distributions	(.52)	(.01)
Net asset value, end of period	12.98	12.54
Total Return (%)[c]	7.94	.38	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.32	4.98	[e]
Ratio of net expenses to average net assets	1.85	1.85	[e]
Ratio of net investment income to average net assets	2.46	1.30	[e]
Portfolio Turnover Rate	132.40	127.38	[d]
Net Assets, end of period ($ x 1,000)	587	542

a	From March 25, 2011 (commencement of operations) to October 31, 2011.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

22

	Year Ended October 31,
Class I Shares	2012	2011	[a]
Per Share Data ($):
Net asset value, beginning of period	12.59	12.50
Investment Operations:
Investment income—net[b]	.44	.18
Net realized and unrealized gain (loss) on investments	.64	(.05)
Total from Investment Operations	1.08	.13
Distributions:
Dividends from investment income—net	(.62)	(.04)
Dividends from net realized gain on investments	(.01)	—
Total Distributions	(.63)	(.04)
Net asset value, end of period	13.04	12.59
Total Return (%)	8.98	1.03	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.31	3.80	[d]
Ratio of net expenses to average net assets	.85	.85	[d]
Ratio of net investment income to average net assets	3.45	2.33	[d]
Portfolio Turnover Rate	132.40	127.38	[c]
Net Assets, end of period ($ x 1,000)	9,476	8,386

a	From March 25, 2011 (commencement of operations) to October 31, 2011.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund	23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Dynamic Bond Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund’s investment objective is to seek total return (consisting of income and capital appreciation). The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the Distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2012, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 40,000 Class A, 40,000 Class C and 399,808 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

24

charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the

26

Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of October 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	5,773,210	—	5,773,210
Exchange-Traded Funds	473,362	—	—	473,362
Foreign Government	—	3,312,726	—	3,312,726
Mutual Funds	1,104,264	—	—	1,104,264
U.S. Treasury	—	668,882	—	668,882
Other Financial
Instruments:
Forward Foreign Currency
Exchange Contracts††	—	2,946	—	2,946
Liabilities ($)
Other Financial
Instruments:
Forward Foreign Currency
Exchange Contracts††	—	(211,360)	—	(211,360)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than

28

investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended October 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	10/31/2011	($)	Purchases ($)	Sales ($)	10/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	416,749		9,936,168	9,248,653	1,104,264		9.9

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 31, 2012, the Board declared a cash dividend of $.114, $.090 and $.120 per share from undistributed investment income-net for Class A, Class C and Class I shares, respectively, payable on November 1, 2012 (ex-dividend date), to shareholders of record as of the close of business on October 31, 2012.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the two-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $316,754, undistributed capital gains $5,792 and unrealized appreciation $127,626.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2012 and October 31, 2011 were as follows: ordinary income $464,049 and $20,387 and long-term capital gains $1,483 and $0, respectively.

During the period ended October 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums and foreign currency gains and losses, the fund increased accumulated undistributed investment income-net by

30

$256,161 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”).ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 10, 2012, the $225 million unsecured credit facility with Citibank, N.A., was decreased to $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commit-

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

ment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2012, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus has contractually agreed, until March 1, 2014, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .85% of the value of the fund’s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $146,784 during the period ended October 31, 2012.

During the period ended October 31, 2012, the Distributor retained $521 from commissions earned on sales of the fund’s Class A shares.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus pays Newton a monthly fee at an annual rate of .29% of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2012, Class C shares were charged $3,984 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing

32

reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2012, Class A and Class C shares were charged $2,068 and $1,328, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc. (“DTI”), a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2012, the fund was charged $334 for transfer agency services and $5 for cash management services. Cash management fees were partially offset by earnings credits of $1. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2012, the fund was charged $4,422 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2012, the fund was charged $17 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2012, the fund was charged $8,517 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $5,655, Distribution Plan fees $361, Shareholder Services Plan fees $353, custodian fees $2,400, Chief Compliance Officer fees $2,654 and transfer agency fees $60, which are offset against an expense reimbursement currently in effect in the amount of $10,813.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2012, amounted to $13,749,419 and $12,376,416, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2012 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract

34

is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2012:

	Foreign			Unrealized
forward foreign currency	Currency			Appreciation
exchange contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Japanese Yen,
Expiring
11/14/2012 [a]	13,420,000	167,976	168,125	149
Sales:		Proceeds ($)
Australian Dollar,
Expiring
11/14/2012 [b]	168,000	174,990	174,194	796
British Pound,
Expiring:
11/14/2012 [a]	1,649,650	2,567,936	2,661,991	(94,055)
11/14/2012 [b]	123,000	198,506	198,481	25
11/14/2012 [c]	96,000	155,036	154,911	125
Canadian Dollar,
Expiring
11/14/2012 [b]	329,000	327,603	329,316	(1,713)
Chinese Yuan Renminbi,
Expiring
11/14/2012 [c]	150,000	23,580	24,017	(437)
Czech Republic Koruna,
Expiring:
11/14/2012 [b]	2,090,000	101,499	107,980	(6,481)
11/14/2012 [c]	280,000	13,739	14,466	(727)
Euro,
Expiring:
11/14/2012 [a]	1,314,200	1,619,200	1,703,606	(84,406)
11/14/2012 [b]	211,000	263,786	273,520	(9,734)
Malaysian Ringgit,
Expiring:
11/14/2012 [a]	190,000	62,039	62,308	(269)
11/14/2012 [b]	150,000	48,702	49,190	(488)

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Mexican New Peso,
Expiring
11/14/2012 [c]	1,662,000	124,734	126,740	(2,006)
New Zealand Dollar,
Expiring
11/14/2012 [c]	506,000	409,317	415,756	(6,439)
Norwegian Krone,
Expiring
11/14/2012 [c]	442,163	73,171	77,516	(4,345)
Polish Zloty,
Expiring
11/14/2012 [b]	815,000	254,670	254,812	(142)
Swedish Krona,
Expiring
11/14/2012 [b]	1,072,000	163,402	161,551	1,851
Turkish Lira,
Expiring
11/14/2012 [c]	99,000	55,008	55,126	(118)
Gross Unrealized
Appreciation				2,946
Gross Unrealized
Depreciation				(211,360)

Counterparties:

a	UBS
b	Royal Bank of Scotland
c	JPMorgan Chase & Co.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2012:

Average Market Value ($)
Forward contracts	6,714,700

At October 31, 2012, the cost of investments for federal income tax purposes was $11,135,045; accordingly, accumulated net unrealized appreciation on investments was $197,399, consisting of $418,162 gross unrealized appreciation and $220,763 gross unrealized depreciation.

36

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Global Dynamic Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Global Dynamic Bond Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2012, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from March 25, 2011 (commencement of operations) to October 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Dynamic Bond Fund at October 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from March 25, 2011 to October 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 27, 2012

The Fund	37

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 4.44% of ordinary dividends paid during the fiscal year ended October 31, 2012, as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2012, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $27,233 represents the maximum amount that may be considered qualified dividend income. Also, the fund hereby designates $.0022 per share as a long-term capital gain and $.0113 per share as a short-term capital gain distribution paid on December 28, 2011.

38

PROXY RESULTS (Unaudited)

The Company held a special meeting of shareholders on August 3, 2012.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Lynn Martin†	90,334,756		3,252,629
Robin A. Melvin†	90,449,622		3,137,763
Philip L. Toia†	90,229,928		3,357,457

† Each new Board Member’s term commenced on September 1, 2012.
In addition, Peggy C. Davis, Joseph S. DiMartino, David P. Feldman, Ehud Houminer and Dr. Martin Peretz continue as Board Members of the Company.

The Fund	39

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Peggy C. Davis (69)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 63
———————
David P. Feldman (72)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 46
———————
Ehud Houminer (72)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 73

40

Lynn Martin (72)
Board Member (2012)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm, from January
2005-present
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 46
———————
Robin A. Melvin (49)
Board Member (2012)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organi-
zations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 83
———————
Dr. Martin Peretz (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 46
———————
Philip L. Toia (79)
Board Member (2012)
Principal Occupation During Past 5Years:
• Private Investor
No. of Portfolios for which Board Member Serves: 56
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

The Fund	41

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

42

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

The Fund	43

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Global Real
Return Fund

ANNUAL REPORT October 31, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
17	Statement of Options Written
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
22	Financial Highlights
25	Notes to Financial Statements
43	Report of Independent Registered Public Accounting Firm
44	Important Tax Information
44	Proxy Results
45	Board Members Information
47	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Global Real
Return Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Real Return Fund, covering the 12-month period from November 1, 2011, through October 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite pronounced stock market weakness during the spring of 2012, stocks generally advanced over the reporting period as investors responded to encouraging macroeconomic developments throughout the world. Employment gains in the United States, credible measures to prevent a more severe banking crisis in Europe, and the likelihood of a “soft landing” for China’s economy buoyed investor sentiment, as did aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China. Consequently, U.S. stocks across all capitalization ranges posted double-digit returns, on average, for the reporting period.

In light of the easy monetary policies adopted by many countries, we expect global growth to be slightly more robust in 2013 than in 2012.The U.S. economic recovery is likely to persist at subpar levels over the first half of the new year, as growth may remain constrained by uncertainties surrounding fiscal policy and tax reforms. However, successful resolution of the current fiscal debate may prompt corporate decision-makers to increase capital spending, which could have positive implications for the U.S. economy and domestic equity markets.As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2011, through October 31, 2012, as provided by Suzanne Hutchins (Lead) and James Harries, Portfolio Managers of Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ending October 31, 2012, Dreyfus Global Real Return Fund’s Class A shares produced a total return of 5.16%, Class C shares returned 4.39% and Class I shares returned 5.45%.1 In comparison, the fund’s performance baseline benchmark, the U.S. $ 1-Month London Interbank Offered Rate (LIBOR), and its broad-based securities market index, the Citibank 30-Day Treasury Bill Index, produced total returns of 0.25% and 0.04%, respectively, for the same period.2,3

An improving macroeconomic outlook helped to support global stock and bond prices over the reporting period.The fund produced higher returns than its performance baseline benchmark, primarily due to favorable results from equities and corporate bonds.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income).To pursue its goal, the fund uses an actively-managed multi-asset strategy to produce absolute or real returns with less volatility than major equity markets over a complete market cycle, typically a period of five years.The fund is not managed relative to an index, but rather seeks to provide an absolute return, with emphasis on capital preservation.

The fund is unconstrained in its approach and invests in a core of return-seeking assets, including global equities, bonds and cash. In addition to this “core”, the fund invests, generally to a lesser extent, in other asset classes, including real estate, commodities, currencies and non-traditional asset classes and strategies, in order, along with derivatives, to help protect the fund from volatility and to help it to meet the investment objective.

To allocate the fund’s assets, we combine a top-down approach emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection based on fundamental research. In choosing investments, we consider economic trends as emphasized by our global investment themes, security valuations and fundamentals. Within markets and sectors, we seek attractively priced companies possessing sustainable competitive advantages, and we may invest in such companies anywhere across their capital structures. Identifying the right security characteristics for the prevailing investment environment is key to our approach, which currently emphasizes income generation.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Markets Driven by Macroeconomic Headlines

The reporting period began in the aftermath of major declines among stock markets and the prices of higher yielding bonds throughout the world.

Fortunately, by the start of 2012, many financial markets were rallying amid encouraging macroeconomic developments, including U.S. employment gains, efforts to forestall a more severe banking crisis in Europe, and less restrictive monetary and fiscal policies in China. Consequently, investors became more comfortable with riskier investments.While they returned to a risk-averse posture during the spring when U.S. employment gains moderated and austerity programs in Europe encountered resistance, more encouraging economic data over the summer enabled global stocks and bonds to end the reporting period with respectable returns. U.S. markets generally fared better than other regions of the world.

Riskier Assets Buoyed Fund Performance

The fund produced higher returns than its performance baseline benchmark, but with substantially less volatility. The bulk of the fund’s returns were derived from stocks and high yield bonds. Short-maturity U.S.Treasury securities also contributed positively to relative performance, as U.S. interest rates declined. However, the fund’s commodities-oriented investments generally lagged market averages.

In the fund’s equity portfolio, results from the health care sector were bolstered by pharmaceutical developers Merck & Co., Roche Holding, Sanofi and Abbott Laboratories.We increased the fund’s exposure to utilities when inflationary pressures began to rise, resulting in strong returns from Wisconsin Energy and Severn Trent.An emphasis on tobacco producers Reynolds American, British American Tobacco and JapanTobacco also boosted results. Strength in these areas was partly offset by weakness among oil and gas producers Japan’s Inpex, Petroleo Brasileiro, ADR, Cl. A and France’sTotal, as global energy demand slackened. Gold miners Newcrest Mining and Barrick Gold lost value as the prices of precious metals moderated.

Among bonds, high yield corporate securities provided robust returns with relatively little volatility, while falling interest rates boosted the value of sovereign bonds in Norway,Australia and New Zealand.

We sold call options on certain stock indices to mitigate the impact of equity market volatility upon the fund, and we employed put options and other derivative instruments to reduce the costs of our hedging strategy.We also used forward contracts to protect the fund from adverse currency fluctuations.

4

Maintaining a Cautious Investment Posture

As of the reporting period’s end, we expect heightened market volatility to persist amid uncertainty regarding Europe’s financial crisis and fiscal pressures in the United States.Therefore, we have maintained the fund’s emphasis on markets that we see as relatively healthy from a fiscal perspective, such as Germany and some of the emerging markets. Despite prevailing headwinds, we have continued to identify opportunities for attractive returns in global stock and bond markets, while limiting the fund’s exposure to various risks.

November 15, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the prospectus of the fund. Bond securities are subject generally to interest rate, credit, liquidity, call, sector and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Because the fund seeks to provide exposure to alternative or non-traditional asset categories or investment strategies, the fund’s performance will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.

The fund may, but is not required to, use derivative instruments, such as options, futures and options on futures, forward contracts and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2014, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER – Citigroup 30-Day Treasury Bill Index is a market value-weighted index of public obligations of the U.S.Treasury with maturities of 30 days. Investors cannot invest directly in any index.
3 SOURCE: BLOOMBERG - London Interbank Offered Rate (LIBOR).The rate of interest at which banks borrow funds, in marketable size, from other banks in the London interbank market. LIBOR is the most widely used benchmark or reference rate for short term interest rates, and is an international rate.The London Interbank Offered
Rate is fixed each morning at 11 a.m. London time by the British Bankers’ Association (BBA).The rate is an average derived from 16 quotations provided by banks determined by the British Bankers’ Association the four highest and lowest are then eliminated and an average of the remaining eight is calculated to arrive at the fix. Eurodollar
Libor is calculated on an ACT/360 day count basis and settlement is for two days hence.

The Fund	5

FUND PERFORMANCE

† Source: Bloomberg L.P.
†† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus
Global Real Return Fund on 5/12/10 (inception date) to a $10,000 investment made in the Citibank 30-Day
Treasury Bill Index and the U.S. $1-Month London Interbank Offered Rate (LIBOR) Index on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Citibank 30-Day Treasury Bill Index is a market value-weighted index of public obligations of the U.S.Treasury with maturities of 30 days.The LIBOR is the rate of interest at which banks borrow funds, in marketable size, from other banks in the London interbank market.The LIBOR is the most widely used benchmark or reference rate for short term interest rates, and is an international rate.The LIBOR is fixed each morning at 11 a.m. London time by the British Bankers’ Association (BBA).The rate is an average derived from 16 quotations provided by banks determined by the British Bankers’ Association; the four highest and lowest are then eliminated and an average of the remaining eight is calculated to arrive at the fix. Eurodollar LIBOR is calculated on an ACT/360 day count basis and settlement is for two days hence. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/12

	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (5.75%)	5/12/10	–0.86%	2.83%
without sales charge	5/12/10	5.16%	5.32%
Class C shares
with applicable redemption charge †	5/12/10	3.39%	4.56%
without redemption	5/12/10	4.39%	4.56%
Class I shares	5/12/10	5.45%	5.59%
U.S. $1-Month London Interbank
Offered Rate (LIBOR) Index	4/30/10	0.25%	0.26%††
Citibank 30-Day Treasury Bill Index	4/30/10	0.04%	0.08%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 4/30/10 is used as the beginning value on 5/12/10.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Real Return Fund from May 1, 2012 to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.68	$11.50	$6.40
Ending value (after expenses)	$1,036.90	$1,033.50	$1,038.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.61	$11.39	$6.34
Ending value (after expenses)	$1,017.60	$1,013.83	$1,018.85

† Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class C and 1.25%
for Class I,multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2012

		Coupon	Maturity	Principal
Bonds and Notes—28.2%		Rate (%)	Date	Amount ($)[a]		Value ($)
Australia—5.6%
Australian Goverment,
Sr. Unscd. Bonds, Ser. 136	AUD	4.75	4/21/27	840,000		1,003,751
Australian Goverment,
Sr. Unscd. Bonds, Ser. 133	AUD	5.50	4/21/23	1,660,000		2,086,285
Queensland Treasury
Gov. Gtd. Notes, Ser. 24	AUD	5.75	7/22/24	536,000		628,699
Santos Finance,
Gtd. Notes	EUR	8.25	9/22/70	150,000	[b]	204,142
						3,922,877
Croatia—.2%
Agrokor,
Gtd. Notes	EUR	9.13	2/1/20	130,000		174,185
El Salvador—.2%
Telemovil Finance,
Gtd. Notes		8.00	10/1/17	100,000		106,500
Germany—.8%
Conti-Gummi Finance,
Sr. Scd. Notes	EUR	7.50	9/15/17	150,000		209,100
HeidelbergCement Finance,
Gtd. Bonds	EUR	7.50	4/3/20	125,000		185,235
Unitymedia Hessen,
Sr. Scd. Notes	EUR	8.13	12/1/17	100,000		140,145
						534,480
Ireland—.5%
Ardagh Glass Finance,
Gtd. Bonds	EUR	7.13	6/15/17	150,000		196,852
Smurfit Kappa Acquisitions,
Sr. Scd. Notes	EUR	7.25	11/15/17	100,000		139,011
						335,863
Italy—.5%
Lottomatica Group,
Jr. Sub. Bonds	EUR	8.25	3/31/66	150,000	[b]	194,907
Wind Acquisition Finance,
Scd. Notes	EUR	11.75	7/15/17	150,000		189,561
						384,468
Luxembourg—.2%
Aguila 3,
Sr. Scd. Notes		7.88	1/31/18	150,000		158,250

The Fund	9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Mexico—.2%
Satmex Escrow,
Sr. Scd. Notes		9.50	5/15/17	126,000		134,820
Netherlands—.6%
OI European Group,
Gtd. Notes	EUR	6.75	9/15/20	100,000		144,844
UPC Holding,
Scd. Notes	EUR	8.38	8/15/20	100,000		141,830
Ziggo Bond,
Gtd. Notes	EUR	8.00	5/15/18	100,000		142,738
						429,412
New Zealand—1.9%
New Zealand Government,
Sr. Unscd. Bonds,
Ser. 423	NZD	5.50	4/15/23	505,000		487,911
New Zealand Government,
Sr. Unscd. Bonds,
Ser. 521	NZD	6.00	5/15/21	830,000		819,061
						1,306,972
Norway—3.7%
Norwegian Government,
Bonds, Ser. 474	NOK	3.75	5/25/21	1,045,000		210,664
Norwegian Government,
Bonds, Ser 473	NOK	4.50	5/22/19	11,705,000		2,408,217
						2,618,881
South Africa—.3%
Edcon Proprietary,
Scd. Notes	EUR	3.50	6/15/14	150,000	[b]	181,784
Sweden—.5%
Eileme 2,
Sr. Scd. Notes	EUR	11.75	1/31/20	110,000		160,540
Norcell Sweden
Holding 3,
Sr. Scd. Notes	SEK	9.25	9/29/18	1,000,000		163,955
						324,495

10

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Switzerland—.4%
Matterhorn Mobile,
Sr. Scd. Notes	CHF	6.75	5/15/19	150,000		171,132
Sunrise Communications
International,
Sr. Scd. Notes	EUR	7.00	12/31/17	100,000		139,659
						310,791
United Kingdom—3.5%
Anglian Water
Services Financing,
Sr. Scd. Notes, Ser. A8	GBP	3.67	7/30/24	50,000	[c]	141,437
Boparan Finance,
Gtd. Notes	GBP	9.88	4/30/18	100,000		177,514
Cable & Wireless
International Finance,
Gtd. Bonds	GBP	8.63	3/25/19	110,000		190,828
Co-Operative Bank,
Sub. Notes	GBP	5.63	11/16/21	100,000	[b]	140,074
Dwr Cymru Financing,
Asset Backed Bonds	GBP	1.86	3/31/48	150,000	[c]	276,254
Ineos Finance,
Sr. Scd. Notes	EUR	7.25	2/15/19	100,000	[b]	132,531
ISS,
Sr. Scd. Notes	EUR	11.00	6/15/14	100,000		134,896
Jaguar Land Rover,
Gtd. Bonds		8.13	5/15/21	150,000		162,375
John Lewis,
Sr. Unscd. Bonds	GBP	8.38	4/8/19	75,000		158,452
Kerling,
Sr. Scd. Notes	EUR	10.63	2/1/17	150,000		181,298
LBG Capital No.1,
Gtd. Bonds, Ser. 8	GBP	7.87	8/25/20	70,000		113,359
National Grid
Electricity Transmission,
Sr. Unscd. Bonds	GBP	2.98	7/8/18	32,000	[c]	85,217

The Fund	11

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
United Kingdom (continued)
National Grid Gas,
Gtd. Bonds	GBP	4.19	12/14/22	19,000	[c]	61,160
Priory Group No. 3
Sr. Scd. Notes	GBP	7.00	2/15/18	100,000		172,269
Prudential,
Jr. Sub. Notes		11.75	12/29/49	181,000	[b]	209,055
TESCO,
Sr. Unscd. Notes	GBP	4.00	9/8/16	60,000	[c]	159,785
						2,496,504
United States—9.1%
Catalent Pharma Solutions,
Gtd. Notes	EUR	9.75	4/15/17	150,000		200,254
CEDC Finance Corp International,
Sr. Scd. Notes		9.13	12/1/16	100,000		66,000
Chesapeake Energy,
Gtd. Notes		6.78	3/15/19	170,000		170,638
Clearwire Communications,
Sr. Scd. Notes		12.00	12/1/15	150,000		160,430
EXCO Resources,
Gtd. Notes		7.50	9/15/18	185,000		174,825
Nextel Communications,
Gtd. Notes, Ser. D		7.38	8/1/15	50,000		50,188
Offshore Group Investment,
Sr. Scd. Notes		11.50	8/1/15	186,000		204,832
Sable International Finance,
Sr. Scd. Notes		7.75	2/15/15	100,000		107,000
U.S. Treasury Inflation
Protected Securities, Bonds		2.50	1/15/29	1,668,588	[d]	2,415,411
U.S. Treasury Notes		0.50	11/30/12	2,868,000		2,869,233
						6,418,811
Total Bonds and Notes
(cost $18,866,734)						19,839,093

12

Common Stocks—55.3%	Shares	Value ($)
Australia—3.1%
Newcrest Mining	53,342	1,463,480
Telstra	175,900	755,939
		2,219,419
Brazil—.8%
Petroleo Brasileiro, ADR, Cl. A	28,632	587,815
Canada—3.5%
Barrick Gold	31,188	1,263,114
Yamana Gold	60,262	1,217,006
		2,480,120
Denmark—1.2%
TDC	119,240	821,473
France—3.5%
Sanofi	11,768	1,034,459
Total	28,544	1,436,227
		2,470,686
Germany—3.6%
Bayer	21,095	1,837,118
Deutsche Telekom	60,760	693,741
		2,530,859
Japan—1.9%
Asahi Group Holdings	24,800	565,091
Japan Tobacco	29,000	801,378
		1,366,469
Luxembourg—.9%
Millicom International Cellular, SDR	7,365	636,244
Netherlands—1.7%
Koninklijke KPN	77,107	486,816
Reed Elsevier	50,952	684,516
		1,171,332

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Norway—.8%
Statoil	21,823		539,326
Peru—.1%
Cia de Minas Buenaventura, ADR	1,421		50,815
Poland—.9%
Telekomunikacja Polska	163,594		617,964
South Africa—.9%
MTN Group	35,496		640,026
Sweden—.8%
TeliaSonera	92,060		606,109
Switzerland—4.8%
Novartis	21,902		1,318,165
Roche Holding	6,606		1,270,412
Syngenta	1,990		777,367
			3,365,944
United Kingdom—11.1%
BAE Systems	121,007		609,653
British American Tobacco	10,991		544,433
Cable & Wireless Communications	340,117		205,771
Centrica	245,227		1,282,587
GlaxoSmithKline	84,652		1,894,073
Severn Trent	31,112		806,330
SSE	45,275		1,057,953
Vodafone Group	174,236		473,078
WM Morrison Supermarkets	216,460		935,815
			7,809,693
United States—15.7%
Abbott Laboratories	14,843		972,513
Accenture, Cl. A	12,309		829,750
Annaly Capital Management	39,454	[e]	636,788
Medtronic	15,691		652,432
Merck & Co.	21,004		958,413
Newmont Mining	8,385		457,402
PDL BioPharma	25,472		189,766

14

Common Stocks (continued)	Shares		Value ($)
United States (continued)
PowerShares DB Gold Fund	43,449	[f]	2,570,877
Reynolds American	34,531		1,437,871
Sprint Nextel	79,639	[f]	441,200
Sysco	32,320		1,004,182
Wisconsin Energy	22,708		873,577
			11,024,771
Total Common Stocks
(cost $36,811,648)			38,939,065
	Number of
Options Purchased—.2%	Contracts		Value ($)
Call Options—.1%
CBOE Volatility Index Futures,
January 2013 @ $26	129	[f]	20,640
CBOE Volatility Index Futures,
January 2013 @ $25	163	[f]	29,340
			49,980
Put Options—.1%
CBOE Volatility Index Futures,
December 2012 @ $18	163	[f]	24,450
CBOE Volatility Index Futures,
December 2012 @ $19	129	[f]	27,090
FTSE 100 Index Futures,
December 2012 @ GBP 5,650	42	[f]	55,234
			106,774
Total Options Purchased
(cost $167,919)			156,754
	Principal
Short-Term Investments—6.3%	Amount ($)		Value ($)
U.S. Treasury Bills:
0.00%, 11/8/12	755,000		754,992
0.08%, 4/4/13	3,677,000		3,674,919
Total Short-Term Investments
(cost $4,429,835)			4,429,911

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Other Investments—12.3%	Shares	Value ($)
Registered Investment Companies:
Dreyfus Institutional Preferred
Plus Money Market Fund	8,470,000 [g]	8,470,000
NB Global Floating Rate Income Fund	243,862	242,643
Total Other Investments
(cost $8,706,171)		8,712,643

Total Investments (cost $68,982,307)	102.3%	72,077,466
Liabilities, Less Cash and Receivables	(2.3%)	(1,636,318)
Net Assets	100.0%	70,441,148

ADR—American Depository Receipts
SDR—Swedish Depository Receipts

a Principal amount stated in U.S. Dollars unless otherwise noted.
AUD—Australian Dollar
CHF—Swiss Franc
EUR—Euro
GBP—British Pound
NOK—Norwegian Krone
NZD—New Zealand Dollar
SEK—Swedish Krona
b Variable rate security—interest rate subject to periodic change.
c Principal amount for accrual purposes is periodically adjusted based on changes in the British Consumer Price Index.
d Principal amount for accrual purposes is periodically adjusted based on changes in the U.S. Consumer Price Index.
e Investment in real estate investment trust.
f Non-income producing security.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Short-Term/		Energy	3.6
Money Market Investments	18.3	Exchange-Traded Funds	3.6
Corporate Bonds	15.5	Information Technology	1.2
Health Care	14.4	Consumer Discretionary	1.0
Telecommunication Services	9.1	Financial	.9
Consumer Staples	7.5	Industrial	.9
U.S. Government Securities	7.5	Mutual Fund : Foreign	.3
Materials	7.4	Options Purchased	.2
Utilities	5.7
Foreign/Governmental	5.2		102.3

† Based on net assets.
See notes to financial statements.

16

STATEMENT OF OPTIONS WRITTEN

October 31, 2012

	Number of
	Contracts		Value ($)
Call Options:
FTSE 100 Index Futures,
December 2012 @ GBP 6,050	106	[a]	(31,646)
FTSE 100 Index Futures,
January 2013 @ GBP 6,150	42	[a]	(11,861)
Put Options:
FTSE 100 Index Futures,
December 2012 @ GBP 5,350	42	[a]	(20,332)
(premiums received $232,150)			(63,839)

GBP—British Pound
a Non-income producing security.
See notes to financial statements.

The Fund	17

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		60,512,307	63,607,466
Affiliated issuers		8,470,000	8,470,000
Cash on initial margin—Note 4			350,560
Cash denominated in foreign currencies		6,570	6,409
Dividends and interest receivable			327,129
Receivable for shares of Common Stock subscribed			90,561
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			60,003
Receivable for investment securities sold			56,471
Prepaid expenses			17,826
			72,986,425
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			65,905
Cash overdraft due to Custodian			4,490
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			1,167,582
Payable for investment securities purchased			1,106,308
Outstanding options written, at value (premiums received
$232,150)—See Statement of Options Written—Note 4			63,839
Payable for shares of Common Stock redeemed			71,396
Accrued expenses			65,757
			2,545,277
Net Assets ($)			70,441,148
Composition of Net Assets ($):
Paid-in capital			67,629,030
Accumulated undistributed investment income—net			964,437
Accumulated net realized gain (loss) on investments			(310,572)
Accumulated net unrealized appreciation (depreciation) on investments,
options transactions and foreign currency transactions			2,158,253
Net Assets ($)			70,441,148

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	17,087,911	943,698	52,409,539
Shares Outstanding	1,214,649	67,950	3,717,626
Net Asset Value Per Share ($)	14.07	13.89	14.10

See notes to financial statements.

18

STATEMENT OF OPERATIONS

Year Ended October 31, 2012

Investment Income ($):
Income:
Cash dividends (net of $49,783 foreign taxes withheld at source):
Unaffiliated issuers	806,027
Affiliated issuers	3,186
Interest	311,320
Total Income	1,120,533
Expenses:
Management fee—Note 3(a)	361,553
Registration fees	46,272
Auditing fees	43,668
Shareholder servicing costs—Note 3(c)	42,039
Custodian fees—Note 3(c)	34,022
Prospectus and shareholders’ reports	19,241
Distribution fees—Note 3(b)	4,383
Directors’ fees and expenses—Note 3(d)	2,431
Legal fees	1,752
Loan commitment fees—Note 2	465
Interest expense—Note 2	74
Miscellaneous	24,954
Total Expenses	580,854
Less—reduction in expenses due to undertaking—Note 3(a)	(50,461)
Less—reduction in fees due to earnings credits—Note 3(c)	(15)
Net Expenses	530,378
Investment Income—Net	590,155
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(277,379)
Net realized gain (loss) on options transactions	(126,952)
Net realized gain (loss) on forward foreign currency exchange contracts	543,119
Net Realized Gain (Loss)	138,788
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	2,701,561
Net unrealized appreciation (depreciation) on options transactions	263,019
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(1,154,453)
Net Unrealized Appreciation (Depreciation)	1,810,127
Net Realized and Unrealized Gain (Loss) on Investments	1,948,915
Net Increase in Net Assets Resulting from Operations	2,539,070

See notes to financial statements.

The Fund	19

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2012	2011
Operations ($):
Investment income—net	590,155	151,180
Net realized gain (loss) on investments	138,788	(84,680)
Net unrealized appreciation
(depreciation) on investments	1,810,127	(48,006)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,539,070	18,494
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(12,051)	—
Class I Shares	(188,051)	—
Net realized gain on investments:
Class A Shares	(13,147)	—
Class C Shares	(1,870)	—
Class I Shares	(110,122)	—
Total Dividends	(325,241)	—
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	20,229,823	2,125,479
Class C Shares	754,317	123,078
Class I Shares	36,736,292	21,104,956
Dividends reinvested:
Class A Shares	24,685	—
Class C Shares	637	—
Class I Shares	279,676	—
Cost of shares redeemed:
Class A Shares	(8,799,384)	(346,366)
Class C Shares	(1,022,848)	—
Class I Shares	(7,327,473)	(1,161,870)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	40,875,725	21,845,277
Total Increase (Decrease) in Net Assets	43,089,554	21,863,771
Net Assets ($):
Beginning of Period	27,351,594	5,487,823
End of Period	70,441,148	27,351,594
Undistributed investment income—net	964,437	35,066

20

	Year Ended October 31,
	2012	2011
Capital Share Transactions:
Class A
Shares sold	1,471,625	155,976
Shares issued for dividends reinvested	1,846	—
Shares redeemed	(637,563)	(25,746)
Net Increase (Decrease) in Shares Outstanding	835,908	130,230
Class C
Shares sold	55,033	9,070
Shares issued for dividends reinvested	48	—
Shares redeemed	(76,201)	—
Net Increase (Decrease) in Shares Outstanding	(21,120)	9,070
Class I
Shares sold	2,680,434	1,558,088
Shares issued for dividends reinvested	20,918	—
Shares redeemed	(535,472)	(86,342)
Net Increase (Decrease) in Shares Outstanding	2,165,880	1,471,746

See notes to financial statements.

The Fund	21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	13.51	13.44	12.50
Investment Operations:
Investment income—net[b]	.17	.20	.06
Net realized and unrealized
gain (loss) on investments	.53	(.13)	.88
Total from Investment Operations	.70	.07	.94
Distributions:
Dividends from investment income—net	(.07)	—	—
Dividends from net realized gain on investments	(.07)	—	—
Total Distributions	(.14)	—	—
Net asset value, end of period	14.07	13.51	13.44
Total Return (%)[c]	5.16	.52	7.52	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.72	3.53	5.96	[e]
Ratio of net expenses to average net assets	1.50	1.50	1.50	[e]
Ratio of net investment income
to average net assets	1.26	1.46	.94	[e]
Portfolio Turnover Rate	53.24	42.97	49.61	[d]
Net Assets, end of period ($ x 1,000)	17,088	5,117	3,340

a	From May 12, 2010 (commencement of operations) to October 31, 2010.
[b]	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

22

		Year Ended October 31,
Class C Shares	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	13.37	13.39	12.50
Investment Operations:
Investment income—net[b]	.06	.10	.01
Net realized and unrealized
gain (loss) on investments	.53	(.12)	.88
Total from Investment Operations	.59	(.02)	.89
Distributions:
Dividends from net realized gain on investments	(.07)	—	—
Net asset value, end of period	13.89	13.37	13.39
Total Return (%)[c]	4.39	(.22)	7.20	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.56	4.37	6.75	[e]
Ratio of net expenses to average net assets	2.25	2.25	2.25	[e]
Ratio of net investment income
to average net assets	.51	.75	.20	[e]
Portfolio Turnover Rate	53.24	42.97	49.61	[d]
Net Assets, end of period ($ x 1,000)	944	1,190	1,071

a	From May 12, 2010 (commencement of operations) to October 31, 2010.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund	23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class I Shares	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	13.56	13.46	12.50
Investment Operations:
Investment income—net[b]	.21	.18	.07
Net realized and unrealized
gain (loss) on investments	.53	(.08)	.89
Total from Investment Operations	.74	.10	.96
Distributions:
Dividends from investment income—net	(.13)	—	—
Dividends from net realized gain on investments	(.07)	—	—
Total Distributions	(.20)	—	—
Net asset value, end of period	14.10	13.56	13.46
Total Return (%)	5.45	.74	7.68	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.35	2.33	5.75	[d]
Ratio of net expenses to average net assets	1.25	1.25	1.25	[d]
Ratio of net investment income
to average net assets	1.55	1.46	1.19	[d]
Portfolio Turnover Rate	53.24	42.97	49.61	[c]
Net Assets, end of period ($ x 1,000)	52,410	21,044	1,076

a	From May 12, 2010 (commencement of operations) to October 31, 2010.
[b]	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Real Return Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund.The fund’s investment objective is to seek total return (consisting of capital appreciation and income).The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”), an affiliate of BNY Mellon, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not

26

orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

28

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Options which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price.These securities are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of October 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	6,909,861	—	6,909,861
Equity Securities—Domestic
Common Stocks†	8,453,894	—	—	8,453,894
Equity Securities—Foreign
Common Stocks†	27,914,294	—	—	27,914,294
Exchange-Traded
Funds	2,570,877	—	—	2,570,877
Foreign Government	—	7,644,588	—	7,644,588
Mutual Funds	8,712,643	—	—	8,712,643
U.S. Treasury	—	9,714,555	—	9,714,555
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	60,003	—	60,003
Options Purchased	156,754	—	—	156,754
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(1,167,582)	—	(1,167,582)
Options Written	(63,839)	—	—	(63,839)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2011, $1,577,653 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign

30

exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended October 31, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2011 ($)	Purchases ($)	Sales ($)	10/31/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—	63,575,107	55,105,107	8,470,000	12.0

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $207,900, accumulated capital losses $58,862 and unrealized appreciation $2,663,080.

32

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2012.The fund has $58,862 of post-enactment short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2012 and October 31, 2011 were as follows: ordinary income $270,888 and $0 and long-term capital gains $54,353 and $0, respectively.

During the period ended October 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $539,318 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition,ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

financial statements on the basis of International Financial Reporting Standards (“IFRS”).ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 10, 2012, the $225 million unsecured credit facility with Citibank, N.A., was decreased to $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2012, was approximately $6,300, with a related weighted average annualized interest rate of 1.18%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, until March 1, 2014, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, com-

34

mitment fees on borrowings and extraordinary expenses) exceed 1.25% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $50,461 during the period ended October 31, 2012.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, Dreyfus pays Newton an annual fee of .43% of the value of the fund’s average daily net assets, payable monthly.

During the period ended October 31, 2012, the Distributor retained $2,180 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2012, Class C shares were charged $4,383 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2012, Class A and Class C shares were charged $21,751 and $1,461, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates DreyfusTransfer, Inc. (“DTI”), a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2012, the fund was charged $3,761 for transfer agency services and $67 for cash management services. Cash management fees were partially offset by earnings credits of $8. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2012, the fund was charged $34,022 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2012, the fund was charged $227 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $7.

During the period ended October 31, 2012, the fund was charged $8,517 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $51,072, Distribution Plan fees $564, Shareholder Services Plan fees $3,774, custodian fees $10,348, Chief Compliance Officer fees $2,654 and transfer agency fees $580, which are offset against an expense reimbursement currently in effect in the amount of $3,087.

36

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, options transactions and forward contracts, during the period ended October 31, 2012, amounted to $53,026,320 and $18,572,407, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2012 is discussed below.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2012 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Equity risk[1]	156,754	Equity risk[2]	(63,839)
Foreign exchange risk[3]	60,003	Foreign exchange risk[4]	(1,167,582)
Gross fair value of
derivatives contracts	216,757		(1,231,421)

Statement of Assets and Liabilities location:

1	Options purchased are included in investments in securities—Unaffiliated issuers, at value.
2	Outstanding options written, at value.
3	Unrealized appreciation on forward foreign currency exchange contracts.
4	Unrealized depreciation on forward foreign currency exchange contracts.

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2012 is shown below:

Amount of realized gain or (loss) on derivatives recognized in income ($)

	Options	Forward
Underlying risk	Transactions[5]	Contracts[6]	Total
Equity	(95,766)	—	(95,766)
Foreign exchange	(31,186)	543,119	511,933
Total	(126,952)	543,119	416,167

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)

	Options	Forward
Underlying risk	Transactions[7]	Contracts[8]	Total
Equity	240,420	—	240,420
Foreign exchange	22,599	(1,154,453)	(1,131,854)
Total	263,019	(1,154,453)	(891,434)

Statement of Operations location:

5	Net realized gain (loss) on options transactions.
6	Net realized gain (loss) on forward foreign currency exchange contracts.
7	Net unrealized appreciation (depreciation) on options transactions.
8	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities and foreign currencies, or as a substitute for an investment.The fund is subject to market risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the

38

fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects the following: any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended October 31, 2012:

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
October 31, 2011	160	201,111
Contracts written	1,406	1,593,211
Contracts terminated:
Contracts closed	914	1,043,556	527,919	515,637
Contracts expired	462	518,616	—	518,616
Total contracts terminated	1,376	1,562,172	527,919	1,034,253
Contracts Outstanding
October 31, 2012	190	232,150

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates.Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2012:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
British Pound,
Expiring:
11/1/2012 [a]	27,280	43,965	44,023	58
11/14/2012 [b]	2,452,000	3,948,006	3,956,720	8,714
11/14/2012 [c]	263,000	418,226	424,395	6,169
Euro,
Expiring
2/15/2013 [b]	1,842,000	2,402,508	2,390,126	(12,382)
Sales:		Proceeds ($)
Australian Dollar,
Expiring:
12/14/2012 [a]	613,000	610,023	634,023	(24,000)
12/14/2012 [b]	6,083,000	6,015,490	6,291,614	(276,124)
12/14/2012 [c]	1,337,000	1,338,427	1,382,852	(44,425)
British Pound,
Expiring:
11/14/2012 [a]	2,938,000	4,626,847	4,740,964	(114,117)
11/14/2012 [b]	4,016,773	6,445,113	6,481,748	(36,635)
11/14/2012 [c]	2,120,000	3,297,323	3,420,981	(123,658)

40

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Canadian Dollar,
Expiring
2/15/2013 [c]	877,654	884,129	876,671	7,458
Danish Krone,
Expiring
4/15/2013 [d]	4,916,000	856,195	856,764	(569)
Euro,
Expiring:
2/15/2013 [a]	8,987,350	11,375,066	11,661,722	(286,656)
2/15/2013 [c]	53,000	68,784	68,771	13
Japanese Yen,
Expiring
4/15/2013 [b]	106,142,000	1,360,409	1,331,932	28,477
New Zealand Dollar,
Expiring
4/15/2013 [a]	1,595,000	1,285,969	1,297,351	(11,382)
Norwegian Krone,
Expiring:
2/15/2013 [a]	716,000	119,754	125,081	(5,327)
2/15/2013 [c]	16,305,300	2,739,858	2,848,438	(108,580)
Polish Zloty,
Expiring:
2/15/2013 [a]	132,000	39,165	40,856	(1,691)
2/15/2013 [b]	276,000	81,603	85,427	(3,824)
2/15/2013 [c]	2,056,000	609,710	636,368	(26,658)
South African Rand,
Expiring:
12/14/2012 [a]	921,000	106,199	105,508	691
12/14/2012 [b]	1,715,100	197,413	196,479	934
12/14/2012 [c]	1,161,000	140,491	133,002	7,489
Swedish Krona,
Expiring:
2/15/2013 [a]	2,576,000	383,434	387,195	(3,761)
2/15/2013 [b]	1,083,000	159,703	162,784	(3,081)
2/15/2013 [c]	1,661,000	249,372	249,663	(291)
Swiss Franc,
Expiring:
12/14/2012 [a]	2,544,000	2,661,399	2,733,508	(72,109)
12/14/2012 [b]	319,000	331,430	342,763	(11,333)
12/14/2012 [c]	181,000	193,504	194,483	(979)
Gross Unrealized
Appreciation				60,003
Gross Unrealized
Depreciation				(1,167,582)

Counterparties:

a	Royal Bank of Scotland
b	JPMorgan Chase & Co.
c	UBS
d	Barclays Capital

The Fund	41

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2012:

Average Market Value ($)
Equity options contracts	245,050
Foreign currency options contracts	919
Forward contracts	24,566,934

At October 31, 2012, the cost of investments for federal income tax purposes was $69,077,875; accordingly, accumulated net unrealized appreciation on investments was $2,999,591, consisting of $3,981,531 gross unrealized appreciation and $981,940 gross unrealized depreciation.

42

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Global Real Return Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and options written, of Dreyfus Global Real Return Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Real Return Fund at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 27, 2012

The Fund	43

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2012:

—the total amount of taxes paid to foreign countries was $36,024.

—the total amount of income sourced from foreign countries was $1,125,058.

For the fiscal year ended October 31, 2012, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $270,888 represents the maximum amount that may be considered qualified dividend income.Also, the fund hereby designates $.0351 per share as a long-term capital gain and $.0381 per share as a short-term capital gain distribution paid on December 29, 2011.

PROXY RESULTS (Unaudited)

The Company held a special meeting of shareholders on August 3, 2012.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Lynn Martin†	90,334,756		3,252,629
Robin A. Melvin†	90,449,622		3,137,763
Philip L. Toia†	90,229,928		3,357,457

† Each new Board Member’s term commenced on September 1, 2012.
In addition Peggy C. Davis, Joseph S. DiMartino, David P. Feldman, Ehud Houminer and Dr. Martin Peretz continue as Board Members of the Company.

44

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Peggy C. Davis (69)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 63
———————
David P. Feldman (72)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 46
———————
Ehud Houminer (72)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 73

The Fund	45

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Lynn Martin (72)
Board Member (2012)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm, from January
2005-present
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 46
———————
Robin A. Melvin (49)
Board Member (2012)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 83
———————
Dr. Martin Peretz (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 46
———————
Philip L. Toia (79)
Board Member (2012)
Principal Occupation During Past 5Years:
• Private Investor
No. of Portfolios for which Board Member Serves: 56
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

46

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

The Fund	47

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

48

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Total Emerging
Markets Fund

ANNUAL REPORT October 31, 2012

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
22	Financial Highlights
25	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm
40	Important Tax Information
41	Proxy Results
42	Board Members Information
44	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Total Emerging
Markets Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Total Emerging Markets Fund, covering the 12-month period from November 1, 2011, through October 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite pronounced stock market weakness during the spring of 2012, stocks generally advanced over the reporting period as investors responded to encouraging macroeconomic developments throughout the world. Employment gains in the United States, credible measures to prevent a more severe banking crisis in Europe, and the likelihood of a “soft landing” for China’s economy buoyed investor sentiment, as did aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China. Consequently, U.S. stocks across all capitalization ranges posted double-digit returns, on average, for the reporting period.

In light of the easy monetary policies adopted by many countries, we expect global growth to be slightly more robust in 2013 than in 2012.The U.S. economic recovery is likely to persist at subpar levels over the first half of the new year, as growth may remain constrained by uncertainties surrounding fiscal policy and tax reforms. However, successful resolution of the current fiscal debate may prompt corporate decision-makers to increase capital spending, which could have positive implications for the U.S. economy and domestic equity markets.As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2011, through October 31, 2012, as provided by Sean P. Fitzgibbon and Alexander Kozhemiakin, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2012, Dreyfus Total Emerging Markets Fund’s Class A shares produced a total return of 3.18%, Class C shares returned 2.38% and Class I shares returned 3.38%.1 In comparison, the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), the fund’s benchmark, returned 2.63% for the same period.2

Emerging markets generally advanced over the reporting period as hopes for global financial recovery outweighed concerns regarding a debt crisis in Europe and slowing growth in China.The fund produced higher returns than its benchmark, largely due to strong results from fixed-income securities.

The Fund’s Investment Approach

The fund seeks to maximize total return.To pursue its goal, the fund normally invests at least 80% of its assets in equities, bonds and currencies issued by, or economically tied to, emerging markets. We base asset and country allocation decisions on our global macro-economic view and top-down country-specific outlooks, along with our bottom-up valuation assessments of individual securities. Equity investments rely on in-depth fundamental analysis supported by proprietary quantitative models. Bond and currency investments rely on in-depth fundamental analysis. By constructing a portfolio that is liquid and diversified from an asset class and country perspective, we seek to reduce volatility and country concentration risk.

Economic Headlines Buffeted Markets

Investors faced uncertain global economic conditions throughout the reporting period. Slowing growth in China, a subpar U.S. recovery, and the ongoing financial crisis in Europe helped to undermine investor confidence. When these concerns intensified, risk-averse investors tended to shift assets from emerging-markets equities to perceived safe havens, such as U.S. government bonds.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Emerging-markets equities proved highly volatile in this environment.The MSCI EM Index dropped sharply during the first two months of the reporting period, and then rebounded in early 2012 when the European policymakers launched new efforts to address the region’s problems, China appeared to have engineered a “soft landing,” and U.S. employment trends improved.The spring saw another steep decline, followed by a second rally from August through October, enabling emerging-markets equities to end the reporting period with mild gains. Emerging-markets bonds produced substantially higher returns than equities, on average, with less volatility as interest rates generally declined in response to increasingly accommodative monetary policies.

Allocating Assets in an Uncertain Global Environment

In light of heightened levels of volatility and economic uncertainty, we positioned the fund conservatively at the beginning of the reporting period, with roughly 60% of assets allocated to bonds and 40% to stocks.As we found more attractive values among stocks, the fund’s equity exposure rose to approximately 66% by the reporting period’s end. Moreover, we identified some countries, such as Mexico, where bonds appeared more attractive than stocks. In others, including South Korea, we favored stocks over bonds. In Russia, we invested in a mix of equities and fixed-income securities.

The fund’s stock holdings benefited from an emphasis on Thailand, where the local economy recovered from devastating 2011 floods. Most notably,Thai-based residential real estate company Asian Property Development more than doubled in value. Other top performers included consumer electronic maker Samsung Electronics and tobacco producer KT&G in South Korea, and Chinese vehicle manufacturer Great Wall Motor. On a more negative note, relative performance suffered due to disappointments including Malaysian gaming conglomerate Genting, Chinese agricultural producer

China Agri-Industries Holdings and Brazilian metals minerVale.

The fund’s fixed-income positions generally added value to the fund’s performance, with especially strong results from sovereign and corporate-backed bonds denominated in U.S. dollars. Some of the better fixed-income performers during the reporting period included U.S. dollar denominated bonds in Brazil, quasi-sovereign bonds in Russia and corporate credits in Indonesia. Local currency-denominated bonds in Mexico and Russia also fared well. The fund employed forward contracts to hedge some of its currency exposures.

4

Focusing on Carefully Selected Markets

As of the reporting period’s end, we have seen signs of recovery in the Chinese economy, a primary engine of global growth. However, a number of headwinds remain, including the ongoing European financial crisis and fiscal uncertainty in the United States.Therefore, we have retained overweighted exposure to fixed-income securities, which we believe can help cushion the effects of heightened equity-markets volatility.

Among stocks, we have identified attractive relative values in markets that seem poised for growth, such as Thailand and the Philippines, but we have found fewer opportunities in Taiwan and South Africa. The fund’s fixed-income investments currently favor a diversified mix of sovereign and corporate bonds — some denominated in U.S. dollars and other in local currencies — in countries including Mexico, Russia, Korea and Brazil.

November 15, 2012

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Bond securities are subject generally to interest rate, credit, liquidity, call, sector and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.The securities of companies located in emerging markets are often subject to rapid and large changes in price.An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity.These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 1,
2014, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.
The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index is a market capitalization-weighted index composed of companies representative of the market structure of select designated emerging market countries in
Europe, Latin America and the Pacific Basin. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

†	Source: Lipper Inc. – MSCI EM Index
††	Source: Lipper Inc. – MSCI EM Index and FactSet - JP Morgan GBI-EM Global Diversified Index and
JP Morgan EMBI Global Index

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Total Emerging Markets Fund on 3/25/11 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index (the “MSCI EM Index”) as well as to a Hybrid Index reflecting the fund’s asset allocation baseline percentages (“Baseline”) as described below on 3/31/11.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The MSCI EM Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America and the Pacific Basin.The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.The Index includes net dividends reinvested.The Hybrid Index has been prepared by the fund for purposes of more accurate comparison to the fund’s overall portfolio composition.We have combined the performance of unmanaged indices reflecting the Baseline percentage which consists of the MSCI EM Index (50%). JP Morgan GBI-EM Global Diversified Index consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure (25%). JP Morgan EMBI Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds (25%). Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund expenses, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/12

	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (5.75%)	3/25/11	–2.72%	–7.32%
without sales charge	3/25/11	3.18%	–3.84%
Class C shares
with applicable redemption charge †	3/25/11	1.38%	–4.56%
without redemption	3/25/11	2.38%	–4.56%
Class I shares	3/25/11	3.38%	–3.61%
Morgan Stanley Capital International
Emerging Markets Index	3/31/11	2.63%	–7.11%††
Hybrid Index	3/31/11	8.18%	1.64%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 3/31/11 is used as the beginning value on 3/25/11.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Total Emerging Markets Fund from May 1, 2012 to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$8.17	$11.87	$6.94
Ending value (after expenses)	$970.50	$967.00	$972.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$$8.36	$12.14	$7.10
Ending value (after expenses)	$$1,016.84	$1,013.07	$1,018.10

† Expenses are equal to the fund’s annualized expense ratio of 1.65% for Class A, 2.40% for Class C and 1.40%
for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2012

	Coupon	Maturity	Principal
Bonds and Notes—30.4%	Rate (%)	Date	Amount ($)[a]		Value ($)
Brazil—1.7%
Banco Do Brasil,
Gtd. Notes	3.88	10/10/22	200,000		199,900
Gerdau Trade,
Gtd. Notes	5.75	1/30/21	100,000		112,050
Itau Unibanco Holding,
Sub. Notes	5.65	3/19/22	200,000		212,000
Odebrecht Finance,
Gtd. Notes	5.13	6/26/22	200,000		218,000
Oi,
Sr. Unscd. Notes	5.75	2/10/22	200,000		216,500
Petrobras International Finance,
Gtd. Notes	5.75	1/20/20	110,000		127,433
Rearden G Holdings
Gtd. Notes	7.88	3/30/20	100,000		111,625
					1,197,508
Canada—.5%
Pacific Rubiales Energy,
Gtd. Notes	7.25	12/12/21	100,000	[b]	119,000
PTTEP Canada
International Finance,
Gtd. Notes	6.35	6/12/42	200,000		254,684
					373,684
Chile—.7%
Banco Santander Chile,
Sr. Unscd. Notes	3.88	9/20/22	150,000	[b]	155,210
Empresa Nacional de Petroleo,
Sr. Unscd. Notes	4.75	12/6/21	100,000	[b]	109,861
Telefonica Chile,
Sr. Unscd. Notes	3.88	10/12/22	200,000		199,189
					464,260
China—.6%
China Resources Gas Group,
Sr. Unscd. Notes	4.50	4/5/22	200,000		219,948
Talent Yield Investments,
Gtd. Notes	4.50	4/25/22	200,000		218,924
					438,872
Colombia—1.5%
Bancolombia,
Sub. Notes	5.13	9/11/22	70,000		73,500

The Fund	9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Colombia (continued)
Ecopetrol,
Sr. Unscd. Notes		7.63	7/23/19	360,000		468,000
Empresa de Energia de Bogota,
Sr. Unscd. Notes		6.13	11/10/21	200,000		227,000
Empresas Publicas de Medellin,
Sr. Unscd. Bonds	COP	8.38	2/1/21	484,000,000		299,104
						1,067,604
Costa Rica—.3%
Instituto Costarricense
de Electricidad,
Sr. Unscd. Notes		6.95	11/10/21	200,000	[b]	223,500
Hungary—.4%
Hungarian Government,
Bonds, Ser. 23/A	HUF	6.00	11/24/23	15,050,000		63,672
Hungarian Government,
Bonds, Ser. 22/A	HUF	7.00	6/24/22	40,370,000		186,079
						249,751
India—.3%
NTPC,
Sr. Unscd. Notes		4.75	10/3/22	200,000		205,167
Indonesia—2.4%
Indonesia Eximbank,
Sr. Unscd. Notes		3.75	4/26/17	205,000		214,544
Indonesian Government,
Sr. Unscd. Bonds, Ser. FR59	IDR	7.00	5/15/27	7,449,000,000		835,624
Indosat Palapa,
Gtd. Notes		7.38	7/29/20	190,000		217,550
Perusahaan Listrik Negara,
Sr. Unscd. Notes		5.25	10/24/42	200,000	[b]	205,240
PT Adaro Indonesia
Gtd. Notes		7.63	10/22/19	195,000		217,425
						1,690,383
Kazakhstan—.6%
Development Bank of Kazakhstan,
Sr. Unscd. Notes		5.50	12/20/15	175,000	[b]	191,835
Kazakhstan Temir Zholy Finance,
Gtd. Notes		6.95	7/10/42	200,000	[b]	244,608
						436,443

10

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Lithuania—.5%
Lithuanian Government,
Sr. Unscd. Notes		6.13	3/9/21	315,000		380,363
Malaysia—1.8%
Export-Import Bank of Malaysia
Sr. Unscd. Notes		2.88	12/14/17	200,000		205,809
Malaysian Government,
Unscd. Bonds, Ser. 0112	MYR	3.42	8/15/22	670,000		219,175
Malaysian Government,
Bonds, Ser. 0211	MYR	3.43	8/15/14	1,950,000		644,569
Malaysian Government,
Sr. Unscd. Bonds, Ser. 1/06	MYR	4.26	9/15/16	590,000		201,656
						1,271,209
Mexico—4.7%
Comision Federal
de Electricidad,
Sr. Unscd. Notes		5.75	2/14/42	360,000		412,200
Mexican Government,
Bonds, Ser. M 10	MXN	7.75	12/14/17	5,800,000		495,153
Mexican Government,
Bonds, Ser. M	MXN	7.00	6/19/14	7,470,000		591,734
Mexican Government,
Bonds, Ser. M 20	MXN	7.50	6/3/27	2,510,000		219,833
Mexican Government,
Bonds, Ser. MI10	MXN	8.00	12/19/13	2,035,000		161,079
Mexican Government,
Bonds, Ser. M 20	MXN	8.50	5/31/29	560,000		53,171
Mexican Government,
Bonds, Ser. M 30	MXN	8.50	11/18/38	685,000		65,008
Mexican Government,
Bonds, Ser. M	MXN	9.00	6/20/13	5,465,000		428,754
Mexican Government,
Bonds, Ser. M 30	MXN	10.00	11/20/36	750,000		81,207
Mexichem,
Sr. Unscd. Notes		4.88	9/19/22	200,000	[b]	212,000
Petroleos Mexicanos,
Gtd. Notes		5.50	6/27/44	55,000		60,088
Sigma Alimentos,
Gtd. Notes		5.63	4/14/18	300,000		341,250

The Fund	11

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Mexico (continued)
Southern Copper,
Sr. Unscd. Notes		7.50	7/27/35	100,000		127,767
						3,249,244
Nigeria—.6%
Nigeria Treasury Bond
Unscd. Bonds, Ser. 5YR	NGN	15.10	4/27/17	5,285,000		35,803
Nigeria Treasury Bond
Unscd. Bonds, Ser. 7	NGN	16.00	6/29/19	14,155,000		101,381
Nigeria Treasury Bond
Unscd. Bonds, Ser. 10YR	NGN	16.39	1/27/22	5,395,000		40,454
Nigerian Government,
Treasury Bills	NGN	0.00	3/7/13	8,905,000	[c]	54,239
Nigerian Government,
Treasury Bills	NGN	0.00	3/28/13	4,000,000	[c]	24,207
Nigerian Government,
Treasury Bills	NGN	0.00	6/27/13	19,000,000	[c]	111,600
Nigerian Government,
Treasury Bills	NGN	0.00	9/26/13	4,000,000	[c]	22,684
						390,368
Peru—.1%
BBVA Banco Continental,
Sr. Unscd. Notes		5.00	8/26/22	95,000	[b]	101,413
Philippines—.5%
Alliance Global Group,
Gtd. Notes		6.50	8/18/17	140,000		154,827
Philippine Government,
Sr. Unscd. Notes	PHP	4.95	1/15/21	8,000,000		214,094
						368,921
Poland—1.2%
Polish Government,
Bonds, Ser. 1015	PLN	6.25	10/24/15	1,005,000		335,067
Polish Government,
Bonds, Ser. 1013	PLN	5.00	10/24/13	1,665,000		527,076
						862,143

12

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Russia—3.5%
Gazprom,
Sr. Unscd. Notes		8.63	4/28/34	120,000		172,668
Russian Agricultural Bank,
Sr. Unscd. Notes	RUB	7.50	3/25/13	12,700,000		407,029
Russian Agricultural Bank,
Sr. Unscd. Notes		7.75	5/29/18	150,000		179,219
Russian Government,
Bonds, Ser. 5079	RUB	7.00	6/3/15	6,520,000		209,618
Russian Government,
Bonds, Ser. 6206	RUB	7.40	6/14/17	18,350,000		595,744
Russian Government,
Bonds, Ser. 6204	RUB	7.50	3/15/18	10,375,000		338,220
Vnesheconombank,
Sr. Unscd. Notes		6.03	7/5/22	200,000	[b]	224,260
Vnesheconombank,
Sr. Unscd. Notes		6.80	11/22/25	250,000		297,190
						2,423,948
South Africa—2.0%
South African Government,
Sr. Unscd. Bonds,
Ser. R207	ZAR	7.25	1/15/20	4,420,000		532,757
South African Government,
Bonds, Ser. R213	ZAR	7.00	2/28/31	2,925,000		296,565
South African Government,
Sr. Unscd. Bonds,
Ser. R203	ZAR	8.25	9/15/17	2,920,000		370,943
South African Government,
Bonds, Ser. R186	ZAR	10.50	12/21/26	805,000		114,876
South African Government,
Unscd. Bonds, Ser. R212	ZAR	2.75	1/31/22	740,000	[d]	108,550
						1,423,691
Supranational—.9%
Eurasian Development Bank,
Covered Notes		4.77	9/20/22	600,000	[b]	615,150

The Fund	13

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Thailand—1.0%
Bangkok Bank,
Sr. Unscd. Notes		3.88	9/27/22	200,000		204,104
Thai Government,
Sr. Unscd. Bonds, Ser. ILB	THB	1.20	7/14/21	14,800,000	[e]	513,137
						717,241
Turkey—2.5%
Turk Eximbank,
Sr. Unscd. Notes		5.88	4/24/19	500,000	[b]	548,250
Turk Eximbank,
Sr. Unscd. Notes		5.88	4/24/19	200,000		219,300
Turkish Government,
Bonds	TRY	9.00	1/27/16	360,000		211,381
Turkish Government,
Bonds	TRY	11.00	8/6/14	800,000		476,206
Turkish Government,
Bonds, Ser. CPI	TRY	3.00	7/21/21	135,000	[f]	88,788
Turkish Government,
Bonds, Ser. CPI	TRY	3.00	2/23/22	300,000	[f]	189,333
Turkish Government,
Bonds, Ser. CPI	TRY	4.00	4/29/15	75,000	[f]	53,003
						1,786,261
Ukraine—.1%
National JSC
Naftogaz of Ukraine,
Govt. Gtd. Notes		9.50	9/30/14	95,000		97,261
Uruguay—.4%
Uruguayan Government,
Sr. Unscd. Bonds	UYU	5.00	9/14/18	2,860,000		263,228
Venezuela—1.3%
Petroleos de Venezuela,
Gtd. Notes		8.50	11/2/17	1,030,000		927,000
Zambia—.3%
Zambian Government,
Unscd. Bonds		5.38	9/20/22	200,000	[b]	202,500
Total Bonds And Notes
(cost $20,701,789)						21,427,113

14

Common Stocks—60.5%	Shares	Value ($)
Brazil—7.4%
BR Malls Participacoes	82,600	1,085,852
Cia de Bebidas das Americas, ADR	27,900	1,138,041
Fleury	83,500	982,159
Obrascon Huarte Lain Brasil	189,300	1,780,178
Rossi Residencial	118,400	248,920
		5,235,150
China—11.9%
AAC Technologies Holdings	380,000	1,358,185
China Petroleum & Chemical, Cl. H	1,188,000	1,261,571
China Railway Construction, Cl. H	1,701,000	1,690,015
China Telecom, Cl. H	2,016,000	1,199,187
Great Wall Motor, Cl. H	677,500	1,862,020
WuXi PharmaTech, ADR	71,810[g]	1,018,984
		8,389,962
Hong Kong—1.7%
Focus Media Holding, ADR	51,680	1,218,614
India—2.4%
ICICI Bank, ADR	17,780	697,865
Sterlite Industries India, ADR	132,490	992,350
		1,690,215
Malaysia—2.1%
Malayan Banking	488,925	1,449,440
Mexico—2.7%
Empresas ICA	276,100 [g]	596,734
Grupo Financiero Banorte, Ser. O	237,100	1,318,228
		1,914,962
Peru—1.5%
Credicorp	8,170	1,056,708
Philippines—1.7%
Metropolitan Bank & Trust	510,630	1,177,566
Russia—6.5%
Gazprom, ADR	120,270	1,098,667
Lukoil, ADR	16,470	995,612

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Russia (continued)
Mobile Telesystems, ADR	40,040	686,286
Sberbank of Russia, ADR (EUR)	20,500	240,228
Sberbank of Russia, ADR	134,520	1,567,158
		4,587,951
South Africa—2.1%
Imperial Holdings	33,310	756,737
MTN Group	39,180	706,452
		1,463,189
South Korea—11.4%
Hyundai Motor	14,499	2,984,619
KT&G	17,000	1,295,342
Samsung Electronics	3,125	3,753,668
		8,033,629
Taiwan—2.5%
Hon Hai Precision Industry	570,700	1,732,857
Thailand—6.7%
Asian Property Development	4,803,000	1,363,331
Bangkok Bank	295,900	1,747,403
CP ALL	449,100	582,438
PTT Global Chemical	538,446	1,071,621
		4,764,793
Total Common Stocks
(cost $40,322,354)		42,715,036

Preferred Stocks—4.1%
Brazil
Vale
(cost $3,958,770)	162,200	2,902,917

16

Other Investment—3.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,576,966)	2,576,966 [h]	2,576,966

Total Investments (cost $67,559,879)	98.7%	69,622,032
Cash and Receivables (Net)	1.3%	914,124
Net Assets	100.0%	70,536,156

ADR—American Depository Receipts
EUR—Euro

a Principal amount stated in U.S. Dollars unless otherwise noted.
COP—Colombian Peso
HUF—Hungarian Forint
IDR—Indonesian Rupiah
MXN—Mexican New Peso
MYR—Malaysian Ringgit
NGN—Nigerian Naira
PHP—Philippines Peso
PLN—Polish Zloty
RUB—Russian Ruble
THB—Thai Baht
TRY—Turkish Lira
UYU—Uruguayan New Peso
ZAR—South African Rand
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2012, these securities were valued at $3,152,827 or 4.5% of net assets.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
d Principal amount for accrual purposes is periodically adjusted based on changes in the South African Consumer
Price Index.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Thai Consumer Price Index.
f Principal amount for accrual purposes is periodically adjusted based on changes in the Turkish Consumer Price Index.
g Non-income producing security.
h Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Foreign/Governmental	22.4	Money Market Investment	3.7
Financials	15.7	Telecommunication Services	3.7
Consumer Discretionary	14.2	Consumer Staples	3.5
Information Technology	9.7	Industrials	3.2
Corporate Bonds	8.0	Health Care	2.8
Materials	7.0
Energy	4.8		98.7

† Based on net assets.
See notes to financial statements.

The Fund	17

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		64,982,913	67,045,066
Affiliated issuers		2,576,966	2,576,966
Cash denominated in foreign currencies		561,386	556,822
Receivable for investment securities sold			463,661
Dividends and interest receivable			436,559
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			21,958
Prepaid expenses			12,424
			71,113,456
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			82,725
Payable for investment securities purchased			428,034
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			10,487
Accrued expenses			56,054
			577,300
Net Assets ($)			70,536,156
Composition of Net Assets ($):
Paid-in capital			75,662,494
Accumulated distributions in excess of investment income—net			(167,879)
Accumulated net realized gain (loss) on investments			(7,027,391)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			2,068,932
Net Assets ($)			70,536,156

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	738,321	588,843	69,208,992
Shares Outstanding	64,074	51,458	5,994,865
Net Asset Value Per Share ($)	11.52	11.44	11.54

See notes to financial statements.

18

STATEMENT OF OPERATIONS

Year Ended October 31, 2012

Investment Income ($):
Income:
Interest	1,134,923
Cash dividends (net of $153,916 foreign taxes withheld at source):
Unaffiliated issuers	960,539
Affiliated issuers	2,609
Total Income	2,098,071
Expenses:
Management fee—Note 3(a)	590,296
Custodian fees—Note 3(c)	74,669
Auditing fees	55,877
Registration fees	54,611
Prospectus and shareholders’ reports	14,502
Legal fees	12,481
Shareholder servicing costs—Note 3(c)	4,200
Distribution fees—Note 3(b)	3,944
Directors’ fees and expenses—Note 3(d)	3,844
Interest expense—Note 2	835
Loan commitment fees—Note 2	558
Miscellaneous	50,604
Total Expenses	866,421
Less—reduction in expenses due to undertaking—Note 3(a)	(31,755)
Less—reduction in fees due to earnings credits—Note 3(c)	(2)
Net Expenses	834,664
Investment Income—Net	1,263,407
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(5,433,170)
Net realized gain (loss) on forward foreign currency exchange contracts	(521,230)
Net Realized Gain (Loss)	(5,954,400)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	6,310,658
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	28,308
Net Unrealized Appreciation (Depreciation)	6,338,966
Net Realized and Unrealized Gain (Loss) on Investments	384,566
Net Increase in Net Assets Resulting from Operations	1,647,973

See notes to financial statements.

The Fund	19

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2012	2011 [a]
Operations ($):
Investment income—net	1,263,407	462,858
Net realized gain (loss) on investments	(5,954,400)	(1,983,532)
Net unrealized appreciation
(depreciation) on investments	6,338,966	(4,270,034)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,647,973	(5,790,708)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(12,264)	—
Class C Shares	(6,962)	—
Class I Shares	(977,648)	—
Total Dividends	(996,874)	—
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	228,016	837,618
Class C Shares	110,885	572,076
Class I Shares	24,923,803	58,486,900
Dividends reinvested:
Class A Shares	3,944	—
Class C Shares	922	—
Class I Shares	808,350	—
Cost of shares redeemed:
Class A Shares	(179,771)	(82,792)
Class C Shares	(52,253)	—
Class I Shares	(9,981,933)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	15,861,963	59,813,802
Total Increase (Decrease) in Net Assets	16,513,062	54,023,094
Net Assets ($):
Beginning of Period	54,023,094	—
End of Period	70,536,156	54,023,094
Undistributed (distributions in excess of)
investment income—net	(167,879)	782,286

20

	Year Ended October 31,
	2012	2011	[a]
Capital Share Transactions:
Class A
Shares sold	19,957	66,548
Shares issued for dividends reinvested	365	—
Shares redeemed	(15,838)	(6,958)
Net Increase (Decrease) in Shares Outstanding	4,484	59,590
Class C
Shares sold	9,933	46,261
Shares issued for dividends reinvested	85	—
Shares redeemed	(4,821)	—
Net Increase (Decrease) in Shares Outstanding	5,197	46,261
Class I
Shares sold	2,211,010	4,634,564
Shares issued for dividends reinvested	74,709	—
Shares redeemed	(925,418)	—
Net Increase (Decrease) in Shares Outstanding	1,360,301	4,634,564

a From March 25, 2011 (commencement of operations) to October 31, 2011.
See notes to financial statements.

The Fund	21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2012	2011	[a]
Per Share Data ($):
Net asset value, beginning of period	11.38	12.50
Investment Operations:
Investment income—net[b]	.21	.18
Net realized and unrealized
gain (loss) on investments	.14	(1.30)
Total from Investment Operations	.35	(1.12)
Distributions:
Dividends from investment income—net	(.21)	—
Net asset value, end of period	11.52	11.38
Total Return (%)[c]	3.18	(8.96)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.81	2.60	[e]
Ratio of net expenses to average net assets	1.65	1.65	[e]
Ratio of net investment income
to average net assets	1.86	2.44	[e]
Portfolio Turnover Rate	100.76	52.76	[d]
Net Assets, end of period ($ x 1,000)	738	678

a	From March 25, 2011 (commencement of operations) to October 31, 2011.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

22

	Year Ended October 31,
Class C Shares	2012	2011	[a]
Per Share Data ($):
Net asset value, beginning of period	11.33	12.50
Investment Operations:
Investment income—net[b]	.13	.13
Net realized and unrealized
gain (loss) on investments	.13	(1.30)
Total from Investment Operations	.26	(1.17)
Distributions:
Dividends from investment income—net	(.15)	—
Net asset value, end of period	11.44	11.33
Total Return (%)[c]	2.38	(9.36)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.51	3.38	[e]
Ratio of net expenses to average net assets	2.40	2.40	[e]
Ratio of net investment income
to average net assets	1.15	1.76	[e]
Portfolio Turnover Rate	100.76	52.76	[d]
Net Assets, end of period ($ x 1,000)	589	524

a	From March 25, 2011 (commencement of operations) to October 31, 2011.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund	23

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2012	2011	[a]
Per Share Data ($):
Net asset value, beginning of period	11.40	12.50
Investment Operations:
Investment income—net[b]	.25	.19
Net realized and unrealized
gain (loss) on investments	.12	(1.29)
Total from Investment Operations	.37	(1.10)
Distributions:
Dividends from investment income—net	(.23)	—
Net asset value, end of period	11.54	11.40
Total Return (%)	3.38	(8.80)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.45	1.88	[d]
Ratio of net expenses to average net assets	1.40	1.40	[d]
Ratio of net investment income
to average net assets	2.15	2.54	[d]
Portfolio Turnover Rate	100.76	52.76	[c]
Net Assets, end of period ($ x 1,000)	69,209	52,821

a	From March 25, 2011 (commencement of operations) to October 31, 2011.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Total Emerging Markets Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund’s investment objective seeks to maximize total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2012, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 40,000 Class A, 40,000 Class C and 732,512 Class I shares of the fund.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

26

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Investments in debt securities excluding short-term investments (other than U.S.Treasury Bills) and forward foreign currency exchange con-

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

tracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

28

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	5,630,919	—	5,630,919
Equity Securities—Foreign
Common Stocks†	42,715,036	—	—	42,715,036
Foreign Government	—	15,796,194	—	15,796,194
Mutual Funds	2,576,966	—	—	2,576,966
Preferred Stocks†	2,902,917	—	—	2,902,917
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	21,958	—	21,958
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(10,487)	—	(10,487)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2011, $14,744,705 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended October 31, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2011 ($)	Purchases ($)	Sales ($)	10/31/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	3,111,098	53,287,516	53,821,648	2,576,966	3.7

30

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the two-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $40,435, accumulated capital losses $6,829,827 and unrealized appreciation $1,663,054.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2012.The fund has $5,388,991 of post-enactment short-term capital losses and $1,440,836 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2012 and October 31, 2011 were as follows: ordinary income $996,874 and $0, respectively.

During the period ended October 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, the fund decreased accumulated undistributed investment income-net by $1,216,698 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition,ASU 2011-11

32

facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 10, 2012, the $225 million unsecured credit facility with Citibank, N.A., was decreased to $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2012, was approximately $50,300 with a related weighted average annualized interest rate of 1.66%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly.The Manager has

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

contractually agreed, until March 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.40% of the value of the fund’s average daily net assets. The Manager has contractually agreed from March 2, 2013 until March 1, 2014, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expense of none of the classes (excluding certain expenses as described above) exceed 1.35% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $31,755 during the period ended October 31, 2012.

During the period ended October 31, 2012, the Distributor retained $38 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2012, Class C shares were charged $3,944, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. These services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2012, Class A and Class C shares were charged $1,598 and $1,315, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash

34

balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2012, the fund was charged $360 for transfer agency services and $11 for cash management services. Cash management fees were partially offset by earnings credits of $1. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2012, the fund was charged $74,669 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2012, the fund was charged $29 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1.

During the period ended October 31, 2012, the fund was charged $8,517 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $59,689, Distribution Plan fees $369, Shareholder Services Plan fees $283, custodian fees $19,600, Chief Compliance Officer fees $2,654 and transfer agency fees $130.

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to exceptions, including redemptions made through use of the fund’s exchange privilege.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2012, amounted to $72,351,271 and $55,835,406, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2012 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to

36

foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2012.

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Brazilian Real,
Expiring
12/4/2012 [a]	3,685,000	1,807,169	1,805,770	(1,399)
Chilean Peso,
Expiring
11/30/2012 [b]	3,170,000	6,562	6,559	(3)
Euro,
Expiring
11/30/2012 [c]	580,000	757,114	751,967	(5,147)
Nigerian Naira,
Expiring:
4/15/2013 [c]	2,840,000	15,502	17,242	1,740
5/13/2013 [c]	2,870,000	15,539	17,285	1,746
Thai Baht,
Expiring
11/30/2012 [d]	5,050,000	164,110	164,436	326
Sales:		Proceeds ($)
Brazilian Real,
Expiring
12/4/2012 [e]	940,000	461,553	460,630	923
Colombian Peso,
Expiring
11/30/2012 [b]	3,259,740,000	1,784,398	1,772,787	11,611
Euro,
Expiring:
11/30/2012 [f]	120,000	156,586	155,579	1,007
11/30/2012 [g]	315,000	411,333	408,396	2,937
Nigerian Naira,
Expiring:
4/15/2013 [d]	2,840,000	15,647	17,241	(1,594)
5/13/2013 [d]	2,870,000	15,653	17,286	(1,633)
Peruvian New Sol,
Expiring
11/30/2012 [b]	1,290,000	498,454	496,842	1,612
Philippines Peso,
Expiring
12/3/2012 [g]	6,640,000	160,775	161,119	(344)

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Polish Zloty,
Expiring
11/2/2012 [g]	146,063	45,805	45,749	56
South African Rand,
Expiring
11/30/2012 [c]	3,250,000	372,797	373,164	(367)
Gross Unrealized
Appreciation				21,958
Gross Unrealized
Depreciation				(10,487)

Counterparties:

a	Morgan Stanley
b	Citigroup
c	Deutsche Bank
d	JPMorgan Chase & Co.
e	Goldman Sachs
f	Bank of America
g	Barclays Bank

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2012:

Average Market Value ($)
Forward contracts	7,639,368

At October 31, 2012, the cost of investments for federal income tax purposes was $67,866,552; accordingly, accumulated net unrealized appreciation on investments was $1,755,480, consisting of $4,745,248 gross unrealized appreciation and $2,989,768 gross unrealized depreciation.

38

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Total Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Total Emerging Markets Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2012, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from March 25, 2011 (commencement of operations) to October 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Total Emerging Markets Fund at October 31, 2012, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period from March 25, 2011 to October 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 27, 2012

The Fund	39

IMPORTATION TAX INFORMATION (Unaudited)

For the fiscal year ended October 31, 2012, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $449,668 represents the maximum amount that may be considered qualified dividend income.

40

PROXY RESULTS (Unaudited)

The Company held a special meeting of shareholders on August 3, 2012.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Lynn Martin†	90,334,756		3,252,629
Robin A. Melvin†	90,449,622		3,137,763
Philip L. Toia†	90,229,928		3,357,457

† Each new Board Member’s term commenced on September 1, 2012.
In addition, Peggy C. Davis, Joseph S. DiMartino, David P. Feldman, Ehud Houminer and Dr. Martin Peretz continue as Board Members of the Company.

The Fund	41

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Peggy C. Davis (69)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 63
———————
David P. Feldman (72)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 46
———————
Ehud Houminer (72)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 73

42

Lynn Martin (72)
Board Member (2012)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm, from January
2005-present
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 46
———————
Robin A. Melvin (49)
Board Member (2012)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 83
———————
Dr. Martin Peretz (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 46
———————
Philip L. Toia (79)
Board Member (2012)
Principal Occupation During Past 5Years:
• Private Investor
No. of Portfolios for which Board Member Serves: 56
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

The Fund	43

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

44

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

The Fund	45

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Total Return
Advantage Fund

ANNUAL REPORT October 31, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
30	Statement of Financial Futures
31	Statement of Securities Sold Short
32	Statement of Assets and Liabilities
33	Statement of Operations
34	Statement of Changes in Net Assets
36	Financial Highlights
39	Notes to Financial Statements
58	Report of Independent Registered Public Accounting Firm
59	Important Tax Information
60	Proxy Results
61	Board Members Information
63	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Total Return
Advantage Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for DreyfusTotal Return Advantage Fund, covering the 12-month period from November 1, 2011, through October 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite heightened volatility, the U.S. bond market generally advanced over the reporting period as investors responded to encouraging macroeconomic developments throughout the world. Employment gains in the United States, credible measures to prevent a more severe banking crisis in Europe, and the likelihood of a “soft landing” for China’s economy buoyed investor sentiment, as did aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China. Consequently, riskier segments of the bond market gained value, while massive purchases of government securities by the Federal Reserve prevented yields of U.S. government securities from rising.

In light of the easy monetary policies adopted by many countries, we expect global growth to be slightly more robust in 2013 than in 2012.The U.S. economic recovery is likely to persist at subpar levels over the first half of the new year, as growth may remain constrained by uncertainties surrounding fiscal policy and tax reforms. However, successful resolution of the current fiscal debate may prompt corporate decision-makers to increase capital spending, which could have positive implications for the U.S. economy.As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2011, through October 31, 2012, as provided by David Kwan and Lowell Bennett, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2012, Dreyfus Total Return Advantage Fund’s Class A shares achieved a total return of 4.71%, Class C shares returned 3.93% and Class I shares returned 4.94%.1 In comparison, the fund’s benchmark, the Barclays U.S.Aggregate Bond Index (the “Index”), produced a total return of 5.25% for the same period.2

Despite shifting economic sentiment throughout the reporting period, aggressively accommodative monetary policies and an improving macroeconomic outlook helped support bond prices in domestic and global markets. The fund produced lower returns than its benchmark, as shortfalls in our currency strategy weighed on results.

The Fund’s Investment Approach

The fund seeks to maximize total return from capital appreciation and income.To pursue its goal, the fund normally invests primarily in fixed income securities and other instruments that provide investment exposure to fixed income markets, including those that provide exposure to currency markets.

We employ an active core bond strategy to focus the fund’s investments on the U.S. fixed-income market.We also employ global bond and currency strategies to provide the fund with exposure to foreign and U.S. fixed-income and currency markets.

Markets Driven by Macroeconomic Headlines

The months leading into the reporting period were a period of declines among higher yielding bonds and risk assets throughout the world. One credit-rating agency’s downgrade of long-term U.S. government debt, and an intensifying European debt crisis had triggered a flight away from risky assets and toward traditional safe havens, such as U.S.Treasury securities. Fortunately, better U.S. economic data and remedial measures from European policymakers, particularly the Long Term Refinancing Operation (LTRO), soon stabilized U.S. and most international fixed-income markets as the reporting period began.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

By the start of 2012, global financial markets were rallying amid U.S. employment gains and stabilizing central bank action in Europe. Investors became more comfortable with riskier bond market sectors in their search for competitive levels of current income. They returned to a risk-averse posture during the spring when U.S. employment gains moderated and domestic fiscal concerns intensified and austerity programs in Europe encountered resistance making a Greek exit a possibility. However, modestly more encouraging economic data over the summer enabled the fund’s benchmark to end the reporting period with positive absolute returns.

U.S. Bonds Supported Performance, but Currencies Detracted

Our core bond strategy, which comprises the bulk of the fund’s investments, fared relatively well over the reporting period as interest rates declined and the economic outlook stabilized.Although a recovering economy typically would be likely to drive longer term bond yields higher, aggressively accommodative quantitative easing monetary policy initiatives from the Federal Reserve Board helped keep rates low. In this environment, overweighted exposure to higher yielding U.S. bond market sectors, such as corporate and mortgage-backed securities, enabled the core bond portion of the portfolio to produce higher returns than the benchmark. The benefits of our allocations to riskier market sectors were only partly offset by a mildly short average duration, which prevented the core bond portfolio from participating more fully in the general bond market rally.

Our global bond strategy produced generally flat returns over the course of the reporting period.Above-average results stemming from overweighted positions in the United States and Germany were balanced by shortfalls related to underweighted exposure to the United Kingdom. Fixed-income investments in Australia, Canada and Japan had relatively little impact on the fund’s relative performance.

Our currency strategy had a modestly negative impact on overall fund performance during the reporting period. An underweighted position in the British pound and overweighted exposure to the Australian dollar weighed on the strategy’s returns. Positive results from underweighted exposure to the euro were not enough to fully offset results from our positioning in the other currencies.

4

Positioned for a Brighter Economic Outlook

As of the reporting period’s end, we expect government bond yields to remain low as central banks globally generally pursue accommodative monetary policies and Eurozone growth weighs on the global economy, leading us to establish a duration posture that is roughly in line with market averages. In the core bond portion of the portfolio, we have continued to favor higher yielding market sectors such as investment grade corporate bonds over U.S. government securities. Our global bond strategy has maintained its emphasis on the German bond market and also added exposure to Japanese bonds versus underweighted exposure to the United Kingdom, Canada and Australia bonds. Finally, our currency strategy remains underweight the euro and British pound and is overweight the Australian and Canadian dollar.

November 15, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2014, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Barclays U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S.
government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Total Return Advantage Fund on 3/15/06 (inception date) to a $10,000 investment made in the Barclays U.S. Aggregate Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund invests primarily in fixed-income securities and instruments that provide investment exposure to fixed-income markets.The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/12

	Inception			From
	Date	1 Year	5 Years	Inception
Class A shares
with maximum sales charge (4.5%)	3/15/06	0.01%	5.48%	5.25%
without sales charge	3/15/06	4.71%	6.45%	5.99%
Class C shares
with applicable redemption charge †	3/15/06	2.93%	5.66%	5.20%
without redemption	3/15/06	3.93%	5.66%	5.20%
Class I shares	3/15/06	4.94%	6.73%	6.25%
Barclays U.S. Aggregate Bond Index	2/28/06	5.25%	6.38%	6.11%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 2/28/06 is used as the beginning value on 3/15/06.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Total Return Advantage Fund from May 1, 2012 to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$4.07	$7.92	$2.80
Ending value (after expenses)	$1,024.30	$1,020.60	$1,025.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$4.06	$7.91	$2.80
Ending value (after expenses)	$1,021.11	$1,017.29	$1,022.37

† Expenses are equal to the fund’s annualized expense ratio of .80% for Class A, 1.56% for Class C and .55%
for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2012

	Coupon	Maturity	Principal
Bonds and Notes—109.7%	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Student Loans—.2%
SLM Student Loan Trust,
Ser. 2007-2, Cl. A2	0.32	7/25/17	134,594	[a]	134,369
Banks—4.8%
Bank of America,
Sr. Unscd. Notes, Ser. L	5.65	5/1/18	40,000		46,626
Bank of America,
Sr. Unscd. Notes	5.75	12/1/17	40,000		46,383
Bank of Nova Scotia,
Sr. Unscd. Notes	2.38	12/17/13	50,000		51,105
Bank of Nova Scotia,
Sr. Unscd. Notes	3.40	1/22/15	400,000		424,958
Barclays Bank,
Sr. Unscd. Notes	5.20	7/10/14	120,000		128,356
Capital One Capital V,
Gtd. Notes	10.25	8/15/39	20,000		20,700
Capital One Financial,
Sr. Unscd. Notes	2.13	7/15/14	50,000		51,010
Capital One Financial,
Sr. Unscd. Notes	7.38	5/23/14	75,000		82,384
Citigroup,
Sr. Unscd. Notes	4.75	5/19/15	25,000		27,111
Citigroup,
Sub. Notes	5.00	9/15/14	30,000		31,771
Citigroup,
Sub. Notes	5.50	2/15/17	65,000		72,081
Citigroup,
Sr. Unscd. Notes	5.88	1/30/42	30,000		37,358
Citigroup,
Sr. Unscd. Notes	6.00	8/15/17	50,000		58,918
Citigroup,
Sr. Unscd. Notes	6.13	11/21/17	75,000		89,060
Citigroup,
Sr. Unscd. Notes	6.88	3/5/38	26,000		34,751
Comerica Bank,
Sub. Notes	5.75	11/21/16	15,000		17,518
Credit Suisse USA,
Bank Gtd. Notes	4.88	1/15/15	50,000		54,098
Credit Suisse/New York,
Sr. Unscd. Notes	3.50	3/23/15	50,000		52,930

The Fund	9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Banks (continued)
Deutsche Bank/London,
Sr. Unscd. Notes	6.00	9/1/17	110,000	132,316
Fifth Third Bancorp,
Sr. Unscd. Notes	6.25	5/1/13	30,000	30,841
Goldman Sachs Group,
Sr. Unscd. Notes	5.13	1/15/15	73,000	78,781
Goldman Sachs Group,
Sr. Unscd. Notes	5.25	10/15/13	100,000	104,273
Goldman Sachs Group,
Sr. Unscd. Notes	5.75	1/24/22	50,000	58,150
Goldman Sachs Group,
Sub. Notes	6.75	10/1/37	160,000	176,750
HSBC Bank USA,
Sub. Notes	4.63	4/1/14	100,000	105,046
JPMorgan Chase & Co.,
Sr. Unscd. Notes	3.70	1/20/15	125,000	132,423
JPMorgan Chase & Co.,
Sr. Unscd. Notes	4.50	1/24/22	50,000	56,598
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	35,000	41,702
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.30	4/23/19	50,000	61,747
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.40	5/15/38	25,000	33,520
Landwirtschaftliche Rentenbank,
Govt. Gtd. Notes	1.88	9/17/18	100,000	104,145
Landwirtschaftliche Rentenbank,
Govt. Gtd. Notes	4.13	7/15/13	25,000	25,660
Morgan Stanley,
Sr. Unscd. Notes	5.50	7/28/21	40,000	44,535
Morgan Stanley,
Sr. Unscd. Notes	6.00	4/28/15	150,000	163,477
Morgan Stanley,
Sr. Unscd. Notes	6.63	4/1/18	75,000	87,332
PNC Funding,
Bank Gtd. Notes	2.70	9/19/16	100,000	106,228
PNC Funding,
Bank Gtd. Notes	5.63	2/1/17	15,000	17,444

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Banks (continued)
Sovereign Bank,
Sub. Notes	8.75	5/30/18	50,000		58,301
UBS,
Notes	4.88	8/4/20	50,000		57,513
US Bancorp,
Sr. Unscd. Notes	2.45	7/27/15	50,000		52,464
Wachovia,
Sub. Notes	5.63	10/15/16	25,000		29,134
Wachovia,
Sr. Unscd. Notes	5.70	8/1/13	25,000		26,008
Wells Fargo & Co.,
Sr. Unscd. Notes	3.68	6/15/16	25,000	[a]	27,163
Wells Fargo & Co.,
Notes	3.75	10/1/14	200,000		212,351
Wells Fargo & Co.,
Sr. Unscd. Notes	5.38	2/7/35	25,000		30,625
Wells Fargo & Co.,
Sr. Unscd. Notes	5.63	12/11/17	55,000		65,919
Wells Fargo Capital X,
Gtd. Notes	5.95	12/1/86	20,000		20,481
Westpac Banking,
Sr. Unscd. Notes	4.20	2/27/15	50,000		53,735
					3,521,780
Commercial Mortgage
Pass-Through Ctfs.—2.7%
Banc of America Merrill Lynch
Commercial Mortgage,
Ser. 2005-1, Cl. A4	5.07	11/10/42	200,000	[a]	206,341
Credit Suisse Commercial Mortgage
Trust, Ser. 2007-C1, Cl. A3	5.38	2/15/40	250,000		278,066
Credit Suisse Commercial Mortgage
Trust, Ser. 2006-C3, Cl. A3	5.80	6/15/38	100,000	[a]	115,226
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2003-CB7, Cl. A4	4.88	1/12/38	320,067	[a]	331,332
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP3, Cl. A4A	4.94	8/15/42	102,000	[a]	112,840

The Fund	11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C7, Cl. A1A	4.48	10/15/29	172,320		182,626
Merrill Lynch/Countrywide
Commercial Mortgage Trust,
Ser. 2007-5, Cl. A3	5.36	8/12/48	100,000		101,004
Merrill Lynch/Countrywide
Commercial Mortgage Trust,
Ser. 2006-2, Cl. A4	5.89	6/12/46	100,000	[a]	116,039
Morgan Stanley Capital I Trust,
Ser. 2003-IQ4, Cl. A2	4.07	5/15/40	259,630		262,405
Morgan Stanley Capital I Trust,
Ser. 2006-T21, Cl. A3	5.19	10/12/52	110,000	[a]	111,569
Morgan Stanley Capital I Trust,
Ser. 2006-HQ8, Cl. AJ	5.50	3/12/44	65,000	[a]	63,396
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C16, Cl. A2	4.38	10/15/41	3,369		3,367
Wachovia Bank Commercial Mortgage
Trust, Ser. 2003-C8, Cl. A3	4.45	11/15/35	107,813		109,394
					1,993,605
Consumer Discretionary—2.3%
Comcast,
Gtd. Notes	5.30	1/15/14	50,000		52,848
Comcast,
Gtd. Notes	6.30	11/15/17	30,000		37,294
Comcast,
Gtd. Notes	6.45	3/15/37	50,000		66,046
Comcast,
Gtd. Notes	6.95	8/15/37	20,000		27,879
CVS Caremark,
Sr. Unscd. Notes	5.75	6/1/17	100,000		120,530
DIRECTV Holdings,
Gtd. Notes	3.55	3/15/15	145,000		153,868
Discovery Communications,
Gtd. Notes	3.70	6/1/15	140,000		150,408
Grupo Televisa,
Sr. Unscd. Notes	6.63	3/18/25	10,000		13,291
Home Depot,
Sr. Unscd. Notes	5.40	3/1/16	100,000		115,264

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Consumer Discretionary (continued)
Kimberly-Clark,
Sr. Unscd. Notes	6.13	8/1/17	100,000		124,607
NBCUniversal Media,
Sr. Unscd. Notes	4.38	4/1/21	50,000		57,348
News America,
Gtd. Notes	6.15	3/1/37	110,000		138,582
Target,
Sr. Unscd. Notes	6.50	10/15/37	50,000		71,029
Time Warner
Gtd. Debs.	6.10	7/15/40	75,000		96,018
Time Warner Cable,
Gtd. Debs.	6.75	6/15/39	110,000		147,345
Time Warner,
Gtd. Notes	7.63	4/15/31	20,000		28,768
Wal-Mart Stores,
Sr. Unscd. Notes	3.63	7/8/20	10,000		11,309
Wal-Mart Stores,
Sr. Unscd. Notes	5.00	10/25/40	225,000		276,647
					1,689,081
Consumer Staples—1.4%
Altria Group,
Gtd. Notes	8.50	11/10/13	88,000		94,866
Altria Group,
Gtd. Notes	9.95	11/10/38	50,000		86,692
Anheuser-Busch Inbev Worldwide
Gtd. Notes	5.38	1/15/20	20,000		24,894
Anheuser-Busch InBev Worldwide,
Gtd. Notes	4.13	1/15/15	100,000		107,752
Bottling Group,
Gtd. Notes	6.95	3/15/14	100,000		108,738
Coca-Cola,
Sr. Unscd. Notes	3.30	9/1/21	100,000		111,656
HJ Heinz,
Sr. Unscd. Notes	3.13	9/12/21	100,000		105,659
Kraft Foods Group,
Sr. Unscd. Notes	6.13	8/23/18	73,000	[b]	90,585
McDonald’s,
Sr. Unscd. Notes	5.35	3/1/18	75,000		91,955

The Fund	13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Consumer Staples (continued)
Mondelez International,
Sr. Unscd. Notes	6.13	2/1/18	27,000		33,330
PepsiCo,
Sr. Unscd. Notes	4.65	2/15/13	100,000		101,204
Reynolds American,
Gtd. Notes	7.63	6/1/16	75,000		90,802
					1,048,133
Diversified Financial
Services—4.7%
Ace INA Holdings,
Gtd. Notes	5.88	6/15/14	15,000		16,241
Aflac,
Sr. Unscd. Notes	8.50	5/15/19	50,000		68,034
Allstate,
Sr. Unscd. Notes	5.55	5/9/35	50,000		62,904
American Express Credit,
Sr. Unscd. Notes	2.80	9/19/16	275,000		293,105
American Express Credit,
Sr. Unscd. Notes	5.13	8/25/14	135,000		145,800
American Express Credit,
Sr. Unscd. Notes, Ser. C	7.30	8/20/13	50,000		52,698
American International Group,
Sr. Unscd. Notes	5.05	10/1/15	50,000		55,183
American International Group,
Jr. Sub. Debs.	8.18	5/15/68	50,000	[a]	62,625
Ameriprise Financial,
Sr. Unscd. Notes	5.65	11/15/15	15,000		17,087
Bank of America,
Sr. Unscd. Notes	3.63	3/17/16	25,000		26,602
Bank of America,
Sr. Unscd. Notes	5.70	1/24/22	50,000		59,596
Bear Stearns,
Sr. Unscd. Notes	5.70	11/15/14	100,000		109,411
Bear Stearns,
Sr. Unscd. Notes	6.40	10/2/17	10,000		12,063
Berkshire Hathaway Finance,
Gtd. Notes	5.40	5/15/18	50,000		60,366

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Diversified Financial
Services (continued)
Berkshire Hathaway,
Sr. Unscd. Notes	2.20	8/15/16	100,000	104,779
BlackRock,
Sr. Unscd. Notes	6.25	9/15/17	10,000	12,271
Boston Properties,
Sr. Unscd. Bonds	5.63	11/15/20	50,000	60,168
Caterpillar Financial Services,
Sr. Unscd. Notes	6.13	2/17/14	250,000	267,998
Caterpillar Financial Services,
Sr. Unscd. Notes	7.15	2/15/19	100,000	132,943
Chubb,
Sr. Unscd. Notes	6.00	5/11/37	50,000	68,340
ERP Operating,
Sr. Unscd. Notes	5.13	3/15/16	50,000	56,251
General Electric Capital,
Sr. Unscd. Notes	2.10	1/7/14	100,000	101,844
General Electric Capital,
Sr. Unscd. Notes	4.38	9/16/20	50,000	56,043
General Electric Capital,
Sr. Unscd. Notes	5.63	5/1/18	65,000	77,302
General Electric Capital,
Sr. Unscd. Notes	5.88	1/14/38	105,000	129,742
General Electric Capital,
Sr. Unscd. Notes	6.88	1/10/39	50,000	69,326
Health Care REIT,
Sr. Unscd. Notes	6.13	4/15/20	50,000	58,926
HSBC Finance,
Sr. Sub. Notes	6.68	1/15/21	55,000	65,189
John Deere Capital,
Sr. Unscd. Notes	2.25	6/7/16	50,000	52,585
KeyCorp,
Sr. Unscd. Notes	5.10	3/24/21	50,000	59,276
MBNA,
Sr. Unscd. Notes	5.00	6/15/15	50,000	54,256
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.40	8/28/17	20,000	23,608

The Fund	15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Diversified Financial
Services (continued)
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.88	4/25/18	100,000	120,880
MetLife,
Sr. Unscd. Notes	5.70	6/15/35	50,000	62,149
MetLife,
Sr. Unscd. Notes	6.75	6/1/16	300,000	358,745
MetLife,
Jr. Sub. Debs.	10.75	8/1/69	50,000	75,625
Progressive,
Sr. Unscd. Notes	6.25	12/1/32	16,000	21,043
Prudential Financial,
Sr. Unscd. Notes	5.70	12/14/36	50,000	58,615
Simon Property Group,
Sr. Unscd. Notes	10.35	4/1/19	100,000	144,272
SLM,
Sr. Unscd. Notes	8.00	3/25/20	50,000	58,156
Travelers,
Sr. Unscd. Notes	5.80	5/15/18	20,000	24,498
				3,416,545
Energy—3.5%
Anadarko Petroleum,
Sr. Unscd. Notes	5.95	9/15/16	100,000	116,263
Baker Hughes,
Sr. Unscd. Notes	3.20	8/15/21	150,000	163,544
BP Capital Markets,
Gtd. Notes	3.63	5/8/14	335,000	350,815
BP Capital Markets,
Gtd. Notes	4.74	3/11/21	35,000	41,485
ConocoPhillips,
Gtd. Notes	4.60	1/15/15	225,000	244,822
ConocoPhillips,
Gtd. Notes	4.75	2/1/14	5,000	5,265
ConocoPhillips,
Gtd. Notes	6.50	2/1/39	50,000	73,825
Devon Financing,
Gtd. Debs.	7.88	9/30/31	50,000	74,752
El Paso Natural Gas,
Sr. Unscd. Notes	5.95	4/15/17	35,000	40,759

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Energy (continued)
Encana,
Sr. Unscd. Notes	6.50	2/1/38	25,000	31,352
Energy Transfer Partners,
Sr. Unscd. Notes	5.95	2/1/15	100,000	110,472
Enterprise Products Operating,
Gtd. Notes, Ser. G	5.60	10/15/14	50,000	54,529
Hess,
Sr. Unscd. Notes	8.13	2/15/19	75,000	100,082
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	5.80	3/15/35	60,000	71,787
Nexen,
Sr. Unscd. Notes	6.40	5/15/37	25,000	32,193
ONEOK,
Sr. Unscd. Notes	6.00	6/15/35	45,000	53,028
Petrobras International Finance,
Gtd. Notes	5.88	3/1/18	25,000	28,907
Petrobras International Finance,
Gtd. Notes	6.88	1/20/40	100,000	130,245
Shell International Finance,
Gtd. Notes	6.38	12/15/38	50,000	73,922
Suncor Energy,
Sr. Unscd. Notes	6.50	6/15/38	25,000	34,167
Total Capital,
Gtd. Notes	3.00	6/24/15	400,000	425,371
TransCanada Pipelines,
Sr. Unscd. Notes	7.63	1/15/39	50,000	79,262
Transocean,
Gtd. Notes	6.00	3/15/18	90,000	106,155
Williams Partners,
Sr. Unscd. Notes	3.80	2/15/15	150,000	159,942
				2,602,944
Foreign/Governmental—7.0%
Asian Development Bank,
Sr. Unscd. Notes	2.50	3/15/16	150,000	159,908
Asian Development Bank,
Sr. Unscd. Notes	2.75	5/21/14	65,000	67,427
Brazilian Government,
Sr. Unscd. Bonds	5.63	1/7/41	20,000	25,700

The Fund	17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Foreign/Governmental (continued)
Brazilian Government,
Sr. Unscd. Bonds	6.00	1/17/17	100,000	118,750
Brazilian Government,
Unscd. Bonds	10.13	5/15/27	75,000	135,750
Canadian Government,
Sr. Unscd. Notes	2.38	9/10/14	100,000	103,868
China Development Bank,
Sr. Unscd. Notes	4.75	10/8/14	25,000	26,791
Colombian Government,
Sr. Unscd. Bonds	6.13	1/18/41	50,000	68,500
Colombian Government,
Sr. Unscd. Bonds	8.25	12/22/14	25,000	29,037
Corp Andina de Fomento,
Sr. Unscd. Notes	5.20	5/21/13	125,000	128,131
Council of Europe
Development Bank
Sr. Unscd. Notes	1.25	9/22/16	100,000	101,416
European Investment Bank,
Sr. Unscd. Notes	1.13	8/15/14	50,000	50,615
European Investment Bank,
Sr. Unscd. Notes	1.25	10/14/16	100,000	101,932
European Investment Bank,
Sr. Unscd. Notes	2.88	1/15/15	400,000	420,665
European Investment Bank,
Sr. Unscd. Notes	3.00	4/8/14	150,000	155,549
European Investment Bank,
Sr. Unscd. Bonds	5.13	5/30/17	140,000	166,241
Export-Import Bank of Korea,
Sr. Unscd. Notes	4.38	9/15/21	250,000	282,245
Export-Import Bank of Korea,
Sr. Unscd. Notes	8.13	1/21/14	90,000	97,597
Inter-American Development Bank,
Sr. Unscd. Notes	3.50	7/8/13	50,000	51,066
Inter-American Development Bank,
Sr. Unscd. Bonds	4.25	9/14/15	50,000	55,450
International Bank for
Reconstruction & Development,
Sr. Unscd. Notes	2.13	3/15/16	50,000	52,155

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Foreign/Governmental (continued)
International Bank for
Reconstruction & Development,
Sr. Unscd. Notes	2.38	5/26/15	50,000	52,554
International Bank for
Reconstruction & Development,
Sr. Unscd. Notes	3.63	5/21/13	100,000	101,904
Italian Government,
Sr. Unscd. Notes	5.38	6/15/33	50,000	49,679
Italian Government,
Sr. Unscd. Notes	6.88	9/27/23	50,000	58,517
KFW,
Gov’t Gtd. Notes	1.00	1/12/15	50,000	50,622
KFW,
Gov’t Gtd. Notes	1.38	7/15/13	50,000	50,389
KFW,
Gov’t Gtd. Notes	1.38	1/13/14	400,000	405,032
KFW,
Gov’t Gtd. Notes	2.75	9/8/20	200,000	216,904
KFW,
Gov’t Gtd. Notes	4.88	1/17/17	100,000	116,923
Korean Development Bank,
Sr. Unscd. Notes	8.00	1/23/14	100,000	108,391
Mexican Government,
Sr. Unscd. Notes	4.75	3/8/44	20,000	22,250
Mexican Government,
Sr. Unscd. Notes	5.63	1/15/17	100,000	117,400
Mexican Government,
Sr. Unscd. Notes	5.95	3/19/19	56,000	69,440
Mexican Government,
Sr. Unscd. Notes	6.63	3/3/15	50,000	56,575
Panamanian Government,
Sr. Unscd. Bonds	9.38	4/1/29	50,000	86,000
Pemex Project Funding Master
Trust, Gtd. Notes	5.75	3/1/18	35,000	40,950
Peruvian Government,
Sr. Unscd. Bonds	8.75	11/21/33	36,000	63,180
Petroleos Mexicanos,
Gtd. Notes	5.50	1/21/21	25,000	29,313

The Fund	19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Foreign/Governmental (continued)
Petroleos Mexicanos,
Gtd. Notes	6.50	6/2/41	50,000	62,313
Polish Government,
Sr. Unscd. Notes	5.13	4/21/21	25,000	29,441
Province of Manitoba Canada,
Sr. Unscd. Debs., Ser. FH	4.90	12/6/16	5,000	5,839
Province of New Brunswick Canada,
Sr. Unscd. Bonds	2.75	6/15/18	50,000	54,108
Province of Ontario Canada,
Sr. Unscd. Bonds	1.38	1/27/14	400,000	405,336
Province of Ontario Canada,
Sr. Unscd. Bonds	4.40	4/14/20	160,000	189,590
Province of Quebec Canada,
Debs., Ser. NJ	7.50	7/15/23	150,000	214,569
Province of Quebec Canada,
Unscd. Debs., Ser. PD	7.50	9/15/29	50,000	76,782
				5,132,794
Health Care—2.1%
Abbott Laboratories,
Sr. Unscd. Notes	6.15	11/30/37	50,000	71,684
Aetna,
Sr. Unscd. Notes	6.00	6/15/16	15,000	17,514
Amgen,
Sr. Unscd. Notes	3.88	11/15/21	25,000	27,527
Amgen,
Sr. Unscd. Notes	5.65	6/15/42	75,000	92,459
Astrazeneca,
Sr. Unscd. Notes	5.40	6/1/14	25,000	26,955
AstraZeneca,
Sr. Unscd. Notes	5.90	9/15/17	10,000	12,271
Astrazeneca,
Sr. Unscd. Notes	6.45	9/15/37	30,000	42,658
Bristol-Myers Squibb,
Sr. Unscd. Notes	5.88	11/15/36	18,000	23,752
Cigna,
Sr. Unscd. Notes	4.00	2/15/22	50,000	54,753
GlaxoSmithKline Capital,
Gtd. Bonds	5.65	5/15/18	100,000	123,069

20

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Health Care (continued)
Johnson & Johnson,
Sr. Unscd. Notes	5.95	8/15/37	50,000		71,669
Merck & Co.,
Gtd. Notes	6.50	12/1/33	50,000	[a]	74,562
Novartis Capital,
Gtd. Notes	4.13	2/10/14	50,000		52,311
Novartis Capital,
Gtd. Notes	4.40	4/24/20	50,000		59,008
Pfizer,
Sr. Unscd. Notes	7.20	3/15/39	50,000		80,251
Sanofi,
Sr. Unscd. Notes	4.00	3/29/21	25,000		28,826
Teva Pharmaceutical Finance II,
Gtd. Notes	3.00	6/15/15	350,000		371,588
Thermo Fisher Scientific,
Sr. Unscd. Notes	3.60	8/15/21	150,000		163,039
UnitedHealth Group,
Sr. Unscd. Notes	5.38	3/15/16	26,000		29,574
WellPoint,
Sr. Unscd. Notes	2.38	2/15/17	25,000		25,924
Wyeth,
Gtd. Notes	5.50	2/1/14	100,000		106,296
					1,555,690
Industrial—1.6%
Boeing,
Sr. Unscd. Notes	3.75	11/20/16	75,000		83,655
Burlington Northern Santa Fe,
Sr. Unscd. Debs.	7.95	8/15/30	50,000		71,423
Burlington Northern Sante Fe,
Sr. Unscd. Notes	5.75	3/15/18	75,000		91,402
CRH America,
Gtd. Notes	6.00	9/30/16	100,000		112,182
CSX,
Sr. Unscd. Notes	4.75	5/30/42	50,000		56,140
Daimler Finance North America,
Gtd. Notes	8.50	1/18/31	45,000		72,126
Danaher,
Sr. Unscd. Notes	1.30	6/23/14	50,000		50,724

The Fund	21

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Industrial (continued)
Deere & Co.
Sr. Unscd. Notes	4.38	10/16/19	120,000		140,769
General Electric,
Sr. Unscd. Notes	5.00	2/1/13	100,000		101,164
Johnson Controls,
Sr. Unscd. Notes	5.50	1/15/16	100,000		113,976
L-3 Communications,
Gtd. Notes	4.95	2/15/21	25,000		28,331
Litton Industries,
Gtd. Debs.	7.75	3/15/26	25,000		34,721
Norfolk Southern,
Sr. Unscd. Bonds	4.84	10/1/41	66,000		77,183
Union Pacific,
Sr. Unscd. Notes	4.16	7/15/22	9,000		10,268
United Parcel Service,
Sr. Unscd. Notes	3.13	1/15/21	25,000		27,193
United Technologies,
Sr. Unscd. Notes	6.13	7/15/38	35,000		48,350
Waste Management,
Gtd. Notes	4.75	6/30/20	50,000		58,089
					1,177,696
Information Technology—2.0%
Hewlett-Packard,
Sr. Unscd. Notes	2.35	3/15/15	100,000		101,045
Hewlett-Packard,
Sr. Unscd. Notes	4.75	6/2/14	400,000		418,940
HP Enterprise Services,
Sr. Unscd. Notes, Ser. B	6.00	8/1/13	100,000	[a]	103,586
IBM,
Sr. Unscd. Notes	0.88	10/31/14	400,000		403,675
International
Business Machines,
Sr. Unscd. Notes	5.70	9/14/17	100,000		122,020
Microsoft,
Sr. Unscd. Notes	5.30	2/8/41	50,000		66,293
Oracle,
Sr. Unscd. Notes	5.75	4/15/18	100,000		123,257

22

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Information Technology (continued)
Xerox,
Sr. Unscd. Notes	4.25	2/15/15	130,000		138,170
					1,476,986
Materials—1.8%
Alcoa,
Sr. Unscd. Notes	5.55	2/1/17	29,000		32,178
ArcelorMittal USA,
Gtd. Notes	6.50	4/15/14	50,000		52,158
ArcelorMittal,
Sr. Unscd. Notes	6.00	3/1/21	50,000	[a]	48,356
Barrick North America Finance,
Gtd. Notes	4.40	5/30/21	50,000		55,450
BHP Billiton Finance USA,
Gtd. Notes	5.50	4/1/14	185,000		197,885
BHP Billiton Finance USA,
Gtd. Notes	6.50	4/1/19	35,000		45,054
Dow Chemical,
Sr. Unscd. Notes	5.90	2/15/15	100,000		111,355
E.I. Du Pont De Nemours & Co.,
Sr. Unscd. Notes	6.00	7/15/18	100,000		125,153
International Paper,
Sr. Unscd. Notes	7.95	6/15/18	100,000		130,192
Newmont Mining,
Gtd. Notes	5.13	10/1/19	100,000		116,132
Rio Tinto Finance USA,
Gtd. Notes	3.75	9/20/21	175,000		189,972
Rohm & Haas,
Sr. Unscd. Notes	6.00	9/15/17	75,000		89,829
Vale Overseas,
Gtd. Notes	6.25	1/23/17	35,000		40,798
Vale Overseas,
Gtd. Notes	6.88	11/21/36	50,000		61,794
					1,296,306
Municipal Bonds—.2%
California,
GO (Various Purpose)	5.45	4/1/15	20,000		22,009

The Fund	23

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Municipal Bonds (continued)
California
GO (Various Purpose)	7.55	4/1/39	20,000		27,916
California,
GO (Build America Bonds)	7.30	10/1/39	50,000		67,164
New Jersey Turnpike Authority,
Turnpike Revenue (Build
America Bonds)	7.10	1/1/41	25,000		36,214
					153,303
Telecommunications—2.8%
America Movil SAB de CV,
Gtd. Notes	6.38	3/1/35	10,000		13,310
AT&T,
Sr. Unscd. Notes	5.35	9/1/40	170,000		209,322
AT&T,
Sr. Unscd. Notes	5.55	8/15/41	100,000		127,785
AT&T,
Gtd. Notes	8.00	11/15/31	6,000	[a]	9,349
British Telecommunications,
Sr. Unscd. Notes	9.63	12/15/30	50,000	[a]	81,861
Cellco Partnership/Verizon
Wireless Capital,
Sr. Unscd. Notes	5.55	2/1/14	100,000		106,022
Centurylink,
Sr. Unscd. Notes, Ser. S	6.45	6/15/21	100,000		109,811
Cisco Systems,
Sr. Unscd. Notes	4.45	1/15/20	25,000		29,523
Cisco Systems,
Sr. Unscd. Notes	5.90	2/15/39	50,000		67,772
Deutsche Telekom International
Finance, Gtd. Notes	4.88	7/8/14	75,000		79,996
Deutsche Telekom International
Finance, Gtd. Bonds	9.25	6/1/32	20,000		32,864
France Telecom,
Sr. Unscd. Notes	2.13	9/16/15	200,000		206,594
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	100,000		103,250
Telefonica Emisiones,
Gtd. Notes	3.73	4/27/15	350,000		357,875
Telefonica Emisiones,
Gtd. Notes	5.13	4/27/20	75,000		75,750

24

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications (continued)
Verizon Communications,
Sr. Unscd. Notes	6.40	2/15/38	50,000		69,682
Verizon Global Funding,
Sr. Unscd. Notes	4.38	6/1/13	25,000		25,548
Verizon Global Funding,
Sr. Unscd. Notes	7.75	12/1/30	50,000		75,915
Vodafone Group,
Sr. Unscd. Notes	5.75	3/15/16	150,000		173,814
Vodafone Group,
Sr. Unscd. Bonds	6.15	2/27/37	50,000		68,939
					2,024,982
U.S. Government Agencies—7.2%
Federal Home Loan Banks,
Bonds	5.50	7/15/36	100,000		139,617
Federal Home Loan Mortgage Corp.,
Notes	2.88	2/9/15	500,000 [d]		528,634
Federal Home Loan Mortgage Corp.,
Notes	3.75	3/27/19	144,000 [d]		167,314
Federal Home Loan Mortgage Corp.,
Notes	5.05	1/26/15	1,700,000 [d]		1,878,260
Federal Home Loan Mortgage Corp.,
Notes	6.25	7/15/32	100,000 [d]		150,851
Federal National Mortgage
Association, Notes	4.75	2/21/13	1,700,000 [d]		1,723,744
Federal National Mortgage
Association, Bonds	5.00	5/11/17	425,000 [d]		505,368
Federal National Mortgage
Association, Bonds	6.25	5/15/29	100,000 [d]		145,972
					5,239,760
U.S. Government Agencies/
Mortgage-Backed—42.1%
Federal Home Loan Mortgage Corp.:
5.50%			500,000	[c,d]	543,594
2.66%, 1/1/37			15,748	[a,d]	16,791
2.99%, 2/1/37			18,660	[a,d]	20,059
4.50%, 12/1/19—8/1/25			356,413	[d]	381,699
4.93%, 6/1/38			77,236	[a,d]	82,898
5.00%, 11/1/19—7/1/35			297,157	[d]	324,984
5.50%, 12/1/27—5/1/37			676,806	[d]	737,454
5.62%, 2/1/37			21,544	[a,d]	23,382

The Fund	25

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Federal Home Loan Mortgage Corp. (continued):
6.00%, 10/1/19—9/1/34	59,522	[d]	64,642
6.50%, 8/1/32	321,622	[d]	373,041
7.00%, 1/1/36	62,864	[d]	72,812
Federal National Mortgage Association:
3.00%	820,000	[c,d]	865,228
3.50%	5,620,000	[c,d]	5,978,306
4.00%	2,360,000	[c,d]	2,521,997
4.50%	1,820,000	[c,d]	1,961,192
5.00%	238,000	[c,d]	258,886
5.50%	780,000	[c,d]	855,319
6.00%	580,000	[c,d]	642,894
2.01%, 10/1/37	29,650	[a,d]	31,920
2.51%, 12/1/34	71,395	[a,d]	76,130
4.00%, 4/1/19—2/1/42	2,261,615	[d]	2,444,091
4.50%, 6/1/29—8/1/41	2,824,757	[d]	3,062,785
5.00%, 9/1/29—5/1/41	2,039,142	[d]	2,253,148
5.50%, 7/1/17—2/1/37	335,117	[d]	366,688
5.56%, 4/1/37	29,725	[a,d]	32,203
5.70%, 9/1/38	111,916	[a,d]	120,826
6.00%, 11/1/16—1/1/36	800,952	[d]	901,107
6.50%, 7/1/33—8/1/38	223,942	[d]	255,552
7.00%, 4/1/32	33,218	[d]	39,702
Government National Mortgage Association I:
4.00%	710,000	[c]	776,895
5.50%	240,000	[c]	265,125
6.00%	350,000	[c]	395,992
6.50%	120,000	[c]	137,381
4.00%, 7/15/41	913,629		1,002,002
4.50%, 3/15/40	1,519,123		1,663,727
5.00%, 2/15/36—8/15/39	1,007,466		1,108,022
5.50%, 2/15/33—4/15/38	227,431		252,501
			30,910,975
U.S. Government Securities—21.0%
U.S. Treasury Bonds:
3.13%, 11/15/41	170,000		180,439
3.88%, 8/15/40	1,350,000		1,643,625
4.75%, 2/15/37	1,400,000		1,932,218
7.88%, 2/15/21	2,550,000		3,865,043

26

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes:
0.75%, 6/15/14			2,000,000		2,015,860
0.88%, 11/30/16			1,400,000		1,417,829
2.00%, 11/15/21			700,000		727,234
2.38%, 10/31/14			3,500,000		3,644,921
					15,427,169
Utilities—2.3%
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 05-C	5.38	12/15/15	20,000		22,736
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 09-C	5.50	12/1/39	20,000		26,086
Dominion Resources,
Sr. Unscd. Notes, Ser. F	5.25	8/1/33	48,000		55,960
Dominion Resources,
Sr. Unscd. Notes, Ser. B	5.95	6/15/35	50,000		64,957
Duke Energy Carolinas,
Sr. Unscd. Notes	6.45	10/15/32	8,000		10,664
Duke Energy Indiana,
First Mortgage Bonds	6.35	8/15/38	50,000		70,222
Duke Energy,
Sr. Unscd. Notes	6.30	2/1/14	100,000		107,011
Exelon Generation,
Sr. Unscd Notes	4.25	6/15/22	12,000	[b]	12,870
Exelon Generation,
Sr. Unscd Notes	5.60	6/15/42	48,000	[b]	53,959
Exelon,
Sr. Unscd. Notes	4.90	6/15/15	50,000		55,006
FirstEnergy,
Sr. Unscd. Notes, Ser. C	7.38	11/15/31	50,000		67,784
Georgia Power,
Sr. Unscd. Notes	5.40	6/1/40	50,000		63,005
Hydro-Quebec,
Gov’t. Gtd. Debs., Ser. IO	8.05	7/7/24	150,000		222,046
Hydro-Quebec,
Gov’t. Gtd. Debs., Ser. HY	8.40	1/15/22	60,000		86,396
Indiana Michigan Power,
Sr. Unscd. Notes	7.00	3/15/19	50,000		62,120

The Fund	27

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Utilities (continued)
Nevada Power,
Mortgage Notes	7.13	3/15/19	50,000		65,544
NextEra Energy Capital Holdings,
Gtd. Debs.	7.88	12/15/15	100,000		120,476
Pacific Gas & Electric,
Sr. Unscd. Bonds	6.05	3/1/34	50,000		67,141
Pacificorp,
First Mortgage Bonds	4.10	2/1/42	25,000		27,205
Pacificorp,
First Mortgage Bonds	6.25	10/15/37	50,000		70,660
Progress Energy Carolina,
First Mortgage Bonds	3.00	9/15/21	100,000		106,731
Sempra Energy,
Sr. Unscd. Notes	6.15	6/15/18	50,000		61,738
Southern California Edison,
First Mortgage Bonds	3.90	12/1/41	20,000		21,418
Southern California Edison,
First Mortgage Bonds, Ser. 05-A	5.00	1/15/16	35,000		39,639
Southern Power,
Sr. Unscd. Notes, Ser. D	4.88	7/15/15	50,000		55,060
SouthWestern Public Service,
Sr. Unscd. Notes, Ser. G	8.75	12/1/18	50,000		68,246
					1,684,680
Total Bonds and Notes
(cost $76,192,737)					80,486,798

Short-Term Investments—.1%
U.S. Treasury Bills;
0.10%, 12/20/12
(cost $99,986)			100,000	[e]	99,987

28

Other Investment—8.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $6,534,162)	6,534,162 [f]	6,534,162

Total Investments (cost $82,826,885)	118.7%	87,120,947
Liabilities, Less Cash and Receivables	(18.7%)	(13,720,458)
Net Assets	100.0%	73,400,489

GO—General Obligation
REIT—Real Estate Investment Trust

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2012, these securities were valued at $157,414 or .2% of net assets.
c Purchased on a forward commitment basis.
d The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Held by or on behalf of a counterparty for open financial futures positions.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

Value (%)			Value (%)
U.S. Government & Agencies	70.3	Asset/Mortgage-Backed	2.9
Corporate Bonds	29.3	Municipal Bonds	.2
Short-Term/Money Market Investments	9.0
Foreign/Governmental	7.0		118.7

† Based on net assets.
See notes to financial statements.

The Fund	29

STATEMENT OF FINANCIAL FUTURES

October 31, 2012

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2012 ($)
Financial Futures Long
Euro-Bond	23	4,222,568	December 2012	10,932
Japanese 10 Year Mini Bonds	35	6,314,275	December 2012	(2,470)
U.S. Treasury 2 Year Notes	20	4,406,500	December 2012	(1,870)
U.S. Treasury 5 Year Notes	59	7,330,750	December 2012	2,517
U.S. Treasury 10 Year Notes	16	2,128,500	December 2012	10,690
Financial Futures Short
Australian 10 Year Bonds	26	(3,378,447)	December 2012	(5,769)
Canadian 10 Year Bonds	27	(3,702,741)	December 2012	(20,005)
Long Gilt	22	(4,222,713)	December 2012	54,484
U.S. Treasury 2 Year Notes	25	(5,508,125)	December 2012	1,713
U.S. Treasury 5 Year Notes	22	(2,733,500)	December 2012	7,102
U.S. Treasury 10 Year Notes	23	(3,059,719)	December 2012	(7,642)
U.S. Treasury 30 Year Bonds	4	(597,250)	December 2012	(8,227)
Gross Unrealized Appreciation				87,438
Gross Unrealized Depreciation				(45,983)

30

STATEMENT OF SECURITIES SOLD SHORT
October 31, 2012

	Principal
Bonds and Notes	Amount ($)		Value ($)
Federal National Mortgage Association:
4.50%	200,000	[a,b]	215,813
5.50%	140,000	[a,b]	151,025
6.50%	270,000	[a,b]	304,256
Government National Mortgage Association:
4.50%	150,000	[a,b]	163,125
5.00%	110,000	[a,b]	120,467
Total Securities Sold Short
(proceeds $956,516)			954,686

a The Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association and Federal Home
Loan Mortgage Corporation into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
b Sold on a delayed delivery basis.

See notes to financial statements.

The Fund	31

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		76,292,723	80,586,785
Affiliated issuers		6,534,162	6,534,162
Cash			7,713
Cash on initial margin—Note 4			1,562,210
Receivable from brokers for proceeds on securities sold short			956,516
Dividends and interest receivable			525,966
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			105,768
Prepaid expenses			15,747
			90,294,867
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			36,538
Payable for open mortgage—backed dollar rolls—Note 4			15,230,086
Securities sold short, at value (proceeds $956,516)—
See Statement of Securities Sold Short—Note 4			954,686
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			341,062
Payable for shares of Common Stock redeemed			257,709
Payable for futures variation margin—Note 4			4,586
Accrued expenses			69,711
			16,894,378
Net Assets ($)			73,400,489
Composition of Net Assets ($):
Paid-in capital			69,064,291
Accumulated undistributed investment income—net			647,329
Accumulated net realized gain (loss) on investments			(395,043)
Accumulated net unrealized appreciation (depreciation) on investments, securities sold short and foreign currency transactions (including
$41,455 net unrealized appreciation on financial futures)			4,083,912
Net Assets ($)			73,400,489

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	46,340,393	8,221,382	18,838,714
Shares Outstanding	3,341,945	596,679	1,356,471
Net Asset Value Per Share ($)	13.87	13.78	13.89

See notes to financial statements.

32

STATEMENT OF OPERATIONS
Year Ended October 31, 2012

Investment Income ($):
Income:
Interest	1,746,098
Dividends;
Affiliated issuers	12,804
Total Income	1,758,902
Expenses:
Management fee—Note 3(a)	353,162
Shareholder servicing costs—Note 3(c)	201,281
Distribution fees—Note 3(b)	63,255
Registration fees	50,338
Auditing fees	46,490
Prospectus and shareholders’ reports	20,379
Custodian fees—Note 3(c)	14,937
Directors’ fees and expenses—Note 3(d)	5,800
Legal fees	4,560
Loan commitment fees—Note 2	731
Miscellaneous	71,635
Total Expenses	832,568
Less—reduction in expenses due to undertaking—Note 3(a)	(190,288)
Less—reduction in fees due to earnings credits—Note 3(c)	(31)
Net Expenses	642,249
Investment Income—Net	1,116,653
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Long transactions	964,032
Short transactions	(15,786)
Net realized gain (loss) on options transactions	(11,391)
Net realized gain (loss) on financial futures	(66,688)
Net realized gain (loss) on forward foreign currency exchange contracts	75,258
Net Realized Gain (Loss)	945,425
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	1,515,236
Net unrealized appreciation (depreciation) on financial futures	97,611
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(142,536)
Net unrealized appreciation (depreciation) on securities sold short	6,660
Net Unrealized Appreciation (Depreciation)	1,476,971
Net Realized and Unrealized Gain (Loss) on Investments	2,422,396
Net Increase in Net Assets Resulting from Operations	3,539,049

See notes to financial statements.

The Fund	33

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2012	2011
Operations ($):
Investment income—net	1,116,653	1,317,547
Net realized gain (loss) on investments	945,425	1,267,370
Net unrealized appreciation
(depreciation) on investments	1,476,971	(462,399)
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,539,049	2,122,518
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,202,090)	(1,372,828)
Class C Shares	(145,442)	(213,881)
Class I Shares	(504,642)	(301,960)
Net realized gain on investments:
Class A Shares	(231,610)	(1,833,450)
Class C Shares	(36,612)	(371,291)
Class I Shares	(79,729)	(306,422)
Total Dividends	(2,200,125)	(4,399,832)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	14,126,921	30,113,633
Class C Shares	2,643,736	2,395,055
Class I Shares	12,403,920	10,734,150
Dividends reinvested:
Class A Shares	1,385,837	3,049,428
Class C Shares	132,235	434,980
Class I Shares	440,822	487,169
Cost of shares redeemed:
Class A Shares	(19,480,555)	(30,216,195)
Class C Shares	(2,931,605)	(5,108,021)
Class I Shares	(10,016,585)	(2,844,896)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(1,295,274)	9,045,303
Total Increase (Decrease) in Net Assets	43,650	6,767,989
Net Assets ($):
Beginning of Period	73,356,839	66,588,850
End of Period	73,400,489	73,356,839
Undistributed investment income—net	647,329	559,926

34

	Year Ended October 31,
	2012	2011
Capital Share Transactions:
Class A
Shares sold	1,035,304	2,222,398
Shares issued for dividends reinvested	101,869	231,618
Shares redeemed	(1,422,378)	(2,250,474)
Net Increase (Decrease) in Shares Outstanding	(285,205)	203,542
Class C
Shares sold	194,768	178,227
Shares issued for dividends reinvested	9,763	33,218
Shares redeemed	(215,539)	(382,380)
Net Increase (Decrease) in Shares Outstanding	(11,008)	(170,935)
Class I
Shares sold	906,410	796,161
Shares issued for dividends reinvested	32,338	36,928
Shares redeemed	(731,093)	(211,487)
Net Increase (Decrease) in Shares Outstanding	207,655	621,602
See notes to financial statements.

The Fund	35

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.63	14.09	13.59	12.12	12.62
Investment Operations:
Investment income—net[a]	.20	.29	.35	.37	.52
Net realized and unrealized
gain (loss) on investments	.43	.23	.78	1.44	(.48)
Total from Investment Operations	.63	.52	1.13	1.81	.04
Distributions:
Dividends from investment income—net	(.33)	(.43)	(.41)	(.34)	(.54)
Dividends from net realized
gain on investments	(.06)	(.55)	(.22)	—	—
Total Distributions	(.39)	(.98)	(.63)	(.34)	(.54)
Net asset value, end of period	13.87	13.63	14.09	13.59	12.12
Total Return (%)[b]	4.71	4.06	8.74	15.15	.21
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.05	1.09	1.14	1.40	1.90
Ratio of net expenses
to average net assets	.80	.80	.87	.90	.90
Ratio of net investment income
to average net assets	1.43	2.18	2.58	2.87	4.16
Portfolio Turnover Rate[c]	292.31	351.58	350.15	377.79	120.92
Net Assets, end of period ($ x 1,000)	46,340	49,441	48,236	45,046	14,026

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2012,
2011, 2010, 2009 and 2008, were 33.26%, 111.10%, 182.13%, 211.99% and 87.59%, respectively.

See notes to financial statements.

36

		Year Ended October 31,
Class C Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.55	14.02	13.53	12.08	12.58
Investment Operations:
Investment income—net[a]	.09	.19	.25	.27	.41
Net realized and unrealized
gain (loss) on investments	.44	.22	.78	1.44	(.47)
Total from Investment Operations	.53	.41	1.03	1.71	(.06)
Distributions:
Dividends from investment income—net	(.24)	(.33)	(.32)	(.26)	(.44)
Dividends from net realized
gain on investments	(.06)	(.55)	(.22)	—	—
Total Distributions	(.30)	(.88)	(.54)	(.26)	(.44)
Net asset value, end of period	13.78	13.55	14.02	13.53	12.08
Total Return (%)[b]	3.93	3.25	7.96	14.32	(.55)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.82	1.85	1.93	2.20	2.75
Ratio of net expenses
to average net assets	1.55	1.55	1.62	1.65	1.65
Ratio of net investment income
to average net assets	.69	1.44	1.81	2.11	3.40
Portfolio Turnover Rate [c]	292.31	351.58	350.15	377.79	120.92
Net Assets, end of period ($ x 1,000)	8,221	8,237	10,916	7,256	2,726

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2012,
2011, 2010, 2009 and 2008, were 33.26%, 111.10%, 182.13%, 211.99% and 87.59%, respectively.

See notes to financial statements.

The Fund	37

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class I Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.65	14.11	13.61	12.13	12.62
Investment Operations:
Investment income—net[a]	.24	.32	.40	.40	.56
Net realized and unrealized
gain (loss) on investments	.42	.23	.77	1.44	(.48)
Total from Investment Operations	.66	.55	1.17	1.84	.08
Distributions:
Dividends from investment income—net	(.36)	(.46)	(.45)	(.36)	(.57)
Dividends from net realized
gain on investments	(.06)	(.55)	(.22)	—	—
Total Distributions	(.42)	(1.01)	(.67)	(.36)	(.57)
Net asset value, end of period	13.89	13.65	14.11	13.61	12.13
Total Return (%)	4.94	4.38	9.00	15.38	.54
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.76	.80	.86	1.13	1.64
Ratio of net expenses
to average net assets	.55	.55	.62	.65	.65
Ratio of net investment income
to average net assets	1.71	2.41	2.85	3.12	4.41
Portfolio Turnover Rate[b]	292.31	351.58	350.15	377.79	120.92
Net Assets, end of period ($ x 1,000)	18,839	15,679	7,437	1,901	602

a Based on average shares outstanding at each month end.
b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2012,
2011, 2010, 2009 and 2008, were 33.26%, 111.10%, 182.13%, 211.99% and 87.59%, respectively.

See notes to financial statements.

38

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Total Return Advantage Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund’s investment objective seeks to maximize total return through capital appreciation and income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

40

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities excluding short-term investments (other than U.S.Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods

The Fund	41

NOTES TO FINANCIAL STATEMENTS (continued)

which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are

42

valued at the mean between the bid and asked price.These securities are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate.These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	134,369	—	134,369
Commercial
Mortgage-Backed	—	1,993,605	—	1,993,605
Corporate Bonds†	—	21,494,823	—	21,494,823
Foreign Government	—	5,132,794	—	5,132,794
Municipal Bonds	—	153,303	—	153,303
Mutual Funds	6,534,162	—	—	6,534,162
U.S. Government
Agencies/
Mortgage-Backed	—	36,150,735	—	36,150,735
U.S. Treasury	—	15,527,156	—	15,527,156
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	105,768	—	105,768
Futures††	87,438	—	—	87,438
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(341,062)	—	(341,062)
Financial Futures††	(45,983)	—	—	(45,983)
Securities Sold Short:
U.S. Government
Agencies/
Mortgage-Backed†††	—	(954,686)	—	(954,686)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.
††† See Statement of Securities Sold Short for additional detailed categorizations.

The Fund	43

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended October 31, 2012 were as follows:

Affiliated
Investment	Value			Value		Net
Company	10/31/2011 ($)	Purchases ($)	Sales ($)	10/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	20,068,547	25,506,340	39,040,725	6,534,162		8.9

44

Certain affiliated investment companies may also invest in the fund.At October 31, 2012, approximately 59% of the outstanding Class I shares were held by other funds advised or managed by Dreyfus.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 31, 2012, the Board declared a cash dividend of $.098, $.072 and $.107 per share from undistributed investment income-net for Class A, Class C and Class I shares, respectively, payable on November 1, 2012 (ex-dividend date), to shareholders of record as of the close of business on October 31, 2012.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund	45

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,167,036 and unrealized appreciation $3,169,162.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2012 and October 31, 2011 were as follows: ordinary income $1,852,259 and $3,164,257 and long-term capital gains $347,866 and $1,235,575, respectively.

During the period ended October 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and losses on mortgage-backed securities and foreign currency gains and losses, the fund increased accumulated undistributed investment income-net by $822,924 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(g) New Accounting Pronouncements: In April 2011, FASB issued Accounting Standards Update No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 was effective for new transfers and existing transactions that were modified in the first interim or annual period beginning on or after December 15, 2011. The new disclosures have been implemented and there was no change in accounting for the fund. Management has determined that the fund has not entered into transactions that can be deemed “secured borrowings” as defined by ASU 2011-03.

46

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”).These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”).ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement.ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 10, 2012, the $225 million unsecured credit facility with Citibank, N.A., was decreased to $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2012, the fund did not borrow under the Facilities.

The Fund	47

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .45% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed, until March 1, 2014, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding taxes, brokerage commissions, Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, interest expense, commitment fees on borrowings and extraordinary expenses) exceed an annual rate of .55% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $190,288 during the period ended October 31, 2012.

During the period ended October 31, 2012, the Distributor retained $1,230 from commissions earned on sales of the fund’s Class A shares and $1,129 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2012, Class C shares were charged $63,255, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2012, Class A and Class C shares were charged $124,925 and $21,085, respectively, pursuant to the Shareholder Services Plan.

48

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2012, the fund was charged $11,672 for transfer agency services and $119 for cash management services. Cash management fees were partially offset by earnings credits of $14. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2012, the fund was charged $14,937 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2012, the fund was charged $508 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $17.

During the period ended October 31, 2012, the fund was charged $8,517 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees

The Fund	49

NOTES TO FINANCIAL STATEMENTS (continued)

$28,444, Distribution Plan fees $5,265, Shareholder Services Plan fees $11,666, custodian fees $4,064, Chief Compliance Officer fees $2,654 and transfer agency fees $2,036, which are offset against an expense reimbursement currently in effect in the amount of $17,591.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, financial futures, options transactions and forward contracts, during the period ended October 31, 2012, of which $204,689,932 in purchases and $204,965,042 in sales were from mortgage dollar roll transactions was as follows:

	Purchases ($)	Sales ($)
Long transactions	239,774,974	231,284,250
Short sale transactions	8,656,653	8,017,663
Total	248,431,627	239,301,913

Short Sales: The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian of permissible liquid assets sufficient to cover its short positions. Securities Sold Short at October 31, 2012 and their related market values and proceeds, are set forth in the Statement of Securities Sold Short.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an

50

agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.The fund accounts for mortgage dollar rolls as purchases and sales transactions.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2012 is discussed below.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1]	87,438	Interest rate risk[1]	(45,983)
Foreign exchange risk[2]	105,768	Foreign exchange risk[3]	(341,062)
Gross fair value of
derivatives contracts	193,206		(387,045)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Unrealized appreciation on forward foreign currency exchange contracts.
3	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2012 is shown below:

Amount of realized gain or (loss) on derivatives recognized in income ($)

	Financial	Options	Forward
Underlying risk	Futures[4]	Transactions[5]	Contracts[6]	Total
Interest rate	(66,688)	(11,391)	—	(78,079)
Foreign exchange	—	—	75,258	75,258
Total	(66,688)	(11,391)	75,258	(2,821)

The Fund	51

NOTES TO FINANCIAL STATEMENTS (continued)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)

	Financial	Forward
Underlying risk	Futures[7]	Contracts[8]	Total
Interest rate	97,611	—	97,611
Foreign exchange	—	(142,536)	(142,536)
Total	97,611	(142,536)	(44,925)

Statement of Operations location:

4	Net realized gain (loss) on financial futures.
5	Net realized gain (loss) on options transactions.
6	Net realized gain (loss) on forward foreign currency exchange contracts.
7	Net unrealized appreciation (depreciation) on financial futures.
8	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market.A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial futures open at October 31, 2012 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates or as a substitute for an investment. The fund is subject to interest rate risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying

52

security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects the following: any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At October 31, 2012, there were no options outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle

The Fund	53

NOTES TO FINANCIAL STATEMENTS (continued)

foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2012:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Australian Dollar,
Expiring:
12/19/2012 [a]	319,160	328,564	329,966	1,402
12/19/2012 [b]	1,578,878	1,626,193	1,632,341	6,148
12/19/2012 [c]	16,510	16,918	17,069	151
12/19/2012 [d]	227,150	237,346	234,841	(2,505)
12/19/2012 [e]	63,245	65,173	65,386	213
12/19/2012 [f]	1,013,707	1,041,834	1,048,031	6,197
British Pound,
Expiring:
12/19/2012 [b]	846,030	1,361,524	1,365,066	3,542
12/19/2012 [d]	324,900	527,589	524,225	(3,364)
12/19/2012 [f]	450,500	731,689	726,880	(4,809)
Canadian Dollar,
Expiring:
12/19/2012 [b]	1,718,131	1,756,771	1,718,449	(38,322)
12/19/2012 [f]	3,511,255	3,592,196	3,511,906	(80,290)

54

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Euro,
Expiring:
12/19/2012 [b]	598,900	774,654	776,656	2,002
12/19/2012 [c]	63,400	81,900	82,218	318
12/19/2012 [d]	48,184	62,249	62,485	236
12/19/2012 [e]	24,409	31,516	31,653	137
12/19/2012 [f]	631,147	814,464	818,473	4,009
Japanese Yen,
Expiring:
12/19/2012 [a]	28,281,920	355,790	354,462	(1,328)
12/19/2012 [b]	95,399,939	1,218,514	1,195,666	(22,848)
12/19/2012 [c]	1,270,945	15,919	15,928	9
12/19/2012 [d]	20,011,550	254,959	250,808	(4,151)
12/19/2012 [e]	5,765,900	72,548	72,265	(283)
12/19/2012 [f]	110,859,094	1,419,104	1,389,419	(29,685)
New Zealand Dollar,
Expiring:
12/19/2012 [b]	945,013	762,014	774,621	12,607
12/19/2012 [c]	43,600	35,950	35,738	(212)
12/19/2012 [d]	33,136	27,345	27,161	(184)
12/19/2012 [e]	16,786	13,840	13,759	(81)
12/19/2012 [f]	1,496,957	1,215,161	1,227,046	11,885
Norwegian Krone,
Expiring:
12/19/2012 [a]	1,126,800	199,768	197,284	(2,484)
12/19/2012 [b]	4,409,938	773,287	772,109	(1,178)
12/19/2012 [d]	1,089,257	188,916	190,711	1,795
12/19/2012 [e]	272,310	48,283	47,677	(606)
12/19/2012 [f]	7,295,592	1,271,280	1,277,342	6,062
Swedish Krona,
Expiring:
12/19/2012 [a]	925,800	140,878	139,372	(1,506)
12/19/2012 [b]	1,543,941	234,584	232,428	(2,156)
12/19/2012 [d]	185,160	28,204	27,874	(330)
12/19/2012 [e]	223,735	34,091	33,681	(410)
12/19/2012 [f]	16,159,206	2,435,084	2,432,644	(2,440)
Swiss Franc,
Expiring
12/19/2012 [b]	287	306	308	2

The Fund	55

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales:
Australian Dollar,
Expiring:
12/19/2012 [b]	22,320	22,695	23,075	(380)
12/19/2012 [f]	246,880	252,826	255,239	(2,413)
British Pound,
Expiring:
12/19/2012 [a]	85,800	138,385	138,438	(53)
12/19/2012 [b]	97,800	157,487	157,799	(312)
12/19/2012 [c]	125,800	203,076	202,978	98
12/19/2012 [d]	112,768	182,042	181,951	91
12/19/2012 [e]	69,168	111,574	111,601	(27)
12/19/2012 [f]	3,268,603	5,231,446	5,273,881	(42,435)
Canadian Dollar,
Expiring:
12/19/2012 [a]	426,600	434,220	426,679	7,541
12/19/2012 [b]	545,623	550,155	545,723	4,432
12/19/2012 [d]	85,320	86,872	85,335	1,537
12/19/2012 [e]	103,095	105,014	103,114	1,900
12/19/2012 [f]	411,300	419,003	411,376	7,627
Euro,
Expiring:
12/19/2012 [a]	202,200	264,933	262,213	2,720
12/19/2012 [b]	1,286,234	1,651,158	1,667,993	(16,835)
12/19/2012 [d]	2,388,540	3,061,403	3,097,468	(36,065)
12/19/2012 [e]	48,865	64,031	63,368	663
12/19/2012 [f]	2,622,278	3,376,542	3,400,581	(24,039)
Japanese Yen,
Expiring:
12/19/2012 [b]	12,105,880	153,058	151,725	1,333
12/19/2012 [c]	2,229,800	28,584	27,946	638
12/19/2012 [d]	1,694,648	21,725	21,239	486
12/19/2012 [e]	858,473	11,005	10,759	246
12/19/2012 [f]	43,972,999	565,598	551,122	14,476
New Zealand Dollar,
Expiring:
12/19/2012 [a]	443,600	359,604	363,615	(4,011)
12/19/2012 [b]	532,020	433,595	436,093	(2,498)
12/19/2012 [c]	40,300	32,600	33,033	(433)
12/19/2012 [d]	161,420	132,209	132,313	(104)
12/19/2012 [e]	73,310	59,428	60,091	(663)
12/19/2012 [f]	244,290	198,451	200,241	(1,790)

56

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Norwegian Krone,
Expiring:
12/19/2012 [b]	1,869,240	324,158	327,273	(3,115)
12/19/2012 [d]	566,010	99,516	99,099	417
12/19/2012 [f]	2,324,000	400,178	406,895	(6,717)
Swedish Krona,
Expiring:
12/19/2012 [b]	2,676,360	403,001	402,905	96
12/19/2012n [c]	203,400	30,856	30,620	236
12/19/2012 [d]	1,168,044	177,954	175,839	2,115
12/19/2012m [e]	78,309	11,871	11,788	83
12/19/2012 [f]	3,429,237	518,561	516,243	2,318
Gross Unrealized
Appreciation				105,768
Gross Unrealized
Depreciation				(341,062)

Counterparties:

a	BNP Paribas
b	Citigroup
c	Goldman Sachs
d	Royal Bank of Scotland
e	Standard Chartered Bank
f	UBS

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2012:

Average Market Value ($)
Interest rate financial futures	31,797,521
Interest rate options contracts	3,945
Forward contracts	19,902,594

At October 31, 2012, the cost of investments for federal income tax purposes was $83,634,033; accordingly, accumulated net unrealized appreciation on investments was $3,486,914, consisting of $4,337,426 gross unrealized appreciation and $850,512 gross unrealized depreciation.

The Fund	57

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Total Return Advantage Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and securities sold short, of Dreyfus Total Return Advantage Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DreyfusTotal Return Advantage Fund at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 27, 2012

58

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 98.75% of ordinary income dividends paid during the fiscal year ended October 31, 2012 as qualifying interest related dividends. Also, the fund hereby designates $.0597 per share as a long-term capital gain distribution paid on December 27, 2011.

The Fund	59

PROXY RESULTS (Unaudited)

The Company held a special meeting of shareholders on August 3, 2012.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Lynn Martin†	90,334,756		3,252,629
Robin A. Melvin†	90,449,622		3,137,763
Philip L. Toia†	90,229,928		3,357,457

† Each new Board Member’s term commenced on September 1, 2012.
In addition Peggy C. Davis, Joseph S. DiMartino, David P. Feldman, Ehud Houminer and Dr. Martin Peretz continue as Board Members of the Company.

60

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Peggy C. Davis (69)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 63
———————
David P. Feldman (72)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 46
———————
Ehud Houminer (72)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 73

The Fund	61

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Lynn Martin (72)
Board Member (2012)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm, from January
2005-present
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 46
———————
Robin A. Melvin (49)
Board Member (2012)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 83
———————
Dr. Martin Peretz (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 46
———————
Philip L. Toia (79)
Board Member (2012)
Principal Occupation During Past 5Years:
• Private Investor
No. of Portfolios for which Board Member Serves: 56
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

62

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

The Fund	63

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

64

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Global Alpha Fund

ANNUAL REPORT October 31, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
58	Statement of Financial Futures
59	Statement of Options Written
60	Statement of Assets and Liabilities
61	Statement of Operations
62	Statement of Changes in Net Assets
63	Financial Highlights
66	Notes to Financial Statements
86	Report of Independent Registered Public Accounting Firm
87	Proxy Results
88	Board Members Information
90	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Global Alpha Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Global Alpha Fund, covering the 12-month period from November 1, 2011, through October 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite pronounced stock market weakness during the spring of 2012, stocks generally advanced over the reporting period as investors responded to encouraging macroeconomic developments throughout the world. Employment gains in the United States, credible measures to prevent a more severe banking crisis in Europe, and the likelihood of a “soft landing” for China’s economy buoyed investor sentiment, as did aggressively accommodative monetary policies from central banks in the United States, Europe, Japan and China. Consequently, U.S. stocks across all capitalization ranges posted double-digit returns, on average, for the reporting period.

In light of the easy monetary policies adopted by many countries, we expect global growth to be slightly more robust in 2013 than in 2012.The U.S. economic recovery is likely to persist at subpar levels over the first half of the new year, as growth may remain constrained by uncertainties surrounding fiscal policy and tax reforms. However, successful resolution of the current fiscal debate may prompt corporate decision-makers to increase capital spending, which could have positive implications for the U.S. economy and domestic equity markets.As always, we encourage you to stay in touch with your financial advisor as new developments unfold.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2011, through October 31, 2012, as provided by Vassilis Dagioglu, James Stavena,Torrey Zaches and Joseph Miletich, Portfolio Managers of Mellon Capital Management Corporation, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2012, Global Alpha Fund’s Class A shares produced a total return of 6.39%, Class C shares returned 5.58% and Class I shares returned 6.84%.1 In comparison, the fund’s benchmark, a hybrid index comprised of 60% Morgan Stanley Capital International World Index (half-hedged) and 40% Citigroup World Government Bond Index (half-hedged), produced a total return of 7.80% for the same period.2 Separately, the Morgan Stanley Capital International World Index (half-hedged) produced a total return of 10.33%, and the Citigroup World Government Bond Index (half-hedged) produced a 3.66% total return for the same period.

Improving economic sentiment in many parts of the world sent global stocks and higher yielding bonds higher over the reporting period.The fund produced lower returns than its benchmark, largely due to shortfalls in our currency and asset allocation strategies.

The Fund’s Investment Approach

The fund seeks total return through investments in instruments that provide investment exposure to global stock, bond and currency markets, and in fixed-income securities. For allocation among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to derive market level expected returns. For allocation among bond markets, the portfolio managers use proprietary models to identify temporary mispricings among the long-term government bond markets.The most relevant long-term bond yield within each country serves as the expected return for each bond market. Our quantitative investment approach is designed to identify and exploit relative misvaluations across and within major developed capital markets such as the United States, Canada, Japan,Australia and many Western European countries.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Markets Reacted to Macroeconomic Developments

The reporting period began in the wake of major declines in financial markets throughout the world, resulting in attractive valuations in a number of asset classes in November 2011. Indeed, by the beginning of 2012 stocks and bonds in many markets were rallying amid encouraging macroeconomic developments, including U.S. employment gains, a quantitative easing program in Europe that forestalled a more severe banking crisis in the region, and less restrictive monetary and fiscal policies in China in an environment of reduced inflationary pressures. Meanwhile, corporate earnings generally remained strong, and many companies had shored up their balance sheets. Consequently, investors grew more tolerant of risks, focusing more intently on investment fundamentals and less on macroeconomic developments.

These positive influences were called into question during the spring, when the U.S. labor market’s rebound slowed, measures designed to relieve fiscal pressures in Europe encountered resistance, and the Chinese economy remained sluggish.The summer saw the market rallies resume amid more encouraging economic news, and global stocks and bonds ended the reporting period with positive absolute returns, on average.

Alpha Sources Produced Mixed Results

Although the fund participated to a significant degree in the financial markets’ advances over the reporting period, its relative performance was constrained by our asset allocation strategy.The timing of our asset allocation decision between stocks and bonds negatively impacted performance during the period. Our movement to a small overweight to stocks and underweight to bonds at the end of 2011 constrained performance in the first quarter of 2012, as stocks significantly outperformed. As the strategy moved into a larger underweight to bonds in the second quarter, bonds outperformed and performance suffered. Our currency strategy also hurt the fund’s relative results, as weakness stemming from underweighted exposure to the British pound and an overweighted position in the Australian dollar were only partly offset by more successful positions in the euro and New Zealand dollar.

The fund achieved better results in global bond markets, primarily due to overweighted exposure to U.S.Treasury securities and underweighted exposure to sovereign bonds in Japan, Canada, and Australia. Indeed, our bond market selection model proved to be the fund’s best performing alpha source during the reporting period.

Our stock market selection model also generally fared well. Overweighted exposure to German equities buoyed relative performance when Germany led European markets higher in response to policymakers’ efforts to address the region’s financial crisis. Underweighted exposure to Japanese equities also contributed positively to relative returns, as Japan continued to face deflationary pressures and persistently weak conditions in its domestic economy.

Identifying Opportunities in Global Markets

Our quantitative models have continued to identify areas of opportunity in all four of the alpha sources we consider. Equity valuations have remained attractive compared to historical norms, indicating to us that the fund’s overweighted exposure to global stock markets and underweighted position among fixed-income markets remains warranted. Our stock market selection model has found a number of opportunities in Germany, the Netherlands, and the United States, but fewer in Japan, Hong Kong, and Switzerland. Our bond market selection model has signaled that German and U.S. government bonds are attractive, but Canadian and U.K. debt securities are less so. Finally, our currency model has favored the Australian dollar, Canadian dollar, Swedish krona and Norwegian krone over the U.S. dollar and euro.

November 15, 2012

Investing in foreign companies involves special risks, including changes in currency rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.

Equity securities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Bond securities are subject generally to interest rate, credit, liquidity, call, sector and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: FACTSET – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The
Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of global stock market performance, including the United States, Canada, Europe,Australia, New Zealand and the Far East.The Citigroup
World Government Bond Index is a market-capitalization weighted index which includes select designated government bond markets of developed countries. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Global Alpha Fund on May 2, 2006 (inception date) to a $10,000 investment made on that date in each of the following: Morgan Stanley Capital International World Index (the “MSCI Index”) (half-hedged); the Citigroup World Government Bond Index 1 + World Index (the “CWGB Index”) (half-hedged); and an unmanaged hybrid index composed of 60% MSCI Index and 40% CWGB Index (the “Hybrid Index”). Returns assume all dividends and capital gain distributions are reinvested.

The fund invests primarily in instruments that provide exposure to global equity, bond and currency markets.The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The MSCI Index (half-hedged) is an unmanaged index of global stock market performance, including the United States, Canada,Australia, New Zealand and the Far East and includes net dividends reinvested.The CWGB Index (half-hedged) is an unmanaged index that tracks the performance of 22 government bond markets. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/12

	Inception			From
	Date	1 Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	5/2/06	0.24%	–2.29%	0.50%
without sales charge	5/2/06	6.39%	–1.12%	1.42%
Class C shares
with applicable redemption charge †	5/2/06	4.58%	–1.87%	0.65%
without redemption	5/2/06	5.58%	–1.87%	0.65%
Class I shares	5/2/06	6.84%	–0.74%	1.77%
Morgan Stanley Capital International
World Index (half-hedged)	4/30/06	10.33%	–2.85%	1.02%††
Citigroup World Government
Bond Index 1+ World Index
(half-hedged)	4/30/06	3.66%	5.46%	5.86%††
Hybrid Index	4/30/06	7.80%	0.88%	3.33%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 4/30/06 is used as the beginning value on 5/2/06.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Global Alpha Fund from May 1, 2012 to October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$9.13	$13.01	$7.26
Ending value (after expenses)	$1,018.80	$1,014.20	$1,020.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$9.12	$13.00	$7.25
Ending value (after expenses)	$1,016.09	$1,012.22	$1,017.95

† Expenses are equal to the fund’s annualized expense ratio of 1.80% for Class A, 2.57% for Class C and 1.43%
for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2012

Common Stocks—53.4%	Shares	Value ($)
Australia—2.0%
AGL Energy	1,522	22,972
ALS	875	8,420
Alumina	4,253	4,260
Amcor	3,650	29,932
AMP	8,486	40,433
APA Group	2,170	11,623
Asciano	2,502	11,843
ASX	453	13,966
Australia & New Zealand Banking Group	8,568	226,354
Bendigo and Adelaide Bank	1,032	8,656
BHP Billiton	10,239	364,031
Boral	2,210	8,236
Brambles	4,667	35,172
Caltex Australia	304	5,377
Centro Retail Australia	4,604	10,275
CFS Retail Property Trust	4,605	9,345
Coca-Cola Amatil	1,607	22,437
Cochlear	244	18,031
Commonwealth Bank of Australia	5,069	303,875
Computershare	1,247	11,249
Crown	1,511	15,246
CSL	1,690	83,330
Dexus Property Group	19,015	19,443
Echo Entertainment Group	2,633	9,594
Fairfax Media	3,972	1,629
Fortescue Metals Group	4,351	18,428
Goodman Group	5,513	25,352
GPT Group	3,997	14,771
Harvey Norman Holdings	1,739	3,439
Iluka Resources	1,543	15,889
Incitec Pivot	5,397	17,704
Insurance Australia Group	6,759	32,204
James Hardie Industries-CDI	1,556	14,908
Leighton Holdings	370	6,875
Lend Lease Group	1,501	13,509

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Australia (continued)
Lynas	2,174	[a]	1,647
Macquarie Group	1,149		38,048
Metcash	3,170		12,044
Mirvac Group	13,359		20,870
National Australia Bank	7,045		188,605
Newcrest Mining	2,482		68,096
Orica	1,007		26,258
Origin Energy	3,677		43,360
OZ Minerals	594		5,050
Qantas Airways	1,470	[a]	2,029
QBE Insurance Group	3,576		48,925
QR National	4,405		17,102
Ramsay Health Care	282		6,955
Rio Tinto	1,407		83,163
Santos	3,004		35,892
Sims Metal Management	536		5,241
Sonic Healthcare	953		12,860
SP AusNet	4,972		5,471
Stockland	7,185		25,806
Suncorp Group	3,830		37,372
Sydney Airport	1,203		4,233
Tabcorp Holdings	1,233		3,635
Tatts Group	3,183		9,252
Telstra	13,465		57,866
Toll Holdings	2,590		11,937
Transurban Group	4,280		27,013
Wesfarmers	3,084		111,311
Westfield Group	7,153		79,153
Westfield Retail Trust	9,377		30,175
Westpac Banking	9,749		258,161
Whitehaven Coal	1,310		4,148
Woodside Petroleum	2,095		74,811
Woolworths	3,752		114,546
WorleyParsons	616		15,775
			2,945,618

Common Stocks (continued)	Shares		Value ($)
Austria—.1%
Andritz	236		14,215
Erste Group Bank	667	[a]	16,750
IMMOFINANZ	2,952	[a]	11,402
OMV	563		20,578
Raiffeisen Bank International	116		4,638
Telekom Austria	1,260		7,937
Verbund	172		4,003
Vienna Insurance Group	90		3,865
Voestalpine	447		14,079
			97,467
Belgium—.3%
Ageas	616		15,677
Anheuser-Busch InBev	2,568		214,721
Belgacom	383		11,194
Colruyt	264		12,058
Delhaize Group	279		10,666
Groupe Bruxelles Lambert	281		20,746
Groupe Bruxelles Lambert (STRIP)	31	[a]	0
KBC Groep	548		12,863
Mobistar	79		2,090
Solvay	184		22,122
Telenet Group Holding	208		9,537
UCB	402		23,447
Umicore	424		21,760
			376,881
Canada—2.7%
Agnico-Eagle Mines	500		28,230
Agrium	500		52,656
Alimentation Couche Tard, Cl. B	400		19,649
ARC Resources	900		21,852
Athabasca Oil	1,288	[a]	15,591
Bank of Montreal	2,000		118,188
Bank of Nova Scotia	3,420		185,767
Barrick Gold	3,077		124,436
Baytex Energy	455		20,706

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Canada (continued)
BCE	800		34,972
Bell Aliant	189		5,132
Bombardier, Cl. B	3,805		14,477
Bonavista Energy	773		13,862
Brookfield Asset Management, Cl. A	1,722		59,276
Brookfield Office Properties	1,000		15,399
CAE	1,200		13,204
Cameco	1,096		21,256
Canadian Imperial Bank of Commerce	1,300		102,256
Canadian National Railway	1,430		123,478
Canadian Natural Resources	3,500		105,482
Canadian Oil Sands	1,459		30,969
Canadian Pacific Railway	503		46,273
Canadian Tire, Cl. A	196		14,024
Canadian Utilities, Cl. A	200		13,417
Catamaran	600	[a]	28,175
Cenovus Energy	2,407		84,905
Centerra Gold	297		3,369
CGI Group, Cl. A	613	[a]	16,038
CI Financial	600		14,022
Crescent Point Energy	1,100		45,707
Eldorado Gold	1,888		27,902
Empire, Cl. A	100		5,826
Enbridge	2,300		91,516
EnCana	2,300		51,815
Enerplus	539		8,662
Fairfax Financial Holdings	62		23,000
Finning International	432		10,143
First Quantum Minerals	1,441		32,391
Fortis	500		16,906
Franco-Nevada	400		23,033
George Weston	200		12,984
Gildan Activewear	423		14,404
Goldcorp	2,500		113,016
Great-West Lifeco	1,100		25,332
H&R Real Estate Investment Trust	300		7,248

Common Stocks (continued)	Shares		Value ($)
Canada (continued)
Husky Energy	1,000		27,084
IAMGOLD	1,392		21,603
IGM Financial	300		11,904
Imperial Oil	870		38,493
Industrial Alliance Insurance & Financial Services	200		5,477
Inmet Mining	100		5,156
Intact Financial	410		25,144
Kinross Gold	3,509		34,853
Loblaw	400		13,865
Lululemon Athletica	350	[a]	24,153
Magna International	615		27,340
Manulife Financial	6,000		74,133
MEG Energy	414	[a]	15,122
Metro	300		17,698
National Bank of Canada	500		38,638
New Gold	1,700	[a]	19,898
Nexen	1,561		37,276
Onex	400		16,100
Open Text	200	[a]	10,749
Osisko Mining	1,328	[a]	13,044
Pacific Rubiales Energy	900		21,167
Pan American Silver	400		8,775
Pembina Pipeline	795		22,232
Pengrowth Energy	1,700		10,196
Penn West Petroleum	1,500		19,479
Potash Corporation of Saskatchewan	2,625		105,526
Power Corporation of Canada	1,100		26,686
Power Financial	900		23,231
Precision Drilling	400	[a]	2,864
Progress Energy Resources	600		12,087
Research In Motion	1,785	[a]	14,083
RioCan Real Estate Investment Trust	400		10,910
Ritchie Bros. Auctioneers	200		4,436
Rogers Communications, Cl. B	1,300		57,063
Royal Bank of Canada	4,500		256,551
Saputo	343		15,052

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Canada (continued)
Shaw Communications, Cl. B	1,100		23,966
Shoppers Drug Mart	611		25,468
Silver Wheaton	1,064		42,880
Sino-Forest	423	[a,b]	4
SNC-Lavalin Group	496		19,979
Sun Life Financial	2,000		49,602
Suncor Energy	5,018		168,414
Talisman Energy	3,000		34,003
Teck Resources, Cl. B	1,780		56,497
TELUS (Non-Voting Shares)	500		32,155
Thomson Reuters	1,200		33,786
Tim Hortons	600		29,785
Toronto-Dominion Bank	2,900		235,862
Tourmaline Oil	438	[a]	14,472
TransAlta	800		12,752
TransCanada	2,200		99,058
Turquoise Hill Resources	1,393	[a]	10,893
Valeant Pharmaceuticals International	941	[a]	52,574
Vermillion Energy	238		11,379
Viterra	923		14,546
Yamana Gold	2,500		50,488
			3,963,577
China—.0%
Foxconn International Holdings	7,000	[a]	2,439
Yangzijiang Shipbuilding Holdings	4,000		2,968
			5,407
Denmark—.3%
AP Moller—Maersk, Cl. A	2		13,247
AP Moller—Maersk, Cl. B	4		27,911
Carlsberg, Cl. B	307		26,484
Coloplast, Cl. B	81		17,761
Danske Bank	1,954	[a]	30,556
DSV	710		15,963
Novo Nordisk, Cl. B	1,279		206,116
Novozymes, Cl. B	796		21,991
TDC	1,319		9,087

Common Stocks (continued)	Shares		Value ($)
Denmark (continued)
Tryg	63		4,116
William Demant Holding	49	[a]	4,214
			377,446
Finland—.2%
Elisa	324		6,946
Fortum	1,475		27,282
Kesko, Cl. B	161		5,040
Kone, Cl. B	505		36,164
Metso	336		11,789
Neste Oil	180		2,250
Nokia	11,331		30,519
Nokian Renkaat	306		12,692
Orion, Cl. B	239		5,911
Pohjola Bank, Cl. A	426		5,798
Sampo, Cl. A	1,248		39,113
Stora Enso, Cl. R	2,061		13,004
UPM-Kymmene	1,729		18,511
Wartsila	640		25,890
			240,909
France—2.0%
Accor	396		12,354
Aeroports de Paris	60		4,639
Air Liquide	954		112,523
Alcatel-Lucent	5,032	[a]	5,120
Alstom	613		20,936
Arkema	207		18,872
Atos	227		15,244
AXA	5,688		90,423
BNP Paribas	3,112		156,544
Bouygues	500		12,025
Bureau Veritas	175		18,584
Cap Gemini	387		16,267
Carrefour	1,726		41,700
Casino Guichard Perrachon	140		12,227
Christian Dior	181		25,982
Cie de St-Gobain	1,191		41,973

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
France (continued)
Cie Generale d’Optique Essilor International	595		53,637
Cie Generale de Geophysique-Veritas	413	[a]	13,495
Cie Generale des Etablissements Michelin	533		45,775
CNP Assurances	276		3,899
Credit Agricole	3,218	[a]	24,225
Danone	1,809		111,198
Dassault Systemes	180		18,965
Edenred	437		12,645
EDF	855		18,091
Eurazeo	77		3,525
Eutelsat Communications	355		11,365
Fonciere Des Regions	64		5,145
France Telecom	6,016		67,075
GDF Suez	4,014		92,114
Gecina	42		4,651
Groupe Eurotunnel	2,145		16,309
ICADE	48		4,320
Iliad	91		14,018
Imerys	52		2,921
JCDecaux	159		3,365
Klepierre	279		10,344
L’Oreal	759		96,675
Lafarge	564		33,028
Lagardere	437		11,943
Legrand	739		28,467
LVMH Moet Hennessy Louis Vuitton	774		125,803
Natixis	3,960		12,976
Pernod-Ricard	686		73,826
Peugeot	426	[a]	2,725
PPR	226		39,736
Publicis Groupe	626		33,725
Remy Cointreau	82		8,505
Renault	560		25,049
Rexel	442		8,000
Safran	636		25,303
Sanofi	3,778		332,103

Common Stocks (continued)	Shares		Value ($)
France (continued)
Schneider Electric	1,629		101,844
SCOR	447		11,929
Societe BIC	105		12,804
Societe Generale	2,168	[a]	68,916
Sodexo	316		24,317
Suez Environnement	631		6,701
Technip	342		38,521
Thales	367		12,908
Total	6,756		339,937
Unibail-Rodamco	284		63,995
Vallourec	251		10,324
Veolia Environnement	971		9,612
Vinci	1,417		62,712
Vivendi	4,113		84,150
Wendel	72		6,345
Zodiac Aerospace	113		11,568
			2,866,942
Germany—1.8%
Adidas	666		56,740
Allianz	1,463		181,396
Axel Springer	81		3,474
BASF	2,930		242,787
Bayer	2,643		230,173
Bayerische Motoren Werke	1,020		81,241
Beiersdorf	309		22,472
Brenntag	154		19,410
Celesio	112		2,168
Commerzbank	11,654	[a]	22,326
Continental	264		26,461
Daimler	2,923		136,485
Deutsche Bank	2,894		131,174
Deutsche Boerse	631		34,154
Deutsche Lufthansa	560		8,558
Deutsche Post	2,727		54,061
Deutsche Telekom	8,797		100,442
E.ON	5,817		132,170

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Germany (continued)
Fraport Frankfurt Airport Services Worldwide	66		3,870
Fresenius & Co.	392		44,712
Fresenius Medical Care & Co.	618		43,407
GEA Group	460		14,363
Hannover Rueckversicherung	185		13,013
HeidelbergCement	491		26,023
Henkel & Co.	369		23,876
Hochtief	76	[a]	3,769
Hugo Boss	91		9,109
Infineon Technologies	3,152		21,449
K+S	492		23,276
Kabel Deutschland Holding	315		22,697
Lanxess	301		24,864
Linde	582		97,878
MAN	100		10,085
Merck	226		28,883
Metro	399		11,494
Muenchener Rueckversicherungs	552		88,718
RWE	1,625		74,255
Salzgitter	53		2,293
SAP	2,947		214,669
Siemens	2,624		263,720
Suedzucker	263		10,191
ThyssenKrupp	1,280		29,125
United Internet	250		5,001
Volkswagen	75		14,620
Wacker Chemie	21		1,186
			2,612,238
Greece—.0%
Coca-Cola Hellenic Bottling	649	[a]	13,880
OPAP	436		2,786
			16,666
Hong Kong—.7%
AIA Group	32,000		126,760
ASM Pacific Technology	400		4,459
Bank of East Asia	3,940		14,616
BOC Hong Kong Holdings	11,000		33,851

Common Stocks (continued)	Shares		Value ($)
Hong Kong (continued)
Cathay Pacific Airways	2,000		3,623
Cheung Kong Holdings	5,000		73,870
Cheung Kong Infrastructure Holdings	1,000		5,858
CLP Holdings	5,500		46,909
First Pacific	10,000		11,135
Galaxy Entertainment Group	6,000	[a]	20,632
Hang Lung Group	3,000		17,768
Hang Lung Properties	6,000		20,864
Hang Seng Bank	2,500		38,387
Henderson Land Development	3,000		20,787
Hong Kong & China Gas	17,517		46,561
Hong Kong Exchanges & Clearing	3,300		54,460
Hopewell Holdings	1,000		3,606
Hutchison Whampoa	7,000		68,870
Hysan Development	2,000		8,839
Kerry Properties	3,000		14,884
Li & Fung	18,000		30,193
Lifestyle International Holdings	1,500		3,205
Link REIT	7,000		34,819
MGM China Holdings	4,400		7,948
MTR	5,000		19,548
New World Development	9,000		13,912
Noble Group	14,636		15,718
NWS Holdings	4,000		6,039
Orient Overseas International	500		3,161
PCCW	11,000		4,443
Power Assets Holdings	4,000		34,013
Shangri-La Asia	4,000		7,742
Sino Land	8,400		15,044
SJM Holdings	6,000		13,068
Sun Hung Kai Properties	5,000		69,612
Swire Pacific, Cl. A	2,000		23,729
Wharf Holdings	4,200		28,749
Wheelock & Co.	2,000		8,748
Yue Yuen Industrial Holdings	2,000		6,903
			983,333

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Ireland—.1%
CRH	2,422		45,080
Elan	1,424	[a]	15,725
Irish Bank Resolution	3,069	[a,b]	4
Kerry Group, Cl. A	496		26,005
			86,814
Israel—.1%
Bank Hapoalim	2,512	[a]	9,870
Bank Leumi Le-Israel	2,777	[a]	8,938
Bezeq Israeli Telecommunication	4,209		5,133
Delek Group	20		3,803
Israel	7		4,758
Israel Chemicals	1,543		19,309
Mellanox Technologies	100	[a]	7,588
Mizrahi Tefahot Bank	424	[a]	3,848
NICE Systems	136	[a]	4,500
Teva Pharmaceutical Industries	2,881		117,060
			184,807
Italy—.5%
Assicurazioni Generali	3,758		61,081
Atlantia	1,231		20,311
Autogrill	352		3,597
Banca Monte dei Paschi di Siena	31,839	[a]	8,790
Banco Popolare	5,205	[a]	8,298
Enel	21,287		80,014
Enel Green Power	3,490		5,935
Eni	7,860		180,424
EXOR	146		3,762
Fiat	3,347	[a]	16,312
Fiat Industrial	2,494		27,008
Finmeccanica	723	[a]	3,582
Intesa Sanpaolo	32,627		52,396
Intesa Sanpaolo-RSP	2,248		2,966
Luxottica Group	298		11,336
Mediaset	1,052		1,841
Mediobanca	2,447		13,943
Pirelli & C	735		8,512

Common Stocks (continued)	Shares		Value ($)
Italy (continued)
Prysmian	517		9,944
Saipem	785		35,266
Snam	4,963		21,961
STMicroelectronics	1,644		9,668
Telecom Italia	33,517		30,866
Telecom Italia-RSP	22,331		17,830
Tenaris	1,422		26,596
Terna Rete Elettrica Nazionale	3,211		12,070
UniCredit	11,929	[a]	52,663
Unione di Banche Italiane	1,956		7,687
			734,659
Japan—4.4%
ABC-Mart	200		8,769
Advantest	300		3,788
Aeon	2,000		21,821
Aeon Credit Service	300		6,366
AEON Mall	200		5,189
Air Water	1,000		12,527
Aisin Seiki	500		14,543
Ajinomoto	2,000		30,540
Alfresa Holdings	100		4,522
All Nippon Airways	2,000		4,234
Amada	1,000		5,073
Aozora Bank	2,000		5,637
Asahi Glass	3,000		20,368
Asahi Group Holdings	1,200		27,343
Asahi Kasei	4,000		21,997
Asics	500		7,259
Astellas Pharma	1,500		74,502
Bank of Kyoto	1,000		8,593
Bank of Yokohama	3,000		13,792
Benesse Holdings	200		9,633
Bridgestone	1,900		44,245
Brother Industries	1,100		10,362
Canon	3,500		113,028
Casio Computer	600		4,585

The Fund	21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Central Japan Railway	500	43,029
Chiba Bank	2,000	11,675
Chiyoda	1,000	16,134
Chubu Electric Power	2,300	23,712
Chugai Pharmaceutical	700	14,188
Chugoku Bank	1,000	13,754
Chugoku Electric Power	700	7,523
Citizen Holdings	400	2,029
Coca-Cola West	200	3,064
Cosmo Oil	1,000	1,779
Credit Saison	600	13,175
Dai Nippon Printing	2,000	14,155
Dai-ichi Life Insurance	28	32,269
Daicel	1,000	6,000
Daido Steel	1,000	4,334
Daihatsu Motor	1,000	17,512
Daiichi Sankyo	2,000	30,565
Daikin Industries	600	16,595
Dainippon Sumitomo Pharma	400	4,595
Daito Trust Construction	200	20,193
Daiwa House Industry	2,000	30,289
Daiwa Securities Group	6,000	23,901
DeNA	500	15,602
Denki Kagaku Kogyo	1,000	3,082
Denso	1,500	46,956
Dentsu	700	16,511
East Japan Railway	1,100	75,510
Eisai	900	40,079
Electric Power Development	400	10,237
FamilyMart	200	9,696
FANUC	600	95,528
Fast Retailing	200	44,545
Fuji Electric	2,000	4,059
Fuji Heavy Industries	2,000	19,216
FUJIFILM Holdings	1,400	23,605
Fujitsu	6,000	23,074

Common Stocks (continued)	Shares		Value ($)
Japan (continued)
Fukuoka Financial Group	2,000		7,817
Furukawa Electric	1,000		1,992
Gree	200		3,487
GS Yuasa	1,000		3,908
Gunma Bank	1,000		4,823
Hachijuni Bank	1,000		5,161
Hakuhodo DY Holdings	70		4,191
Hamamatsu Photonics	300		10,391
Hankyu Hanshin Holdings	3,000		16,610
Hino Motors	1,000		7,716
Hirose Electric	100		10,698
Hisamitsu Pharmaceutical	200		10,347
Hitachi	15,000		79,481
Hitachi Chemical	200		2,818
Hitachi Construction Machinery	200		3,284
Hitachi High-Technologies	200		4,377
Hitachi Metals	1,000		9,357
Hokkaido Electric Power	300		2,469
Hokuriku Electric Power	300		2,980
Honda Motor	5,100		152,687
Hoya	1,200		24,292
Hulic	1,200	[a]	9,515
Ibiden	200		2,518
Idemitsu Kosan	100		8,606
IHI	3,000		6,313
INPEX	7		39,897
Isetan Mitsukoshi Holdings	1,280		12,523
Isuzu Motors	3,000		15,859
ITOCHU	4,700		47,041
Itochu Techno-Solutions	100		5,173
Iyo Bank	1,000		7,729
J Front Retailing	1,200		6,238
Japan Petroleum Exploration	100		3,764
Japan Prime Realty Investment	2		6,020
Japan Real Estate Investment	2		20,018
Japan Retail Fund Investment	4		7,290

The Fund	23

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Japan (continued)
Japan Steel Works	1,000		5,925
Japan Tobacco	2,900		80,138
JFE Holdings	1,700		23,957
JGC	1,000		34,386
Joyo Bank	2,000		9,671
JSR	700		11,995
JTEKT	1,100		8,268
Jupiter Telecommunications	3		4,077
JX Holdings	6,640		35,350
Kajima	2,000		5,537
Kamigumi	1,000		8,067
Kaneka	1,000		4,873
Kansai Electric Power	2,900		22,305
Kansai Paint	1,000		10,760
Kao	1,800		50,552
Kawasaki Heavy Industries	4,000		8,217
Kawasaki Kisen Kaisha	1,000	[a]	1,265
KDDI	800		62,132
Keikyu	2,000		18,840
Keio	2,000		15,182
Keisei Electric Railway	1,000		9,169
Keyence	121		32,103
Kikkoman	1,000		13,278
Kintetsu	5,000		19,604
Kirin Holdings	3,000		37,655
Kobe Steel	12,000	[a]	10,522
Koito Manufacturing	1,000		12,414
Komatsu	3,100		64,928
Konami	200		4,582
Konica Minolta Holdings	2,000		13,278
Kubota	4,000		40,887
Kuraray	800		9,290
Kurita Water Industries	200		4,540
Kyocera	500		43,906
Kyowa Hakko Kirin	1,371		14,581
Kyushu Electric Power	900		6,821

Common Stocks (continued)	Shares		Value ($)
Japan (continued)
Lawson	200		14,706
LIXIL Group	900		19,899
Mabuchi Motor	200		8,468
Makita	400		15,809
Marubeni	5,000		32,381
Marui Group	600		4,314
Mazda Motor	6,000	[a]	7,140
McDonald’s Holdings Japan	200		5,557
Medipal Holdings	500		6,364
MEIJI Holdings	317		14,514
Miraca Holdings	100		4,228
Mitsubishi	4,400		78,542
Mitsubishi Chemical Holdings	4,500		17,813
Mitsubishi Electric	6,000		44,795
Mitsubishi Estate	4,000		79,118
Mitsubishi Gas Chemical	1,000		4,935
Mitsubishi Heavy Industries	9,000		37,880
Mitsubishi Logistics	1,000		12,890
Mitsubishi Materials	4,000		11,625
Mitsubishi Motors	9,000	[a]	7,779
Mitsubishi Tanabe Pharma	900		12,976
Mitsubishi UFJ Financial Group	39,960		180,703
Mitsubishi UFJ Lease & Finance	120		5,171
Mitsui & Co.	5,600		78,918
Mitsui Chemicals	2,000		4,134
Mitsui Fudosan	3,000		60,616
Mitsui OSK Lines	4,000		9,570
Mizuho Financial Group	69,700		109,138
MS&AD Insurance Group Holdings	1,690		28,643
Murata Manufacturing	600		29,162
Nabtesco	200		3,723
Namco Bandai Holdings	500		7,854
NEC	6,000	[a]	11,499
NEXON	400		4,875
NGK Insulators	1,000		11,149
NGK Spark Plug	1,000		11,174

The Fund	25

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Japan (continued)
NHK Spring	500		4,165
Nidec	300		21,345
Nikon	1,200		30,515
Nintendo	400		51,509
Nippon Building Fund	2		21,471
Nippon Electric Glass	1,000		5,086
Nippon Express	2,000		7,316
Nippon Meat Packers	1,000		12,401
Nippon Paper Group	200		2,287
Nippon Steel & Sumitomo Metal	20,880		46,034
Nippon Telegraph & Telephone	1,300		59,195
Nippon Yusen	6,000		11,424
Nishi-Nippon City Bank	2,000		4,560
Nissan Motor	8,100		67,779
Nisshin Seifun Group	500		6,245
Nisshin Steel Holdings	200	[a]	1,325
Nissin Foods Holdings	100		3,783
Nitori Holdings	100		8,167
Nitto Denko	600		27,208
NKSJ Holdings	1,325		24,150
NOK	300		4,803
Nomura Holdings	12,200		44,014
Nomura Real Estate Holdings	300		5,385
Nomura Real Estate Office Fund	1		6,288
Nomura Research Institute	200		4,247
NSK	1,000		5,487
NTN	1,000		1,791
NTT Data	3		9,767
NTT DoCoMo	49		71,999
Obayashi	2,000		8,944
Odakyu Electric Railway	2,000		21,220
Oji Holdings	2,000		5,862
Olympus	900	[a]	15,716
Omron	700		13,942
Ono Pharmaceutical	200		12,076
ORACLE JAPAN	100		4,447

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Oriental Land	200	27,283
ORIX	320	32,870
Osaka Gas	6,000	24,728
OTSUKA	100	8,155
Otsuka Holdings	1,300	40,044
Panasonic	6,800	43,783
Rakuten	2,100	18,888
Resona Holdings	5,200	22,473
Ricoh	2,000	16,710
Rinnai	100	6,827
Rohm	400	12,902
Sankyo	100	4,528
Sanrio	100	3,293
Santen Pharmaceutical	200	8,756
SBI Holdings	440	3,076
Secom	600	30,552
Sega Sammy Holdings	500	9,426
Seiko Epson	300	1,665
Sekisui Chemical	1,000	8,205
Sekisui House	2,000	20,418
Seven & I Holdings	2,500	77,101
Seven Bank	1,000	2,856
Sharp	2,000	4,309
Shikoku Electric Power	400	4,274
Shimadzu	1,000	6,727
Shimamura	100	10,422
Shimano	200	12,602
Shimizu	1,000	3,345
Shin-Etsu Chemical	1,400	78,918
Shinsei Bank	4,000	5,862
Shionogi & Co.	800	13,268
Shiseido	1,300	16,447
Shizuoka Bank	2,000	20,443
Showa Denko	3,000	4,585
Showa Shell Sekiyu	500	2,781
SMC	200	31,517

The Fund	27

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Japan (continued)
Softbank	2,700		85,468
Sojitz	2,900		3,596
Sony	3,000		35,851
Sony Financial Holdings	500		8,919
Square Enix Holdings	200		2,818
Stanley Electric	300		4,134
Sumco	200	[a]	1,368
Sumitomo	3,500		47,701
Sumitomo Chemical	5,000		14,030
Sumitomo Electric Industries	2,300		24,720
Sumitomo Heavy Industries	1,000		3,583
Sumitomo Metal Mining	2,000		26,331
Sumitomo Mitsui Financial Group	4,300		131,645
Sumitomo Mitsui Trust Holdings	8,980		27,222
Sumitomo Realty & Development	1,000		27,609
Sumitomo Rubber Industries	400		4,705
Suruga Bank	1,000		12,000
Suzuken	300		9,466
Suzuki Motor	1,100		24,913
Sysmex	200		9,407
T&D Holdings	1,900		20,754
Taiheiyo Cement	4,000		8,518
Taisei	5,000		13,779
Taisho Pharmaceutical Holdings	100		8,067
Taiyo Nippon Sanso	1,000		5,487
Takashimaya	1,000		6,576
Takeda Pharmaceutical	2,500		116,184
TDK	500		18,771
Teijin	2,000		4,585
Terumo	400		17,237
THK	200		3,325
Tobu Railway	3,000		15,934
Toho	200		3,485
Toho Gas	1,000		6,063
Tohoku Electric Power	1,000		7,366
Tokio Marine Holdings	2,200		58,231

Common Stocks (continued)	Shares		Value ($)
Japan (continued)
Tokyo Electric Power	3,000	[a]	4,885
Tokyo Electron	500		22,454
Tokyo Gas	8,000		42,390
Tokyu	3,000		15,257
Tokyu Land	1,000		5,612
TonenGeneral Sekiyu	1,000		9,069
Toppan Printing	2,000		11,550
Toray Industries	4,000		23,350
Toshiba	13,000		48,202
Tosoh	1,000		1,954
TOTO	1,000		7,491
Toyo Seikan Kaisha	300		3,187
Toyoda Gosei	200		3,933
Toyota Industries	400		11,424
Toyota Motor	8,600		330,189
Toyota Tsusho	700		15,275
Trend Micro	300		8,403
Tsumura & Co.	100		3,194
Ube Industries	2,000		4,560
Unicharm	300		16,234
Ushio	200		2,109
USS	60		6,306
West Japan Railway	600		26,193
Yahoo! Japan	37		12,732
Yakult Honsha	400		18,640
Yamada Denki	270		11,702
Yamaguchi Financial Group	1,000		8,280
Yamaha	400		3,593
Yamaha Motor	700		6,690
Yamato Holdings	1,000		15,220
Yamato Kogyo	200		5,614
Yamazaki Baking	1,000		12,026
Yaskawa Electric	1,000		7,165
Yokogawa Electric	400		4,550
			6,422,666

The Fund	29

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Luxembourg—.0%
SES	892		24,684
Macau—.0%
Sands China	7,200		27,081
Wynn Macau	6,000		16,993
			44,074
Mexico—.0%
Fresnillo	667		20,656
Netherlands—.6%
Aegon	5,237		29,242
Akzo Nobel	695		37,807
ASML Holding	1,365	[a]	75,104
Core Laboratories	150		15,549
Corio	130		5,792
DE Master Blenders1753	1,757	[a]	21,473
Delta Lloyd	700		11,641
European Aeronautic Defence and Space	1,197		42,526
Fugro	178		12,034
Gemalto	234		21,116
Heineken	731		45,067
Heineken Holding	247		12,534
ING Groep	12,249	[a]	108,214
Koninklijke Ahold	3,306		42,092
Koninklijke Boskalis Westminster	204		7,771
Koninklijke DSM	510		26,187
Koninklijke KPN	3,592		22,678
Koninklijke Philips Electronics	3,321		83,034
Koninklijke Vopak	176		12,252
QIAGEN	617	[a]	10,720
Randstad Holding	336		10,968
Reed Elsevier	2,132		28,642
SBM Offshore	365	[a]	4,769
TNT Express	942		9,922
Unilever	5,125		188,189
Wolters Kluwer	771		14,920
			900,243

Common Stocks (continued)	Shares		Value ($)
New Zealand—.0%
Auckland International Airport	2,415		5,333
Contact Energy	460		2,096
Fletcher Building	2,636		15,262
SKYCITY Entertainment Group	1,940		6,190
Telecom Corporation of New Zealand	4,764		9,423
			38,304
Norway—.2%
Aker Solutions	651		12,789
DNB	2,916		36,416
Gjensidige Forsikring	483		7,057
Norsk Hydro	3,336		15,020
Orkla	2,628		20,789
Seadrill	1,101		44,571
Statoil	3,585		88,598
Telenor	2,126		41,802
Yara International	605		28,503
			295,545
Portugal—.0%
Banco Espirito Santo	11,649 [a]		11,324
Energias de Portugal	7,102		19,294
Galp Energia	600		9,604
Jeronimo Martins	521		9,116
Portugal Telecom	1,514		7,616
			56,954
Singapore—.4%
Ascendas Real Estate Investment Trust	6,400		12,382
CapitaLand	9,500		25,467
CapitaMall Trust	8,000		13,838
CapitaMalls Asia	4,000		6,067
City Developments	2,000		18,790
ComfortDelGro	5,000		6,927
Cosco Singapore	3,000		2,164
DBS Group Holdings	5,500		62,674
Flextronics International	2,367	[a]	13,658
Fraser and Neave	3,000		22,528

The Fund	31

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Singapore (continued)
Genting Singapore	19,000		20,717
Global Logistic Properties	8,150		17,171
Golden Agri-Resources	22,640		11,600
Hutchison Port Holdings Trust	14,000		10,920
Keppel	4,200		36,704
Keppel Land	3,000		8,362
Olam International	3,045		4,918
Oversea-Chinese Banking	8,000		59,682
SembCorp Industries	3,000		13,379
SembCorp Marine	2,000		7,723
Singapore Airlines	1,866		16,215
Singapore Exchange	3,000		16,552
Singapore Press Holdings	5,000		16,560
Singapore Technologies Engineering	4,000		11,543
Singapore Telecommunications	26,000		68,634
StarHub	2,000		6,034
United Overseas Bank	4,000		59,911
UOL Group	1,000		4,640
Wilmar International	7,000		17,732
			593,492
Spain—.6%
Abertis Infraestructuras	1,316		19,820
Acciona	39		2,393
Acerinox	192		2,001
ACS Actividades de Construccion y Servicios	279		5,956
Amadeus IT Holding, Cl. A	967		23,939
Banco Bilbao Vizcaya Argentaria	16,990		141,752
Banco de Sabadell	9,830	[a]	23,928
Banco Popular Espanol	4,945		7,711
Banco Santander	31,413		235,703
Bankia	1,979	[a]	2,975
CaixaBank	1,918		7,259
Distribuidora Internacional de Alimentacion	2,248		13,607
Enagas	438		8,709
Ferrovial	1,260		17,801
Gas Natural SDG	1,270		19,704

Common Stocks (continued)	Shares		Value ($)
Spain (continued)
Grifols	438	[a]	15,192
Iberdrola	11,467		59,303
Inditex	704		89,825
Mapfre	1,615		4,475
Red Electrica	417		19,552
Repsol	2,754		55,043
Telefonica	12,417		163,517
Zardoya Otis	780		9,645
			949,810
Sweden—.7%
Alfa Laval	861		14,954
Assa Abloy, Cl. B	1,164		38,801
Atlas Copco, Cl. A	2,139		52,597
Atlas Copco, Cl. B	1,266		27,733
Autoliv	327		18,835
Boliden	746		13,035
Electrolux, Ser. B	610		15,607
Elekta, Cl. B	1,156		16,470
Ericsson, Cl. B	9,509		83,580
Getinge, Cl. B	507		15,593
Hennes & Mauritz, Cl. B	2,974		100,659
Hexagon, Cl. B	800		18,405
Holmen, Cl. B	75		2,211
Husqvarna, Cl. B	673		3,904
Industrivarden, Cl. C	308		4,344
Investment AB Kinnevik, Cl. B	553		10,563
Investor, Cl. B	1,466		32,335
Lundin Petroleum	573	[a]	13,718
Millicom International Cellular, SDR	159		13,736
Modern Times Group, Cl. B	153		4,660
Nordea Bank	8,497		77,183
Ratos, Cl. B	875		7,513
Sandvik	2,960		41,056
Scania, Cl. B	848		16,147
Securitas, Cl. B	706		5,135
Skandinaviska Enskilda Banken, Cl. A	4,207		34,884

The Fund	33

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Sweden (continued)
Skanska, Cl. B	1,368		21,388
SKF, Cl. B	1,136		25,604
SSAB, Cl. A	326		2,333
Svenska Cellulosa, Cl. B	1,621		31,575
Svenska Handelsbanken, Cl. A	1,513		51,826
Swedbank, Cl. A	2,412		44,728
Swedish Match	689		23,476
Tele2, Cl. B	802		13,385
TeliaSonera	6,328		41,663
Volvo, Cl. B	4,289		57,711
			997,347
Switzerland—2.0%
ABB	6,717	[a]	121,026
Actelion	292	[a]	14,084
Adecco	446	[a]	21,570
Aryzta	351	[a]	17,526
Baloise Holding	176		14,703
Banque Cantonale Vaudoise	12		6,359
Barry Callebaut	7	[a]	6,682
Cie Financiere Richemont, Cl. A	1,628		105,585
Credit Suisse Group	3,899	[a]	90,389
GAM Holding	436	[a]	6,086
Geberit	118	[a]	24,327
Givaudan	27	[a]	27,020
Glencore International	12,139		67,202
Holcim	676	[a]	46,129
Julius Baer Group	745	[a]	25,839
Kuehne & Nagel International	207		24,161
Lindt & Spruengli-PC	3	[a]	9,480
Lonza Group	213	[a]	10,798
Nestle	10,425		661,567
Novartis	7,288		438,626
Pargesa Holding-BR	64		4,316
Partners Group Holding	56		11,852
Roche Holding	2,227		428,278
Schindler Holding	48		6,211

Common Stocks (continued)	Shares		Value ($)
Switzerland (continued)
Schindler Holding-PC	186		24,506
SGS	19		40,232
Sika-BR	9		18,777
Sonova Holding	192	[a]	19,307
Straumann Holding	19		2,344
Sulzer	73		10,566
Swatch Group	163		11,840
Swatch Group-BR	91		37,659
Swiss Life Holding	122	[a]	15,353
Swiss Prime Site	155	[a]	12,940
Swiss Re	1,144	[a]	79,047
Swisscom	70		29,081
Syngenta	295		115,238
UBS	11,315	[a]	169,610
Zurich Insurance Group	459	[a]	113,111
			2,889,427
United Kingdom—5.2%
3i Group	3,060		10,637
Aberdeen Asset Management	2,945		15,422
Admiral Group	535		9,566
Aggreko	862		29,908
AMEC	829		14,181
Anglo American	4,321		132,697
Antofagasta	1,315		26,675
ArcelorMittal	2,934		43,467
ARM Holdings	4,085		43,838
Associated British Foods	1,185		26,485
AstraZeneca	3,891		180,683
Aviva	8,580		45,886
Babcock International Group	1,367		21,575
BAE Systems	9,508		47,903
Balfour Beatty	2,589		13,169
Barclays	35,508		130,361
BG Group	10,860		201,105
BHP Billiton	6,627		212,337
BP	60,293		431,325

The Fund	35

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
United Kingdom (continued)
British American Tobacco	6,216		307,906
British Land	2,916		24,870
British Sky Broadcasting Group	3,311		37,883
BT Group	24,620		84,428
Bunzl	883		14,606
Burberry Group	1,352		25,440
Capita	1,912		22,308
Capital Shopping Centres Group	1,567		8,421
Carnival	589		23,420
Centrica	16,692		87,303
Cobham	3,826		13,275
Compass Group	6,241		68,486
Croda International	414		14,705
Diageo	8,008		228,866
Ensco, Cl. A	767		44,348
Eurasian Natural Resources	384		2,031
Evraz	1,569		5,981
Experian	3,201		55,272
G4S	5,253		22,083
GKN	4,165		13,953
GlaxoSmithKline	15,920		356,207
Hammerson	1,831		13,941
HSBC Holdings	57,443		564,354
ICAP	1,680		8,814
IMI	1,012		15,588
Imperial Tobacco Group	3,059		115,514
Inmarsat	1,561		14,271
InterContinental Hotels Group	975		24,073
International Consolidated Airlines Group	4,645	[a]	12,204
Intertek Group	505		22,973
Invensys	3,044		11,190
Investec	1,679		9,873
ITV	8,986		12,551
J Sainsbury	3,804		21,768
Johnson Matthey	713		25,877
Kazakhmys	828		9,474

Common Stocks (continued)	Shares		Value ($)
United Kingdom (continued)
Kingfisher	7,566		35,347
Land Securities Group	2,508		32,540
Legal & General Group	17,458		37,752
Lloyds Banking Group	136,148	[a]	89,148
London Stock Exchange Group	734		11,555
Lonmin	237		1,962
Man Group	3,853		4,878
Marks & Spencer Group	4,962		31,533
Meggitt	1,989		12,390
Melrose	4,920		19,135
National Grid	10,894		124,205
Next	543		31,248
Old Mutual	14,433		40,061
Pearson	2,600		52,237
Petrofac	866		22,416
Prudential	7,974		109,186
Randgold Resources	301		35,945
Reckitt Benckiser Group	2,033		123,029
Reed Elsevier	3,885		37,993
Resolution	4,773		16,815
Rexam	2,610		18,815
Rio Tinto	4,205		210,667
Rolls-Royce Holdings	6,050	[a]	83,427
Royal Bank of Scotland Group	5,936	[a]	26,439
Royal Dutch Shell, Cl. A	11,716		401,770
Royal Dutch Shell, Cl. B	8,410		297,289
RSA Insurance Group	12,913		23,402
SABMiller	2,912		124,742
Sage Group	3,267		16,381
Schroders	487		11,977
Segro	2,854		10,943
Serco Group	1,291		11,802
Severn Trent	872		22,600
Shire	1,737		48,858
Smith & Nephew	2,482		26,235
Smiths Group	1,262		21,506

The Fund	37

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
United Kingdom (continued)
SSE	3,084		72,065
Standard Chartered	7,674		181,240
Standard Life	7,595		35,789
Subsea 7	903		19,814
Tate & Lyle	1,188		13,919
Tesco	25,958		133,985
TUI Travel	1,371		5,553
Tullow Oil	3,023		68,493
Unilever	4,136		154,248
United Utilities Group	2,435		26,603
Vedanta Resources	192		3,514
Virgin Media	729		23,867
Vodafone Group	156,313		424,414
Weir Group	551		15,490
Whitbread	462		17,521
Willis Group Holdings	506		17,037
WM Morrison Supermarkets	7,148		30,903
Wolseley	992		43,367
WPP	3,899		50,305
Xstrata	6,584	[a]	104,029
			7,649,861
United States—28.5%
3M	2,115		185,274
Abbott Laboratories	4,999		327,534
Abercrombie & Fitch, Cl. A	358		10,948
Accenture, Cl. A	1,977		133,270
ACE	1,025		80,616
Activision Blizzard	1,313		14,299
Adobe Systems	1,679	[a]	57,086
ADT	701	[a]	29,099
Advance Auto Parts	242		17,167
Advanced Micro Devices	1,129	[a]	2,314
AES	2,129		22,248
Aetna	1,034		45,186
Affiliated Managers Group	158	[a]	19,987
Aflac	1,440		71,683
AGCO	265	[a]	12,060

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Agilent Technologies	1,023		36,818
Air Products & Chemicals	650		50,395
Airgas	179		15,926
Akamai Technologies	628	[a]	23,858
Albemarle	267		14,714
Alcoa	3,267		27,998
Alexion Pharmaceuticals	572	[a]	51,697
Alleghany	36	[a]	12,514
Allegheny Technologies	240		6,324
Allergan	977		87,852
Alliance Data Systems	161	[a]	23,031
Alliant Energy	286		12,784
Allstate	1,452		58,051
Altera	955		29,108
Altria Group	6,396		203,393
Amazon.com	1,126	[a]	262,155
Ameren	746		24,528
American Capital Agency	998	[c]	32,954
American Electric Power	1,589		70,615
American Express	3,323		185,988
American
International Group	3,410	[a]	119,111
American Tower	1,194	[c]	89,896
American Water Works	562		20,648
Ameriprise Financial	628		36,656
AmerisourceBergen	829		32,696
AMETEK	748		26,591
Amgen	2,492		215,670
Amphenol, Cl. A	489		29,404
Anadarko Petroleum	1,556		107,068
Analog Devices	995		38,914
Annaly Capital Management	3,293	[c]	53,149
ANSYS	274	[a]	19,421
Aon	959		51,738
Apache	1,218		100,790
Apollo Group, Cl. A	252	[a]	5,060
Apple	2,942		1,750,784

The Fund	39

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Applied Materials	3,947		41,838
Arch Capital Group	410	[a]	18,102
Archer-Daniels-Midland	1,934		51,909
Arrow Electronics	394	[a]	13,881
Assurant	223		8,432
AT&T	18,518		640,538
Autodesk	699	[a]	22,256
Automatic Data Processing	1,539		88,939
AutoZone	114	[a]	42,750
Avago Technologies	657		21,701
AvalonBay Communities	280	[c]	37,957
Avery Dennison	388		12,563
Avnet	495	[a]	14,182
Avon Products	1,419		21,980
Axis Capital Holdings	325		11,772
Baker Hughes	1,439		60,395
Ball	387		16,575
Bank of America	33,649		313,609
Baxter International	1,814		113,611
BB&T	2,152		62,300
Beam	460		25,558
Becton Dickinson & Co.	669		50,630
Bed Bath & Beyond	778	[a]	44,875
Berkshire Hathaway, Cl. B	2,930	[a]	253,006
Best Buy	981		14,921
Biogen Idec	742	[a]	102,559
BlackRock	430		81,562
BMC Software	429	[a]	17,460
Boeing	2,191		154,334
BorgWarner	341	[a]	22,445
Boston Properties	506	[c]	53,788
Boston Scientific	4,502	[a]	23,140
Bristol-Myers Squibb	5,202		172,967
Broadcom, Cl. A	1,521	[a]	47,965
Brown-Forman, Cl. B	422		27,033
Bunge	415		29,477

Common Stocks (continued)	Shares		Value ($)
United States (continued)
C.H. Robinson Worldwide	501		30,225
C.R. Bard	287		27,607
CA	930		20,944
Cablevision Systems (NY Group), Cl. A	923		16,079
Cabot Oil & Gas	676		31,758
Calpine	1,071	[a]	18,850
Camden Property Trust	299	[c]	19,623
Cameron International	727	[a]	36,815
Campbell Soup	490		17,282
Capital One Financial	1,813		109,088
Cardinal Health	1,017		41,829
CareFusion	775	[a]	20,584
CarMax	728	[a]	24,570
Carnival	1,311		49,661
Caterpillar	2,015		170,892
CBRE Group, Cl. A	797	[a]	14,362
CBS, Cl. B	1,852		60,005
Celanese, Ser. A	533		20,249
Celgene	1,436	[a]	105,288
CenterPoint Energy	1,169		25,332
CenturyLink	1,978		75,916
Cerner	462	[a]	35,200
CF Industries Holdings	210		43,090
Charles Schwab	3,232		43,891
Charter Communications, Cl. A	142	[a]	10,992
Chesapeake Energy	1,962		39,750
Chevron	6,229		686,498
Chipotle Mexican Grill	101	[a]	25,708
Chubb	902		69,436
Church & Dwight	480		24,365
Cigna	978		49,878
Cimarex Energy	217		12,408
Cincinnati Financial	471		18,765
Cintas	477		19,943
Cisco Systems	17,038		292,031
CIT Group	588	[a]	21,885

The Fund	41

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Citigroup	9,155		342,305
Citrix Systems	546	[a]	33,748
Cliffs Natural Resources	484		17,555
Clorox	441		31,884
CME Group	1,004		56,154
CMS Energy	762		18,532
Coach	916		51,342
Cobalt International Energy	481	[a]	10,010
Coca-Cola	12,859		478,098
Coca-Cola Enterprises	927		29,145
Cognizant Technology Solutions, Cl. A	932	[a]	62,118
Colgate-Palmolive	1,537		161,324
Comcast, Cl. A	6,737		252,705
Comcast, Cl. A (Special)	1,747		63,661
Comerica	678		20,211
Computer Sciences	425		12,941
ConAgra Foods	1,234		34,355
Concho Resources	318	[a]	27,386
ConocoPhillips	3,843		222,318
CONSOL Energy	676		23,768
Consolidated Edison	902		54,463
Constellation Brands, Cl. A	588	[a]	20,780
Continental Resources	106	[a]	7,617
Cooper Industries	470		35,222
Corning	4,701		55,237
Costco Wholesale	1,326		130,518
Coventry Health Care	483		21,078
Covidien	1,460		80,227
Cree	298	[a]	9,038
Crown Castle International	879	[a]	58,673
Crown Holdings	488	[a]	18,666
CSX	3,387		69,332
Cummins	562		52,592
CVS Caremark	4,110		190,704
D.R. Horton	735		15,406
Danaher	1,839		95,131

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Darden Restaurants	473		24,889
DaVita	304	[a]	34,206
Deere & Co.	1,216		103,895
Dell	4,454		41,110
Delphi Automotive	1,057		33,232
Delta Air Lines	612	[a]	5,894
Denbury Resources	1,336	[a]	20,481
DENTSPLY International	373		13,741
Devon Energy	1,182		68,804
Diamond Offshore Drilling	185		12,809
Dick’s Sporting Goods	299		14,950
Digital Realty Trust	334	[c]	20,518
DIRECTV	2,017	[a]	103,089
Discover Financial Services	1,628		66,748
Discovery Communications, Cl. A	485	[a]	28,625
Discovery Communications, Cl. C	282	[a]	15,448
DISH Network, Cl. A	671		23,908
Dolby Laboratories, Cl. A	89	[a]	2,812
Dollar General	748	[a]	36,368
Dollar Tree	704	[a]	28,068
Dominion Resources	1,797		94,846
Dover	550		32,021
Dow Chemical	3,889		113,948
Dr. Pepper Snapple Group	597		25,581
DTE Energy	505		31,361
Duke Energy	2,274		149,379
Duke Realty	676	[c]	9,788
Dun & Bradstreet	189		15,317
E.I. du Pont de Nemours & Co.	3,021		134,495
Eastman Chemical	492		29,146
Eaton	935		44,151
Eaton Vance	452		12,719
eBay	3,732	[a]	180,218
Ecolab	896		62,362
Edison International	910		42,715
Edwards Lifesciences	340	[a]	29,522

The Fund	43

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Electronic Arts	1,266	[a]	15,635
Eli Lilly & Co.	3,365		163,640
EMC	6,483	[a]	158,315
Emerson Electric	2,244		108,677
Energen	195		9,097
Energizer Holdings	215		15,689
Entergy	521		37,814
EOG Resources	847		98,667
EQT	463		28,072
Equifax	392		19,616
Equinix	170	[a]	30,670
Equity Residential	1,015	[c]	58,271
Estee Lauder, Cl. A	697		42,949
Everest Re Group	202		22,432
Exelon	2,680		95,890
Expedia	230		13,605
Expeditors International of Washington	693		25,371
Express Scripts Holding	2,594	[a]	159,635
Exxon Mobil	14,728		1,342,752
F5 Networks	247	[a]	20,373
Facebook, Cl. A	1,371		28,949
Family Dollar Stores	376		24,801
Fastenal	830		37,101
Federal Realty Investment Trust	193	[c]	20,811
FedEx	907		83,435
Fidelity National Financial, Cl. A	762		16,314
Fidelity National Information Services	858		28,202
Fifth Third Bancorp	2,706		39,318
First Republic Bank	305		10,477
FirstEnergy	1,406		64,282
Fiserv	415	[a]	31,100
FLIR Systems	610		11,852
Flowserve	145		19,646
Fluor	518		28,930
FMC	457		24,459
FMC Technologies	711	[a]	29,080

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Ford Motor	11,078		123,630
Forest Laboratories	855	[a]	28,822
Fossil	126	[a]	10,975
Franklin Resources	448		57,254
Freeport-McMoRan Copper & Gold	2,951		114,735
Frontier Communications	3,618		17,077
GameStop, Cl. A	315		7,191
Gap	906		32,362
Garmin	290		11,017
General Dynamics	933		63,519
General Electric	33,454		704,541
General Growth Properties	1,276	[c]	25,086
General Mills	2,063		82,685
General Motors	2,483	[a]	63,317
Genuine Parts	435		27,222
Genworth Financial, Cl. A	2,131	[a]	12,701
Gilead Sciences	2,438	[a]	163,736
Goldman Sachs Group	1,502		183,830
Goodyear Tire & Rubber	1,002	[a]	11,433
Google, Cl. A	822	[a]	558,771
Green Mountain Coffee Roasters	522	[a]	12,612
H&R Block	998		17,665
H.J. Heinz	988		56,820
Halliburton	2,895		93,480
Harley-Davidson	690		32,264
Harris	378		17,305
Hartford Financial Services Group	1,308		28,397
Hasbro	403		14,504
HCA Holdings	525		14,915
HCP	1,386	[c]	61,400
Health Care REIT	750	[c]	44,573
Helmerich & Payne	395		18,881
Henry Schein	258	[a]	19,035
Herbalife	301		15,456
Hershey	498		34,287
Hertz Global Holdings	1,132	[a]	15,022

The Fund	45

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Hess	976		51,006
Hewlett-Packard	6,036		83,599
HollyFrontier	537		20,744
Hologic	872	[a]	17,981
Home Depot	4,875		299,228
Honeywell International	2,393		146,547
Hormel Foods	486		14,352
Hospira	411	[a]	12,614
Host Hotels & Resorts	2,258	[c]	32,651
Hudson City Bancorp	1,753		14,874
Humana	490		36,392
IHS, Cl. A	164	[a]	13,840
Illinois Tool Works	1,323		81,140
Illumina	460	[a]	21,855
Ingersoll-Rand	958		45,055
Integrys Energy Group	206		11,132
Intel	15,974		345,438
IntercontinentalExchange	233	[a]	30,523
International Business Machines	3,461		673,268
International Flavors & Fragrances	314		20,291
International Game Technology	764		9,810
International Paper	1,222		43,784
Interpublic Group of Cos.	1,179		11,908
Intuit	890		52,884
Intuitive Surgical	121	[a]	65,609
Invesco	1,284		31,227
Iron Mountain	417		14,428
J.C. Penney	496		11,909
J.M. Smucker	349		29,888
Jacobs Engineering Group	334	[a]	12,889
JB Hunt Transport Services	234		13,736
Johnson & Johnson	8,679		614,647
Johnson Controls	2,280		58,710
Joy Global	351		21,920
JPMorgan Chase & Co.	12,053		502,369
Juniper Networks	1,688	[a]	27,970

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Kansas City Southern	358		28,805
KBR	520		14,487
Kellogg	739		38,664
KeyCorp	2,939		24,746
Kimberly-Clark	1,229		102,560
Kimco Realty	1,232	[c]	24,049
Kinder Morgan	1,768		61,367
Kinder Morgan Management	345	[a]	25,728
KLA-Tencor	512		23,818
Kohl’s	711		37,882
Kraft Foods Group	1,795	[a]	81,637
Kroger	1,615		40,730
L-3 Communications Holdings	315		23,247
Laboratory Corp. of America Holdings	314	[a]	26,605
Lam Research	569	[a]	20,143
Las Vegas Sands	1,253		58,189
Legg Mason	319		8,128
Leggett & Platt	555		14,724
Leucadia National	818		18,569
Level 3 Communications	374	[a]	7,667
Liberty Global, Cl. A	371	[a]	22,271
Liberty Global, Ser. C	411	[a]	23,135
Liberty Interactive, Cl. A	1,630	[a]	32,600
Liberty Media, Cl. A	318	[a]	35,511
Liberty Property Trust	304	[c]	10,676
Life Technologies	577	[a]	28,221
Limited Brands	745		35,678
Lincoln National	879		21,790
Linear Technology	713		22,288
LinkedIn, Cl. A	219	[a]	23,418
Lockheed Martin	840		78,683
Loews	936		39,574
Lorillard	409		47,448
Lowe’s	3,831		124,048
LSI	2,094	[a]	14,344
LyondellBasell Industries, Cl. A	1,028		54,885

The Fund	47

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
United States (continued)
M&T Bank	366		38,101
Macerich	410	[c]	23,370
Macy’s	1,214		46,217
Manpower	349		13,241
Marathon Oil	2,162		64,990
Marathon Petroleum	1,015		55,754
Marriott International, Cl. A	797		29,075
Marsh & McLennan	1,674		56,966
Martin Marietta Materials	121		9,960
Marvell Technology Group	1,236		9,752
Masco	935		14,109
MasterCard, Cl. A	352		162,247
Mattel	1,003		36,890
Maxim Integrated Products	947		26,066
McCormick & Co.	419		25,819
McDonald’s	3,235		280,798
McGraw-Hill	832		45,993
McKesson	715		66,717
MDU Resources Group	515		11,191
Mead Johnson Nutrition	635		39,154
MeadWestvaco	581		17,250
Medtronic	3,214		133,638
Merck & Co.	9,642		439,964
MetLife	2,661		94,439
MetroPCS Communications	1,244	[a]	12,701
MGM Resorts International	876	[a]	9,032
Microchip Technology	721		22,603
Micron Technology	3,345	[a]	18,147
Microsoft	23,872		681,188
Mohawk Industries	156	[a]	13,021
Molson Coors Brewing, Cl. B	526		22,692
Mondelez International	5,387		142,971
Monsanto	1,720		148,040
Monster Beverage	487	[a]	21,754
Moody’s	636		30,630
Morgan Stanley	4,568		79,392

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Mosaic	1,000		52,340
Motorola Solutions	798		41,241
Murphy Oil	550		33,000
Mylan	1,278	[a]	32,385
Nabors Industries	716	[a]	9,659
NASDAQ OMX Group	383		9,119
National Oilwell Varco	1,328		97,874
NetApp	1,063	[a]	28,595
Netflix	146	[a]	11,547
New York Community Bancorp	1,514		20,984
Newell Rubbermaid	738		15,232
Newfield Exploration	352	[a]	9,546
Newmont Mining	1,601		87,335
News, Cl. A	5,170		123,666
News, Cl. B	1,406		34,250
NextEra Energy	1,251		87,645
Nielsen Holdings	337	[a]	9,746
NIKE, Cl. B	1,130		103,259
NiSource	992		25,266
Noble	812		30,645
Noble Energy	565		53,681
Nordstrom	500		28,385
Norfolk Southern	1,062		65,154
Northeast Utilities	925		36,353
Northern Trust	665		31,774
Northrop Grumman	702		48,220
NRG Energy	783		16,881
Nuance Communications	865	[a]	19,255
Nucor	936		37,562
NVIDIA	1,772	[a]	21,211
NYSE Euronext	856		21,195
O’Reilly Automotive	379	[a]	32,473
Occidental Petroleum	2,594		204,822
Omnicare	318		10,981
Omnicom Group	802		38,424
ONEOK	642		30,367

The Fund	49

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Oracle	12,624		391,975
Owens-Illinois	639	[a]	12,454
PACCAR	1,090		47,241
Pall	349		21,973
Parker Hannifin	446		35,082
PartnerRe	209		16,929
Patterson	260		8,684
Paychex	1,129		36,613
Peabody Energy	885		24,692
Pentair	663		28,005
People’s United Financial	1,240		14,917
Pepco Holdings	619		12,300
PepsiCo	4,969		344,054
Perrigo	310		35,653
PetSmart	317		21,046
Pfizer	23,680		588,922
PG&E	1,401		59,571
Philip Morris International	5,399		478,135
Phillips 66	1,824		86,020
Pinnacle West Capital	279		14,779
Pioneer Natural Resources	361		38,140
Pitney Bowes	759		10,899
Plains Exploration & Production	375	[a]	13,373
Plum Creek Timber	497	[c]	21,818
PNC Financial Services Group	1,722		100,203
PPG Industries	514		60,179
PPL	1,693		50,079
Praxair	937		99,519
Precision Castparts	474		82,035
priceline.com	157	[a]	90,082
Principal Financial Group	915		25,199
Procter & Gamble	8,663		599,826
Progressive	1,723		38,423
ProLogis	1,465	[c]	50,235
Prudential Financial	1,438		82,038
Public Service Enterprise Group	1,568		50,239

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Public Storage	479	[c]	66,404
PVH	207		22,768
QEP Resources	451		13,079
QUALCOMM	5,447		319,058
Quanta Services	543	[a]	14,080
Quest Diagnostics	475		27,417
Rackspace Hosting	331	[a]	21,081
Ralcorp Holdings	198	[a]	14,294
Ralph Lauren	188		28,894
Range Resources	561		36,667
Rayonier	310	[c]	15,193
Raytheon	990		55,994
Realty Income	495	[c]	19,439
Red Hat	546	[a]	26,847
Regency Centers	238	[c]	11,429
Regeneron Pharmaceuticals	264	[a]	37,567
Regions Financial	4,217		27,495
RenaissanceRe Holdings	142		11,553
Republic Services	902		25,572
Reynolds American	1,011		42,098
Robert Half International	480		12,907
Rock-Tenn, Cl. A	182		13,321
Rockwell Automation	407		28,921
Rockwell Collins	512		27,433
Roper Industries	290		31,659
Ross Stores	670		40,837
Rowan, Cl. A	516	[a]	16,362
Royal Caribbean Cruises	399		13,434
Safeway	725		11,825
SAIC	706		7,759
Salesforce.com	398	[a]	58,100
SanDisk	842	[a]	35,162
SBA Communications, Cl. A	425	[a]	28,318
SCANA	475		23,313
Schlumberger	4,242		294,946
Scripps Networks Interactive, Cl. A	289		17,548

The Fund	51

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Seagate Technology	1,193		32,593
Sealed Air	673		10,916
Sears Canada	34		372
Sears Holdings	80	[a]	5,014
SEI Investments	426		9,321
Sempra Energy	708		49,383
Sensata Technologies Holding	331	[a]	9,324
Sherwin-Williams	262		37,356
Sigma-Aldrich	372		26,092
Simon Property Group	960	[c]	146,122
Sirius XM Radio	12,136	[a]	33,981
SL Green Realty	248	[c]	18,674
SLM	1,614		28,374
Southern	2,819		132,042
Southwest Airlines	263		2,320
Southwestern Energy	1,111	[a]	38,552
Spectra Energy	2,191		63,254
Sprint Nextel	8,846	[a]	49,007
SPX	142		9,740
St. Jude Medical	1,008		38,566
Stanley Black & Decker	479		33,195
Staples	1,996		22,984
Starbucks	2,462		113,006
Starwood Hotels & Resorts Worldwide	681	[c]	35,310
State Street	1,628		72,560
Stericycle	277	[a]	26,249
Stryker	946		49,760
SunTrust Banks	1,578		42,922
Superior Energy Services	610	[a]	12,401
Symantec	2,156	[a]	39,218
Synopsys	393	[a]	12,655
Sysco	1,810		56,237
T. Rowe Price Group	789		51,238
Target	1,940		123,675
TD Ameritrade Holding	489		7,672
TE Connectivity	1,407		45,277

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Teradata	561	[a]	38,322
Texas Instruments	3,585		100,703
Textron	976		24,605
Thermo Fisher Scientific	1,121		68,448
Tiffany & Co.	397		25,098
Time Warner	2,958		128,525
Time Warner Cable	962		95,344
TJX	2,313		96,290
Toll Brothers	400	[a]	13,204
Torchmark	249		12,597
Total System Services	474		10,660
Tractor Supply	210		20,210
TransDigm Group	140		18,649
Transocean	1,085		49,386
Travelers	1,198		84,986
Trimble Navigation	369	[a]	17,409
TRW Automotive Holdings	256	[a]	11,907
Tyco International	1,403		37,699
Tyson Foods, Cl. A	758		12,742
U.S. Bancorp	6,069		201,551
UDR	754	[c]	18,300
Ulta Salon Cosmetics & Fragrance	178		16,415
Ultra Petroleum	526	[a]	11,998
Union Pacific	1,508		185,529
United Continential Holdings	247	[a]	4,745
United Parcel Service, Cl. B	2,235		163,714
United States Steel	535		10,909
United Technologies	2,771		216,581
UnitedHealth Group	3,195		178,920
Unum Group	949		19,246
Urban Outfitters	444	[a]	15,877
URS	337		11,283
Valero Energy	1,627		47,346
Varian Medical Systems	398	[a]	26,570
Ventas	973	[c]	61,562
VeriFone Systems	353	[a]	10,463

The Fund	53

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
United States (continued)
VeriSign	497	[a]	18,424
Verisk Analytics, Cl. A	440	[a]	22,440
Verizon Communications	9,011		402,251
Vertex Pharmaceuticals	628	[a]	30,295
VF	260		40,685
Viacom, Cl. B	1,490		76,392
Visa, Cl. A	1,688		234,227
VMware, Cl. A	278	[a]	23,566
Vornado Realty Trust	489	[c]	39,223
Vulcan Materials	342		15,722
W.R. Berkley	398		15,478
W.W. Grainger	177		35,650
Wal-Mart Stores	5,898		442,468
Walgreen	2,776		97,798
Walt Disney	5,410		265,469
Walter Energy	122		4,265
Warner Chilcott, Cl. A	597		6,913
Washington Post, Cl. B	10		3,335
Waste Management	1,285		42,071
Waters	284	[a]	23,234
Watson Pharmaceuticals	443	[a]	38,076
Weatherford
International	2,132	[a]	24,092
WellPoint	1,108		67,898
Wells Fargo & Co.	15,969		537,996
Western Digital	704		24,098
Western Union	1,747		22,187
Weyerhaeuser	1,585	[c]	43,889
Whirlpool	204		19,927
Whiting Petroleum	380	[a]	15,968
Whole Foods Market	537		50,870
Williams	2,053		71,834

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Windstream	2,205		21,036
Wisconsin Energy	692		26,621
Wyndham Worldwide	412		20,765
Wynn Resorts	272		32,928
Xcel Energy	1,431		40,426
Xerox	4,418		28,452
Xilinx	804		26,339
XL Group	944		23,355
Xylem	462		11,208
Yahoo!	3,895	[a]	65,475
Yum! Brands	1,394		97,733
Zimmer Holdings	502		32,233
			41,581,784
Total Common Stocks
(cost $77,726,251)			77,957,611

Preferred Stocks—.1%
Germany
Bayerische Motoren Werke	132		7,306
Henkel & Co.	549		43,841
Porsche Automobil Holding	502		33,327
ProSiebenSat.1 Media	436		12,150
RWE	68		2,816
Volkswagen	445		92,055
Total Preferred Stocks
(cost $128,282)			191,495

	Number of
Rights—.0%	Rights		Value ($)
Spain
Banco Santander
(cost $6,029)	31,413	[a]	6,189

The Fund	55

STATEMENT OF INVESTMENTS (continued)

	Face Amount
	Covered by
Options Purchased—2.7%	Contracts ($)		Value ($)
Call Options—2.6%
U.S. Treasury
10 Year Note Futures,
December 2012 @ $115	210,000	[a]	3,786,563

	Number of
	Contracts		Value ($)
Put Options—.1%
Swiss Market Index Futures,
December 2012 @ CHF 6,601	300	[a]	39,572
Swiss Market Index Futures,
December 2012 @ CHF 6,532	990	[a]	101,152
			140,724
Total Options Purchased
(cost $3,823,484)			3,927,287

	Principal
Short-Term Investments—26.8%	Amount ($)		Value ($)
U.S. Treasury Bills:
0.09%, 11/23/12	7,000,000		6,999,657
0.09%, 12/13/12	7,000,000		6,999,286
0.10%, 11/29/12	2,500,000		2,499,840
0.10%, 12/6/12	2,000,000		1,999,820
0.10%, 12/20/12	6,170,000	[d]	6,169,179
0.10%, 1/10/13	3,350,000		3,349,477
0.10%, 1/17/13	3,760,000		3,759,338
0.11%, 11/15/12	6,000,000		5,999,868
0.11%, 12/27/12	1,270,000		1,269,807
Total Short-Term Investments
(cost $39,045,745)			39,046,272

Other investment—16.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $24,483,140)	24,483,140 [e]	24,483,140

Total Investments (cost $145,212,931)	99.8%	145,611,994
Cash and Receivables (Net)	.2%	273,725
Net Assets	100.0%	145,885,719

BR—Bearer Certificate
CDI—Chess Depository Interest
CHF—Swiss Franc
PC—Participation Certificate
REIT—Real Estate Investment Trust
RSP—Risparmio (Savings) Shares
SDR—Swedish Depository Receipts
STRIP—Separate Trading of Registered Interest and Principal of Securities

a Non-income producing security.
b The valuation of these securities has been determined in good faith by management under the direction of the Board of
Directors.At October 31, 2012, the value of these securities amounted to $8 or less than .01% of net assets.
c Investment in real estate investment trust.
d Held by or on behalf of a counterparty for open financial futures positions.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Short-Term/		Industrial	5.5
Money Market Investments	43.6	Consumer Staples	5.2
Financial	10.8	Materials	3.9
Consumer Discretionary	6.7	Options Purchased	2.7
Energy	5.7	Telecommunication Services	2.5
Information Technology	5.7	Utilities	1.9
Health Care	5.6		99.8

† Based on net assets.
See notes to financial statements.

The Fund	57

STATEMENT OF FINANCIAL FUTURES

October 31, 2012

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2012 ($)
Financial Futures Long
Amsterdam Exchange Index	130	11,104,054	November 2012	(33,433)
ASX SPI 200	24	2,805,240	December 2012	65,741
CAC 40 10 EURO	105	4,661,253	November 2012	(75,543)
DAX	48	11,309,104	December 2012	(112,652)
Euro-Bond Options	305	8,570,614	November 2012	167,519
FTSE 100	19	1,767,328	December 2012	(15,754)
Japanese 10 Year Bond	18	32,525,366	December 2012	(4,097)
Standard & Poor’s 500 E-mini	251	17,655,340	December 2012	(410,855)
U.S. Treasury 10 Year Notes	43	5,720,344	December 2012	40,391
Financial Futures Short
Australian 10 Year Bond	118	(15,349,346)	December 2012	5,206
Canadian 10 Year Bond	147	(20,174,508)	December 2012	(101,230)
Euro-Bond	28	(5,141,850)	December 2012	(7,445)
Hang Seng	76	(10,627,183)	November 2012	(5,017)
Japanese 10 Year Mini Bond	83	(14,992,609)	December 2012	(41,912)
Long Gilt	97	(18,649,571)	December 2012	237,884
S&P/ Toronto Stock
Exchange 60 Index	18	(2,559,199)	December 2012	(18,793)
Topix	95	(8,818,113)	December 2012	(10,256)
Gross Unrealized Appreciation				516,741
Gross Unrealized Depreciation				(836,987)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN

October 31, 2012

	Number of
	Contracts ($)		Value ($)
Call Options:
Swiss Market Index Futures,
December 2012 @ CHF 6,601	300	[a]	(37,462)
Swiss Market Index Futures,
December 2012 @ CHF 6,532	990	[a]	(167,508)
(premiums received $228,996)			(204,970)

CHF—Swiss Franc
a Non-income producing security.
See notes to financial statements.

The Fund	59

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		120,729,791	121,128,854
Affiliated issuers		24,483,140	24,483,140
Cash			150
Cash on initial margin—Note 4			1,080,000
Cash denominated in foreign currencies		812,840	800,793
Receivable for shares of Common Stock subscribed			543,103
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			496,796
Dividends receivable			180,345
Prepaid expenses			15,413
			148,728,594
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			178,088
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			1,938,899
Payable for futures variation margin—Note 4			300,416
Outstanding options written, at value (premiums received
$228,996)—See Statement of Options Written—Note 4			204,970
Payable for shares of Common Stock redeemed			135,836
Accrued expenses			84,666
			2,842,875
Net Assets ($)			145,885,719
Composition of Net Assets ($):
Paid-in capital			224,597,468
Accumulated investment (loss)—net			(79,143)
Accumulated net realized gain (loss) on investments			(77,241,668)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions [including
($320,246) net unrealized (depreciation) on financial futures]			(1,390,938)
Net Assets ($)			145,885,719

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	14,912,771	7,704,144	123,268,804
Shares Outstanding	1,194,240	635,703	9,745,816
Net Asset Value Per Share ($)	12.49	12.12	12.65

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2012

Investment Income ($):
Income:
Cash dividends (net of $87,263 foreign taxes withheld at source):
Unaffiliated issuers	1,577,350
Affiliated issuers	19,085
Interest	20,625
Total Income	1,617,060
Expenses:
Management fee—Note 3(a)	1,105,673
Shareholder servicing costs—Note 3(c)	107,644
Custodian fees—Note 3(c)	96,982
Professional fees	75,038
Distribution fees—Note 3(b)	62,188
Registration fees	48,211
Prospectus and shareholders’ reports	29,868
Directors’ fees and expenses—Note 3(d)	6,835
Loan commitment fees—Note 2	996
Miscellaneous	99,621
Total Expenses	1,633,056
Less—reduction in fees due to earnings credits—Note 3(c)	(31)
Net Expenses	1,633,025
Investment (Loss)—Net	(15,965)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(322,988)
Net realized gain (loss) on options transactions	194,762
Net realized gain (loss) on financial futures	3,323,831
Net realized gain (loss) on forward foreign currency exchange contracts	51,005
Net Realized Gain (Loss)	3,246,610
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	4,525,937
Net unrealized appreciation (depreciation) on options transactions	172,687
Net unrealized appreciation (depreciation) on financial futures	(1,034,250)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(1,066,773)
Net Unrealized Appreciation (Depreciation)	2,597,601
Net Realized and Unrealized Gain (Loss) on Investments	5,844,211
Net Increase in Net Assets Resulting from Operations	5,828,246

See notes to financial statements.

The Fund	61

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2012	2011
Operations ($):
Investment (loss)—net	(15,965)	(195,828)
Net realized gain (loss) on investments	3,246,610	2,063,426
Net unrealized appreciation
(depreciation) on investments	2,597,601	(31,984)
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,828,246	1,835,614
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	1,361,750	1,835,994
Class C Shares	154,884	228,056
Class I Shares	84,243,260	33,309,183
Cost of shares redeemed:
Class A Shares	(6,241,842)	(7,852,506)
Class C Shares	(2,075,851)	(3,962,032)
Class I Shares	(14,762,264)	(12,256,698)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	62,679,937	11,301,997
Total Increase (Decrease) in Net Assets	68,508,183	13,137,611
Net Assets ($):
Beginning of Period	77,377,536	64,239,925
End of Period	145,885,719	77,377,536
Accumulated investment (loss)—net	(79,143)	(40,340)
Capital Share Transactions (Shares):
Class A
Shares sold	112,440	156,682
Shares redeemed	(519,883)	(671,148)
Net Increase (Decrease) in Shares Outstanding	(407,443)	(514,466)
Class C
Shares sold	13,139	19,817
Shares redeemed	(177,256)	(342,904)
Net Increase (Decrease) in Shares Outstanding	(164,117)	(323,087)
Class I
Shares sold	6,779,483	2,798,559
Shares redeemed	(1,204,891)	(1,034,286)
Net Increase (Decrease) in Shares Outstanding	5,574,592	1,764,273

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	11.74	11.39	9.98	8.48	14.25
Investment Operations:
Investment income (loss)—net[a]	(.03)	(.04)	(.06)	(.01)	.13
Net realized and unrealized
gain (loss) on investments	.78	.39	1.47	1.87	(5.47)
Total from Investment Operations	.75	.35	1.41	1.86	(5.34)
Distributions:
Dividends from investment income—net	—	—	—	(.36)	(.26)
Dividends from net realized
gain on investments	—	—	—	—	(.17)
Total Distributions	—	—	—	(.36)	(.43)
Net asset value, end of period	12.49	11.74	11.39	9.98	8.48
Total Return (%)[b]	6.39	3.07	14.13	22.83	(38.52)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.85	1.88	2.06	1.98	1.61
Ratio of net expenses
to average net assets	1.85	1.88	2.06	1.97	1.61
Ratio of net investment income
(loss) to average net assets	(.21)	(.38)	(.54)	(.14)	1.09
Portfolio Turnover Rate	1.65	4.78	2.91	14.88	24.53
Net Assets, end of period ($ x 1,000)	14,913	18,797	24,096	36,670	74,083

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund	63

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class C Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	11.48	11.22	9.91	8.37	14.10
Investment Operations:
Investment income (loss)—net[a]	(.12)	(.13)	(.15)	(.07)	.04
Net realized and unrealized
gain (loss) on investments	.76	.39	1.46	1.86	(5.40)
Total from Investment Operations	.64	.26	1.31	1.79	(5.36)
Distributions:
Dividends from investment income—net	—	—	—	(.25)	(.20)
Dividends from net realized
gain on investments	—	—	—	—	(.17)
Total Distributions	—	—	—	(.25)	(.37)
Net asset value, end of period	12.12	11.48	11.22	9.91	8.37
Total Return (%)[b]	5.58	2.32	13.22	21.94	(38.97)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.62	2.63	2.81	2.73	2.35
Ratio of net expenses
to average net assets	2.62	2.63	2.81	2.72	2.35
Ratio of net investment income
(loss) to average net assets	(.98)	(1.12)	(1.43)	(.89)	.32
Portfolio Turnover Rate	1.65	4.78	2.91	14.88	24.53
Net Assets, end of period ($ x 1,000)	7,704	9,180	12,600	17,510	26,706

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

		Year Ended October 31,
Class I Shares	2012	2011		2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	11.84	11.44		9.99	8.52	14.30
Investment Operations:
Investment income (loss)—net[a]	.02	.00	[b]	(.01)	.02	.17
Net realized and unrealized gain
(loss) on investments	.79	.40		1.46	1.87	(5.48)
Total from Investment Operations	.81	.40		1.45	1.89	(5.31)
Distributions:
Dividends from investment income—net	—	—		—	(.42)	(.30)
Dividends from net realized
gain on investments	—	—		—	—	(.17)
Total Distributions	—	—		—	(.42)	(.47)
Net asset value, end of period	12.65	11.84		11.44	9.99	8.52
Total Return (%)	6.84	3.50		14.51	23.29	(38.29)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.47	1.49		1.64	1.60	1.26
Ratio of net expenses
to average net assets	1.47	1.49		1.64	1.59	1.26
Ratio of net investment income
(loss) to average net assets	.13	.01		(.12)	.23	1.37
Portfolio Turnover Rate	1.65	4.78		2.91	14.88	24.53
Net Assets, end of period ($ x 1,000)	123,269	49,400		27,544	17,691	21,124

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.

See notes to financial statements.

The Fund	65

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Global Alpha Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund. The fund’s investment objective is to seek total return.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), a subsidiary of BNY Mellon, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 400 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	67

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”).These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded

The Fund	69

NOTES TO FINANCIAL STATEMENTS (continued)

over-the-counter are valued at the mean between the bid and asked price.These securities are generally categorized within Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic Common
Stocks†	41,581,784	—	—	41,581,784
Equity Securities—
Foreign Common
Stocks†	36,375,819	—	8	36,375,827
Mutual Funds	24,483,140	—	—	24,483,140
Preferred Stocks†	191,495	—	—	191,495
U.S. Treasury	—	39,046,272	—	39,046,272
Rights†	6,189	—	—	6,189
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	496,796	—	496,796
Financial Futures††	516,741	—	—	516,741
Options Purchased	3,927,287	—	—	3,927,287
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(1,938,899)	—	(1,938,899)
Financial Futures††	(836,987)	—	—	(836,987)
Options Written	(204,970)	—	—	(204,970)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities—
Foreign Common Stocks ($)
Balance as of 10/31/2011	583
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(575)
Purchases	—
Sales
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 10/31/2012	8
The amount of total gains (losses) for the period
included in earnings attributable to the change
in unrealized gains (losses) relating to
investments still held at 10/31/2012	(575)

At October 31, 2011, $6,955,959 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are also included with net realized and unrealized gain or loss on investments.

The Fund	71

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended October 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	10/31/2011	($)	Purchases ($)	Sales ($)	10/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	12,607,663		74,408,645	62,533,168	24,483,140		16.8

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $37,549, accumulated capital losses $78,546,781 and unrealized depreciation $202,517.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The Fund	73

NOTES TO FINANCIAL STATEMENTS (continued)

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2012. If not applied, $60,210,328 of the carryover expires in fiscal year 2016 and $18,336,453 expires in fiscal year 2017.

During the period ended October 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency transactions and real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $22,838, increased accumulated net realized gain (loss) on investments by $22,918 and decreased paid-in capital by $80. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition,ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”).ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Effective October 10, 2012, the $225 million unsecured credit facility with Citibank, N.A., was decreased to $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on October 31, 2012, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.10% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus has contractually agreed, from November 1, 2012 to March 1, 2014, to waive receipt of its fees and/or assume the expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.25% of the value of the fund’s average daily net assets.

Pursuant to a sub-investment advisory agreement between Dreyfus and Mellon Capital, Dreyfus pays Mellon Capital an annual fee of .65% of the value of the fund’s average daily net assets, payable monthly.

The Fund	75

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2012, the Distributor retained $166 from commissions earned on sales of the fund’s Class A shares and $37 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2012, Class C shares were charged $62,188 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2012, Class A and Class C shares were charged $41,407 and $20,729, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc. (“DTI”), a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions.

During the period ended October 31, 2012, the fund was charged $7,753 for transfer agency services and $112 for cash management services. Cash management fees were partially offset by earnings credits of $13. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2012, the fund was charged $96,982 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2012, the fund was charged $543 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $18.

During the period ended October 31, 2012, the fund was charged $8,517 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $135,638, Distribution Plan fees $4,955, Shareholder Services Plan fees $4,838, custodian fees $28,003, Chief Compliance Officer fees $2,654 and transfer agency fees $2,000.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund	77

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures, options transactions and forward contracts, during the period ended October 31, 2012, amounted to $28,547,494 and $947,197, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2012 is discussed below.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2012 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Equity risk[1,2]	206,465	Equity risk[1,3]	(887,273)
Interest rate risk[1,2]	4,237,563	Interest rate risk[1]	(154,684)
Foreign exchange risk[4]	496,796	Foreign exchange risk[5]	(1,938,899)
Gross fair value of
derivative contracts	4,940,824		(2,980,856)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Options purchased are included in investments in securities – Unaffiliated issuers, at value.
3	Outstanding options written, at value.
4	Unrealized appreciation on forward foreign currency exchange contracts.
5	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2012 is shown below:

Amount of realized gain or (loss) on derivatives recognized in income ($)

	Financial	Options	Forward
Underlying risk	Futures[6]	Transactions[7]	Contracts[8]	Total
Equity	2,422,935	(1,002,336)	—	1,420,599
Interest rate	900,896	1,197,098	—	2,097,994
Foreign exchange	—	—	51,005	51,005
Total	3,323,831	194,762	51,005	3,569,598

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)

	Financial	Options	Forward
Underlying risk	Futures[9] Transactions[10]		Contracts[11]	Total
Equity	(1,219,289)	(26,424)	—	(1,245,713)
Interest rate	185,039	199,111	—	384,150
Foreign exchange	—	—	(1,066,773)	(1,066,773)
Total	(1,034,250)	172,687	(1,066,773)	(1,928,336)

Statement of Operations location:

6	Net realized gain (loss) on financial futures.
7	Net realized gain (loss) on options transactions.
8	Net realized gain (loss) on forward foreign currency exchange contracts.
9	Net unrealized appreciation (depreciation) on financial futures.
[10] Net unrealized appreciation (depreciation) on options transactions.
[11] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk and interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial futures open at October 31, 2012 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates, the values of equities or as a substitute for an investment. The fund is subject to

The Fund	79

NOTES TO FINANCIAL STATEMENTS (continued)

interest rate risk and market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects the following:

any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended October 31, 2012:

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts	Received ($)	Cost ($)	(Loss) ($)
Contracts outstanding
October 31, 2011	200	63,604
Contracts written	4,720	787,007
Contracts terminated:
Contracts closed	3,630	621,615	1,288,770	(667,155)
Contracts Outstanding
October 31, 2012	1,290	228,996

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated

The Fund	81

NOTES TO FINANCIAL STATEMENTS (continued)

with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2012:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Australian Dollar,
Expiring:
12/19/2012 [a]	1,335,150	1,376,446	1,380,360	3,914
12/19/2012 [b]	4,233,112	4,351,211	4,376,451	25,240
12/19/2012 [c]	1,954,800	2,024,134	2,020,992	(3,142)
12/19/2012 [d]	4,259,415	4,369,006	4,403,645	34,639
12/19/2012 [e]	4,790,631	4,953,846	4,952,849	(997)
12/19/2012 [f]	649,530	669,815	671,524	1,709
12/19/2012 [g]	410,631	421,700	424,536	2,836
British Pound,
Expiring:
12/19/2012 [b]	2,101,620	3,404,494	3,390,959	(13,535)
12/19/2012 [c]	3,400,860	5,473,716	5,487,279	13,563
12/19/2012 [d]	1,433,120	2,327,244	2,312,335	(14,909)
12/19/2012 [e]	324,480	527,630	523,548	(4,082)
12/19/2012 [g]	135,200	219,799	218,145	(1,654)
Canadian Dollar,
Expiring:
12/19/2012 [b]	7,688,778	7,861,719	7,690,206	(171,513)
12/19/2012 [c]	1,148,580	1,175,234	1,148,793	(26,441)
12/19/2012 [d]	15,470,947	15,815,407	15,473,820	(341,587)
12/19/2012 [e]	4,032,643	4,096,735	4,033,392	(63,343)
12/19/2012 [g]	736,840	753,595	736,977	(16,618)
Euro,
Expiring:
12/19/2012 [b]	233,050	299,927	302,220	2,293
12/19/2012 [c]	1,605,420	2,073,602	2,081,916	8,314
12/19/2012 [d]	740,960	957,173	960,880	3,707
12/19/2012 [e]	147,350	190,146	191,084	938
12/19/2012 [f]	162,085	209,278	210,193	915
12/19/2012 [g]	2,403,005	3,112,494	3,116,227	3,733
Japanese Yen,
Expiring:
12/19/2012 [a]	133,548,900	1,683,866	1,673,796	(10,070)
12/19/2012 [b]	782,673,024	10,012,797	9,809,406	(203,391)
12/19/2012 [c]	6,605,160	82,764	82,784	20
12/19/2012 [d]	669,597,950	8,596,560	8,392,212	(204,348)
12/19/2012 [e]	117,113,740	1,474,980	1,467,811	(7,169)
12/19/2012 [f]	62,699,500	789,690	785,826	(3,864)
12/19/2012 [g]	161,790,660	2,066,028	2,027,756	(38,272)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
New Zealand Dollar,
Expiring:
12/19/2012 [b]	5,020,349	4,046,770	4,115,153	68,383
12/19/2012 [d]	433,664	357,578	355,472	(2,106)
12/19/2012 [e]	2,067,840	1,691,581	1,694,997	3,416
12/19/2012 [f]	94,864	78,220	77,760	(460)
12/19/2012 [g]	6,343,983	5,134,697	5,200,129	65,432
Norwegian Krone,
Expiring:
12/19/2012 [a]	7,513,200	1,332,005	1,315,443	(16,562)
12/19/2012 [b]	6,542,680	1,144,000	1,145,520	1,520
12/19/2012 [c]	15,791,200	2,764,682	2,764,791	109
12/19/2012 [d]	2,903,966	500,805	508,439	7,634
12/19/2012 [e]	23,601,514	4,104,858	4,132,254	27,396
12/19/2012 [f]	3,318,330	588,377	580,987	(7,390)
12/19/2012 [g]	18,788,820	3,297,348	3,289,627	(7,721)
Swedish Krona,
Expiring:
12/19/2012 [a]	6,304,200	959,307	949,049	(10,258)
12/19/2012n [d]	31,146,945	4,693,208	4,688,934	(4,274)
12/19/2012 [e]	17,907,341	2,711,331	2,695,813	(15,518)
12/19/2012 [f]	2,784,355	424,262	419,163	(5,099)
12/19/2012 [g]	46,526,237	7,008,851	7,004,169	(4,682)
Sales:		Proceeds ($)
Australian Dollar,
Expiring:
12/19/2012 [b]	113,520	115,432	117,364	(1,932)
12/19/2012 [e]	359,480	365,879	371,653	(5,774)
12/19/2012 [g]	94,600	96,123	97,803	(1,680)
British Pound,
Expiring:
12/19/2012 [a]	652,800	1,052,889	1,053,291	(402)
12/19/2012 [b]	334,480	537,916	539,683	(1,767)
12/19/2012 [d]	3,815,351	6,145,873	6,156,059	(10,186)
12/19/2012 [e]	7,743,953	12,373,766	12,494,848	(121,082)
12/19/2012 [f]	577,224	931,111	931,349	(238)
12/19/2012 [g]	9,782,461	15,664,874	15,783,976	(119,102)
Canadian Dollar,
Expiring:
12/19/2012 [a]	2,161,200	2,199,804	2,161,601	38,203
12/19/2012 [d]	490,100	502,578	490,191	12,387
12/19/2012 [e]	3,119,629	3,147,347	3,120,208	27,139
12/19/2012 [f]	954,530	972,304	954,707	17,597
12/19/2012 [g]	37,700	38,678	37,707	971

The Fund	83

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)

Sales (continued):
Euro,
Expiring:
12/19/2012 [a]	1,867,800	2,447,296	2,422,171	25,125
12/19/2012 [b]	3,968,448	5,056,597	5,146,301	(89,704)
12/19/2012 [c]	4,288,803	5,554,475	5,561,739	(7,264)
12/19/2012 [e]	10,564,921	13,563,481	13,700,636	(137,155)
12/19/2012 [f]	824,945	1,080,975	1,069,792	11,183
12/19/2012 [g]	15,200,555	19,567,446	19,712,147	(144,701)
Japanese Yen,
Expiring
12/19/2012 [e]	187,518,400	2,412,029	2,350,208	61,821
New Zealand Dollar,
Expiring:
12/19/2012 [a]	823,350	668,503	674,896	(6,393)
12/19/2012 [b]	392,500	317,768	321,730	(3,962)
12/19/2012 [c]	1,724,280	1,408,298	1,413,383	(5,085)
12/19/2012 [d]	255,125	206,383	209,125	(2,742)
12/19/2012 [e]	3,513,118	2,851,917	2,879,684	(27,767)
12/19/2012 [f]	496,115	402,374	406,663	(4,289)
12/19/2012 [g]	137,375	111,333	112,606	(1,273)
Norwegian Krone,
Expiring:
12/19/2012 [b]	5,586,390	974,153	978,089	(3,936)
12/19/2012 [c]	4,205,520	724,740	736,320	(11,580)
12/19/2012 [g]	9,105,600	1,567,931	1,594,247	(26,316)
Swedish Krona,
Expiring:
12/19/2012 [b]	5,969,130	906,819	898,607	8,212
12/19/2012 [c]	9,948,420	1,497,752	1,497,658	94
12/19/2012 [d]	2,238,720	339,627	337,022	2,605
12/19/2012 [e]	3,090,000	464,106	465,176	(1,070)
12/19/2012 [f]	489,720	74,242	73,724	518
12/19/2012 [g]	13,781,250	2,088,764	2,074,662	14,102
Swiss Franc,
Expiring:
12/19/2012 [b]	699,755	747,929	751,950	(4,021)
12/19/2012 [d]	439,410	471,713	472,186	(473)
12/19/2012 [g]	325,740	351,165	350,037	1,128
Gross Unrealized
Appreciation				496,796
Gross Unrealized
Depreciation				(1,938,899)

Counterparties:

a	BNP Paribas
b	Citigroup
c	Credit Suisse First Boston
d	Goldman Sachs
e	HSBC
f	Standard Chartered Bank of Australia
g	UBS

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2012:

Average Market Value ($)
Interest rate financial futures	73,326,011
Equity financial futures	41,595,325
Equity options contracts	172,593
Interest rate options contracts	3,424,417
Forward contracts	87,757,751

At October 31, 2012, the cost of investments for federal income tax purposes was $145,421,545; accordingly, accumulated net unrealized appreciation on investments was $190,449, consisting of $9,908,328 gross unrealized appreciation and $9,717,879 gross unrealized depreciation.

The Fund	85

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Global Alpha Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written, of Global Alpha Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Alpha Fund at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 27, 2012

PROXY RESULTS (Unaudited)

The Company held a special meeting of shareholders on August 3, 2012.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Lynn Martin†	90,334,756		3,252,629
Robin A. Melvin†	90,449,622		3,137,763
Philip L. Toia†	90,229,928		3,357,457

† Each new Board Member’s term commenced on September 1, 2012.
In addition Peggy C. Davis, Joseph S. DiMartino, David P. Feldman, Ehud Houminer and Dr. Martin Peretz continue as Board Members of the Company.

The Fund	87

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Peggy C. Davis (69)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 63
———————
David P. Feldman (72)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 46
———————
Ehud Houminer (72)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 73

Lynn Martin (72)
Board Member (2012)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm, from January
2005-present
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 46
———————
Robin A. Melvin (49)
Board Member (2012)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 83
———————
Dr. Martin Peretz (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 46
———————
Philip L. Toia (79)
Board Member (2012)
Principal Occupation During Past 5Years:
• Private Investor
No. of Portfolios for which Board Member Serves: 56
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

The Fund	89

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 72 investment companies (comprised of 156 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

The Fund	91

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $220,020 in 2011 and $225,816 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $24,000 in 2011 and $36,000 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2011 and $-0- in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $30,288 in 2011 and $43,947 in 2012. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2011 and $-0- in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $58 in 2011 and $112 in 2012. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $-0- in 2011 and $200,000 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $18,299,198 in 2011 and $47,346,640 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advantage Funds, Inc. By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 19, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	December 19, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)